D

UNITED STATES
SECURITIES AND EXCHANGE COMMISSION
Washington, D.C. 20549

SCHEDULE 14A
(Rule 14a-101)
INFORMATION REQUIRED IN PROXY STATEMENT
SCHEDULE 14A INFORMATION

Proxy Statement Pursuant to Section 14(a) of the
Securities Exchange Act of 1934
(Amendment No. )
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Check the appropriate box:

☐	Preliminary Proxy Statement

☐	Confidential, For Use of the Commission Only (as permitted by Rule 14a-6(e)(2))

☒	Definitive Proxy Statement

☐	Definitive Additional Materials

☐	Soliciting Material under §240.14a-12
Lineage, Inc.
(Name of Registrant as Specified in its Charter)
(Name of Person(s) Filing Proxy Statement, if Other Than the Registrant)
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☒	No fee required.

☐	Fee paid previously with preliminary materials:

☐	Fee computed on table in exhibit required by Item 25(b) per Exchange Act Rules 14a-6(i)(1) and 0-11.

Lineage
Lineage

Lineage®

ONELINEAGE.COM

2026
Proxy Statement

Lineage 2026 Proxy Statement
April 23, 2026
A Letter From Our Chief Executive Officer
Dear Stockholders,
2025 marked our first full year as a public company and proved to be a challenging period for Lineage and the cold storage industry overall, shaped by a dynamic operating environment and uneven market conditions across our footprint.
While the environment was challenging, I am proud of how our team responded.
Rather than remaining static, we took decisive steps to strengthen the business. We initiated cost‑saving initiatives, pursued selective portfolio optimization including asset sales, and accelerated improvements to our operating processes, systems, and technology. These actions were undertaken with a long‑term perspective, balancing near‑term discipline with continued investment in the future of the Company.
As the year progressed, we began to see encouraging signs. The back half of 2025 reflected improving occupancy trends and a return toward more normal seasonality. While challenges remain, the business exited the year with improved stability, which we expect to carry into 2026.
Lineage operates mission‑critical infrastructure within a resilient global food supply chain, supported by a diversified portfolio, long‑standing customer relationships, and a deeply committed team. While 2025 was demanding, it reinforced the importance of discipline, adaptability, and transparency.
We remain focused on executing our strategy, continuing to strengthen the business, and creating durable value for our stockholders.
Thank you for your continued confidence in Lineage.
Sincerely,
Greg Lehmkuhl
President, Chief Executive Officer & Director

Lineage 2026 Proxy Statement
Notice of 2026 Annual Meeting of Stockholders
To be held on June 9, 2026
To the Stockholders of Lineage, Inc.:
The 2026 annual meeting of stockholders (the “Annual Meeting”) of Lineage, Inc., a Maryland corporation
(“Lineage,” our “Company,” “we,” “our” or “us”), will be held virtually on June 9, 2026 at 8:30 a.m., Eastern
Daylight Time, to consider and vote on the following matters:
(1)The election of 10 individuals as directors, with each to serve on Lineage’s board of directors until
Lineage’s 2027 annual meeting of stockholders and until their respective successors are duly elected and qualify;
(2)The ratification of the appointment of PricewaterhouseCoopers LLP as Lineage’s independent registered public accounting firm for the fiscal year ending December 31, 2026;
(3)The resolution to approve, on an advisory basis, the compensation of Lineage’s named executive officers, as more fully described in the accompanying proxy statement; and
(4)The transaction of such other business as may properly come before the Annual Meeting or any postponement or adjournment thereof.
These items of business are described in the Proxy Statement that follows this notice. The close of business on
March 18, 2026 (the “record date”) has been fixed by our board of directors as the record date for the determination of the stockholders entitled to notice of, and to vote at, the Annual Meeting and any postponement or adjournment thereof.
All stockholders as of the record date are cordially invited to attend the Annual Meeting, which will be conducted via a live webcast. Whether or not you plan to attend the virtual Annual Meeting, in order to assure proper representation of your shares at the Annual Meeting, we urge you to submit your proxy voting instructions.
To be admitted to the virtual Annual Meeting, you will need to log in to www.virtualshareholdermeeting.com/
LINE2026 using the control number found in the Notice Regarding the Availability of Proxy Materials, proxy card or voting instruction form. The Annual Meeting will begin promptly at 8:30 a.m., Eastern Daylight Time, on
June 9, 2026. Online access to the webcast will open at approximately 8:15 a.m. Eastern Daylight Time. We encourage you to access the meeting in advance of the designated start time. If you encounter any difficulties accessing the virtual meeting during the check-in or meeting time, please call the technical assistance number that will be posted on www.virtualshareholdermeeting.com/LINE2026.
If you are a registered holder of our shares as of the close of business on the record date, you may vote by following the instructions for voting on the Notice Regarding the Availability of Proxy Materials or, if you received a paper or electronic copy of our proxy materials, by following the instructions on your proxy card. If you hold shares in “street name” through a broker or other financial institution, you must follow the instructions provided by your broker or other financial institution regarding how to authorize and instruct your broker or financial institution to vote your shares.

By Order of the Board,

/s/ Natalie Matsler
Natalie Matsler Chief Legal Officer and Corporate Secretary
Novi, Michigan
April 23, 2026
This Notice of 2026 Annual Meeting of Stockholders and Proxy Statement are first being distributed or made available, as the case may be, on or about April 23, 2026.

Lineage 2026 Proxy Statement
Forward-Looking Statements
Certain statements contained in this Proxy Statement, other than historical facts, may be considered forward-
looking statements within the meaning of the Private Securities Litigation Reform Act of 1995. Such statements include, but are not limited to statements about Lineage’s plans, strategies, initiatives, and prospects and statements about its future results of operations, capital expenditures and liquidity. These forward-looking statements are based on current expectations, estimates and projections about the industry and markets in which Lineage operates, and beliefs of, and assumptions made by, the Company. Such statements are subject to known and unknown risks and uncertainties which could cause actual results to differ materially from those projected or anticipated, including, but not limited to, the important factors discussed in our Annual Report on
Form 10-K for the year ended December 31, 2025 and in our other filings with the Securities and Exchange
Commission (the “SEC”). Forward-looking statements in this Proxy Statement speak only as of the date of this
Proxy Statement, and undue reliance should not be placed on such statements. We undertake no obligation to, nor do we intend to, update, or otherwise revise, any such statements that may become untrue because of subsequent events.
Certain Terms Used in this Proxy Statement
Unless specified or required by the context, references herein to “we,” “our,” “us,” “Lineage,” or the “Company”
refer to Lineage, Inc., a Maryland corporation, and its consolidated subsidiaries. References herein to “our operating partnership” mean, prior to its conversion to a Maryland limited partnership in connection with the formation transactions, Lineage OP, LLC, a Delaware limited liability company, and after such conversion,
Lineage OP, LP, a Maryland limited partnership. Lineage OP, LP is our direct subsidiary and is managed by us.
References herein to “Lineage Holdings” mean Lineage Logistics Holdings, LLC, our principal operating subsidiary and a direct subsidiary of, and managed by, our operating partnership.

Lineage 2026 Proxy Statement
In general, references herein to “Bay Grove” are to Bay Grove Capital Group LLC (“BG Capital”), a private owner-operator firm founded by our Co-Executive Chairmen, and its affiliated entities, including Bay Grove
Management Company, LLC (“Bay Grove Management”) and Bay Grove Capital LLC (“Bay Grove Capital”), but
excluding BGLH and the Co-Executive Chairmen. In general, references to “BGLH” are to BG Lineage
Holdings, LLC, and its subsidiary BG Lineage Holdings LHR, LLC (“LHR”). BG Capital is the managing member of Bay Grove Capital and Bay Grove Management, which is the managing member of BGLH. BG Capital is also the manager of BG Maverick, LLC (“BG Maverick”) and BG Cold, LLC (“BG Cold”). Our Co-Executive
Chairmen, Adam Forste and Kevin Marchetti, are the managing members of BG Capital.
Important Notice Regarding the Availability of Proxy Materials for the Annual Meeting to be held June 9,
2026. The Proxy Statement and our 2025 Annual Report to Stockholders are available at:
www.proxyvote.com.

Lineage 2026 Proxy Statement
Proxy Statement for 2026 Annual Meeting of Stockholders to be held on June 9, 2026
This Proxy Statement is being furnished to stockholders in connection with the solicitation of proxies by and on behalf of the board of directors (the “Board”) of Lineage, Inc. for exercise at the Company’s 2026 annual meeting of stockholders (the “Annual Meeting”). The Annual Meeting will be held in a virtual format only. This
Proxy Statement, the Notice of 2026 Annual Meeting of Stockholders and the related proxy card are first being made available or sent to stockholders on or about April 23, 2026.
General Information
When and where will the Annual Meeting be held?
The Annual Meeting will be solely a virtual meeting of stockholders, and will be held on June 9, 2026, at 8:30
a.m., Eastern Daylight Time, via live webcast at www.virtualshareholdermeeting.com/LINE2026.
Why are you holding a virtual Annual Meeting?
We believe holding our Annual Meeting via live webcast is an environmentally-friendly way to provide expanded access, improved communication and cost savings for our stockholders and the Company. The virtual meeting provides the same rights to participate as an in-person meeting. Stockholders will not be permitted to physically attend the Annual Meeting. During the Annual Meeting, you may submit questions and vote your shares electronically.
What items will be voted on at the Annual Meeting, and how does the Board recommend that I vote?
The purpose of the Annual Meeting is to vote on the following items described in this proxy statement:
•Proposal 1: Election of the 10 director nominees listed in this Proxy Statement.
•Proposal 2: Ratification of the appointment of PricewaterhouseCoopers LLP as our independent registered public accounting firm for 2026.
•Proposal 3: Advisory vote on the compensation of our named executive officers (“say-on-pay”).
Our Board recommends a vote “FOR” the election of each of the nominees named in this Proxy Statement as directors, to serve on our board of directors until our 2027 annual meeting of stockholders and until their successors are duly elected and qualify and “FOR” Proposals 2 and 3. We do not anticipate any other matters will come before the Annual Meeting. If other matters are properly presented at the meeting or any adjournment or postponement thereof for consideration, and you are a stockholder of record and have submitted a proxy card, the persons named in your proxy card will have discretion to vote on these matters for you.
Who is entitled to vote at the Annual Meeting?
Holders of record of shares of our common stock, par value $0.01 per share (our “Common Stock”), as of the close of business on March 18, 2026 (the “record date”) will be entitled to notice of and to vote at the Annual
Meeting and any continuation, postponement or adjournment thereof. At the close of business on the record date, there were 227,140,448 shares of our Common Stock issued and outstanding and entitled to vote. Each share of Common Stock is entitled to one vote.

Lineage 2026 Proxy Statement
Who is entitled to participate in the Annual Meeting?
Persons with evidence of stock ownership as of the record date, including both registered holders and stockholders whose shares are held in street name, can participate in the virtual meeting by visiting
www.virtualshareholdermeeting.com/LINE2026. You will need the control number included on your Notice
Regarding the Availability of Proxy Materials (the “Notice”), on your proxy card, or on the instructions that accompany your proxy materials. If you do not have a control number, please contact your broker or other financial institution as soon as possible so that you can be provided with one. Questions pertinent to meeting matters will be answered during the Annual Meeting, subject to time limitations. We will endeavor to answer as many questions submitted by stockholders as time permits. We reserve the right to edit profanity or other inappropriate language and to exclude questions regarding topics that are not pertinent to meeting matters or
Company business. If we receive substantially similar questions, we may group questions together and provide a single response to avoid repetition. Additional information regarding stockholder questions and participation, rules, procedures and technical support can be viewed 15 minutes prior to the meeting at
www.virtualshareholdermeeting.com/LINE2026. If you encounter any difficulties while accessing the virtual meeting during the check-in or meeting time, you should call the technical assistance phone number that will be posted on the virtual stockholder meeting log-in page, which will be made available 15 minutes prior to the start time of the meeting.
What is the difference between being a “record holder” and holding shares in “street name”?
A record holder (also called a “registered holder”) holds shares in his or her name directly with our transfer agent, Computershare Trust Company, N.A. Shares held in “street name” means that shares are held in the name of a broker or other financial institution on the holder’s behalf.
How do I vote if I am a record holder?
We recommend that stockholders vote by proxy even if they plan to attend the Annual Meeting virtually. If you are a stockholder of record, there are three ways to vote by proxy:
•By internet: You can vote over the internet at www.proxyvote.com by following the instructions on the Notice or proxy card.
•By telephone: You can vote by telephone by calling 1-800-690-6903 and following the instructions on the Notice or proxy card.
•By mail: You can vote by mail by signing, dating and mailing the proxy card, which you may have received by mail.
Internet and telephone voting facilities for stockholders of record will be available 24 hours a day and will close at 11:59 p.m., Eastern Time, on June 8, 2026.
You may also elect to participate in the Annual Meeting via live webcast, through which you may vote online during the Annual Meeting prior to the closing of the polls. Any previous votes that you submitted by mail, telephone or internet will be superseded.
How do I vote if my shares are held in “street name”?
If your shares are held by a broker or other financial institution, the Notice, or the proxy materials if you elected to receive a hard copy, has been forwarded to you by your broker or other financial institution who is considered, with respect to those shares, the stockholder of record. As the beneficial owner, you have the right to direct your broker or other financial institution on how to vote your shares by following their instructions for voting.
You may also elect to participate in the Annual Meeting via live webcast, through which you may vote online during the Annual Meeting prior to the closing of the polls, and any previous votes that you submitted will be superseded.

Lineage 2026 Proxy Statement
How many shares must be present to hold the Annual Meeting?
A quorum must be present at the Annual Meeting for any business to be conducted. The presence, virtually or represented by proxy, at the Annual Meeting of holders of Common Stock entitled to cast a majority of all the votes entitled to be cast at the Annual Meeting will constitute a quorum. Abstentions and broker non-votes are each included in the determination of the number of shares present at the Annual Meeting for the purpose of determining whether a quorum is present.
What vote is required for each proposal?
For Proposal 1, in an uncontested election, an affirmative vote of the majority of the total votes cast for and against such nominee is required for the election of a director. The majority voting standard does not apply, however, in a contested election where the number of director nominees exceeds the number of directors to be elected at the Annual Meeting. In such circumstances, directors will instead be elected by a plurality of the votes cast, which means that the nominees receiving the largest number of “for” votes would be elected as directors.
The election of directors at the Annual Meeting is not contested.
The approval of Proposals 2 and 3 requires the affirmative vote of a majority of votes cast on the proposal.
How are abstentions and broker non-votes counted?
Abstentions (shares present at the meeting or represented by proxy that are voted “abstain”) and broker non-
votes (explained below) are counted for the purpose of establishing the presence of a quorum, but are not counted as votes cast and will have no effect on the voting results for the applicable proposal.
What is a “broker non-vote”?
A broker non-vote occurs when there are both routine and non-routine matters and a nominee holding shares for a beneficial owner (e.g., a broker) votes on at least one routine matter but does not vote on one or more non-routine matters because such nominee does not have discretionary voting power for that particular matter and has not received voting instructions from the beneficial owner. Broker non-votes occur for such non-routine matters. The only routine item to be acted upon at the Annual Meeting with respect to which a broker or nominee will be permitted to exercise voting discretion is the ratification of the appointment of
PricewaterhouseCoopers LLP as our independent registered public accounting firm for the 2026 fiscal year.
Therefore, if you hold your shares in street name and do not give the broker or nominee specific voting instructions on the other proposals, your shares will not be voted on such other items, and a broker non-vote will occur. Broker non-votes are not considered votes cast, and will therefore not have any effect on such proposals.
What if I do not specify how my shares are to be voted?
If you submit a proxy but do not indicate any voting instructions, the persons named as proxies will vote in accordance with the recommendations of the Board.
Can I revoke or change my vote after submitting a proxy?
Yes. If you are a record holder and you have voted by internet, telephone or mail, you may change your vote and revoke your proxy by:
•Sending a written statement to that effect to the attention of Corporate Secretary at Lineage, Inc.,
46500 Humboldt Drive, Novi, Michigan 48377, provided that such statement is received no later than June 8, 2026.
•Voting again by internet or telephone at a later time before the closing of these voting facilities at
11:59 p.m. Eastern Time, on June 8, 2026.
•Submitting a properly signed proxy card with a later date that is received no later than June 8,
2026.
•Attending the Annual Meeting via live webcast and voting online during the Annual Meeting prior to the closing of the polls.

Lineage 2026 Proxy Statement
If you hold shares in street name, you may submit new voting instructions by contacting your broker or other financial institution.
Your most recent proxy card or telephone or internet proxy is the one that is counted. Your attendance at the
Annual Meeting by itself will not revoke your proxy unless you give written notice of revocation to the Company before your proxy is voted or you vote at the Annual Meeting.
Why did I receive a Notice Regarding the Availability of Proxy Materials instead of a full set of materials?
Under rules adopted by the SEC, we are electing to furnish proxy materials, including this Proxy Statement and our annual report for the fiscal year ended December 31, 2025 (the “Annual Report”), to our stockholders by providing access to such documents on the internet, rather than mailing printed copies. If you received a Notice by mail, you will not receive printed copies of the proxy materials unless you request them. Instead, the Notice will instruct you how to access and review the proxy materials on the internet. If you would like printed copies of the proxy materials, please follow the instructions in the Notice.
What does it mean if I receive more than one Notice or more than one set of proxy materials?
It means that your shares are held in more than one account at the transfer agent and/or with brokers or other financial institutions. Please vote all of your shares. To ensure that all of your shares are voted, for each Notice or set of proxy materials, please submit your proxy according to the instructions.
I share an address with another stockholder. Why did we receive only one set of proxy materials?
Some brokers and other financial institutions may be participating in the practice of “householding” proxy materials. This means that only one copy of our proxy materials may be sent to multiple stockholders in your household. If you hold your shares in street name and want to receive separate copies of the proxy materials in the future, or if you are receiving multiple copies and would like to receive only one copy for your household, you should contact the broker or other financial institution that holds your shares. Upon written request, we will promptly deliver a separate copy of the proxy materials to any stockholder at a shared address to which a single copy of those documents were delivered. To receive a separate copy of the proxy materials, you can contact
Investor Relations at (470) 801-6049. See “Householding of Proxy Materials” below for more information.
Who is paying for this proxy solicitation?
We will pay the cost of soliciting proxies. Proxies may be solicited on our behalf by directors, officers, or employees (for no additional compensation) in person or by telephone, fax or email. Brokers and other financial institutions will be requested to solicit proxies or authorizations from beneficial owners and will be reimbursed for their reasonable expenses.
Who will count the votes?
Representatives of Broadridge Investor Communications Services (“Broadridge”) will tabulate the votes, and a representative of Broadridge will act as inspector of elections.
Who should I contact if I have additional questions?
You can contact our Investor Relations at (470) 801-6049. Stockholders who hold in street name should contact the organization that holds their shares for additional information on how to vote.

Lineage 2026 Proxy Statement
Proposal 1: Election Of Directors
Board of Directors
Our board of directors is currently comprised of 10 directors: Adam Forste, Kevin Marchetti, Greg Lehmkuhl,
Shellye Archambeau, John Carrafiell, Joy Falotico, Luke Taylor, Michael Turner, Lynn Wentworth and James
Wyper. In accordance with our charter (the “Charter”) and amended and restated bylaws (the “Bylaws”), each director will hold office until our next annual meeting of stockholders following his or her election and until his or her successor has been duly elected and qualifies, or until the director’s earlier resignation, death or removal.
Our Stockholders Agreement (as defined below) requires us to nominate for election as directors at this Annual
Meeting six individuals designated by BGLH, one individual designated by Stonepeak Aspen Holdings LLC
(along with its affiliates, unless the context otherwise requires, “Stonepeak”) and one individual designated by
BGO Cold Storage Holdings II, LP (along with its affiliates, unless the context otherwise requires,
“BentallGreenOak”). For additional information, see “Certain Relationships and Related Party Transactions—
Other Related Party Transactions—Stockholders Agreement.” BGLH has designated Messrs. Forste, Marchetti and Turner and Mses. Archambeau, Falotico, and Wentworth, Stonepeak has designated Mr. Wyper, and
BentallGreenOak has designated Mr. Carrafiell. As a result, and upon the recommendation of the Nominating and Corporate Governance Committee, our Board has nominated each of these individuals, as well as Mr.
Lehmkuhl and Mr. Taylor, to stand for election as directors by the stockholders at the Annual Meeting, with each to serve until our 2027 annual meeting of stockholders and until their respective successors are duly elected and qualify, or until their earlier resignation, death or removal.
The shares of Common Stock represented by properly submitted proxies will be voted by the persons named therein as proxy holders “FOR” the election of each of Messrs. Forste, Marchetti, Lehmkuhl, Carrafiell, Taylor,
Turner and Wyper and Mses. Archambeau, Falotico and Wentworth as directors, unless otherwise instructed. If the candidacy of any of Messrs. Forste, Marchetti, Lehmkuhl, Carrafiell, Taylor, Turner, and Wyper and Mses.
Archambeau, Falotico, and Wentworth should, for any reason, be withdrawn prior to the Annual Meeting, the proxies will be voted by the proxy holders in favor of such substituted candidates (if any) as shall be nominated by our Board. Our Board has no reason to believe that, if elected, any of Messrs. Forste, Marchetti, Lehmkuhl,
Carrafiell, Taylor, Turner and Wyper and Mses. Archambeau, Falotico and Wentworth will be unable or unwilling to serve as director.
Information Regarding the Nominees for Election as Directors
The following information is furnished as of April 23, 2026 regarding the nominees for election as directors.

Name	Age	Position
Adam Forste	48	Co-Executive Chairman
Kevin Marchetti	48	Co-Executive Chairman
Greg Lehmkuhl	53	President, Chief Executive Officer and Director
Shellye Archambeau	63	Director
John Carrafiell	61	Director
Joy Falotico	58	Director
Luke Taylor	48	Director
Michael Turner	53	Director
Lynn Wentworth	67	Director
James Wyper	36	Director
Adam Forste
Adam Forste is a Co-Founder of our Company and has served as our Co-Executive Chairman since our formation. Mr. Forste is also a co-founder of Bay Grove, our Company’s original owner-operator, and has served as a Managing Partner of Bay Grove since 2007. Prior to co-founding Bay Grove, Mr. Forste worked at KKR.
Mr. Forste began his career with Morgan Stanley in its investment banking group, both in New York and San
Francisco. He serves on the board of directors of the Global Cold Chain Foundation, Emergent Cold LatAm

Lineage 2026 Proxy Statement
Holdings LLC and Turvo LLC. Mr. Forste is also a Fulbright Fellow and a graduate of Dartmouth College. We believe that, as a Co-Founder, Mr. Forste’s prior management and board experience, as well as his experience as an investment professional qualifies him to serve on our board of directors.
Kevin Marchetti
Kevin Marchetti is a Co-Founder of our Company and has served as our Co-Executive Chairman since our formation. Mr. Marchetti is also a co-founder of Bay Grove, our Company’s original owner-operator, and has served as Managing Partner of Bay Grove since 2007. Prior to co-founding Bay Grove, Mr. Marchetti worked at
The Yucaipa Companies. Mr. Marchetti began his career with Morgan Stanley in its investment banking group in
San Francisco. He currently serves as a Trustee for the San Francisco Museum of Modern Art and previously served on the board of directors of the Pittsburgh Penguins, The San Francisco Zoological Society and The
International Association of Refrigerated Warehouses. Mr. Marchetti is a graduate of Duke University. We believe that, as a Co-Founder, Mr. Marchetti’s prior management and board experience, as well as his experience as an investment professional qualifies him to serve on our board of directors.
Greg Lehmkuhl
Greg Lehmkuhl has served as our President and Chief Executive Officer since June 2015 and as a director since our initial public offering of Common Stock in July 2024 (our “IPO”). Prior to joining Lineage, he served in various executive appointments for Con-Way, Inc. (NYSE: CNW) from 2001 to 2011, including President and
Corporate Executive Vice President and held management positions at Menlo Logistics, Delphi Automotive and
Penske Logistics. Mr. Lehmkuhl has also served on the board of directors of Agree Realty Corp. (NYSE: ADC)
since July 2018. Mr. Lehmkuhl received his Bachelor of Material and Logistics Management from Michigan
State University and an M.B.A. from Oakland University. We believe that Mr. Lehmkuhl’s experience as a director and company executive, including his experience in real estate, corporate governance and business management, qualifies him to serve on our board of directors.
Shellye Archambeau
Shellye Archambeau has served on the board of directors of Lineage Holdings since April 2024 and on the board of directors of Lineage since our IPO. From December 2002 until December 2017, Ms. Archambeau was
Chief Executive Officer of MetricStream, Inc., a leading provider of governance, risk, compliance and quality management solutions. Prior to that, Ms. Archambeau served as Chief Marketing Officer and Executive Vice
President of Sales for Loudcloud, Inc., Chief Marketing Officer of NorthPoint Communications Group, Inc., and
President of Blockbuster Inc.’s e-commerce division. Before joining Blockbuster, she held domestic and international executive positions at IBM. Ms. Archambeau has served on the boards of directors of Verizon
Communications Inc. (NYSE: VZ) since November 2013, Roper Technologies, Inc. (Nasdaq: ROP) since April
2018 and Okta, Inc. (Nasdaq: OKTA) since December 2018. Ms. Archambeau previously served on the boards of directors of Nordstrom, Inc. (NYSE: JWN) from February 2015 to May 2022 and Arbitron Inc. from 2005 to
2013. Ms. Archambeau holds a Bachelor of Science from the Wharton School of the University of Pennsylvania.
We believe that Ms. Archambeau is qualified to serve as a member of our board of directors because of her experience as a company executive, her valuable knowledge of technology, digital media and communications platforms and her experience serving on other boards.
John Carrafiell
John Carrafiell has been a member of the board of directors of Lineage Holdings since March 2021 and on the board of directors of Lineage since our IPO. Mr. Carrafiell has served as the co-Chief Executive Officer of
BentallGreenOak (“BGO”), a global real estate investment and private equity investment management firm, since July 2021. Mr. Carrafiell was a co-Founder of GreenOak Real Estate in May 2010 prior to its 2019 merger with Bentall Kennedy (owned by Sun Life Financial Inc.). He also serves as the chairman of the board of IREIT by BGO, a logistics and industrial REIT launched in July 2023. Mr. Carrafiell has been a member of the board of directors and audit committee of publicly-traded Klepierre, one of Europe’s largest REITs, since January 2015 and has served as the chairman of the audit committee since July 2018. He has served on the board of
European data center company Bulk Infrastructure since December 2020, as a member then observer. Mr.
Carrafiell has previously served as a member of the board and the chairman of both the audit committee and the operating committee of Canary Wharf from June 2004 to March 2009 and as a member of the board of
Shurgard, a leading European self-storage company, from October 2018 to February 2020. Mr. Carrafiell is a

Lineage 2026 Proxy Statement
former Executive Member of the Board of the European Public Real Estate Association. Mr. Carrafiell was
previously a member of the Supervisory Boards of publicly-traded Corio (Holland) and Deutsche Immobilien
Chancen Group (Germany). Mr. Carrafiell joined Morgan Stanley in 1987 and was based in Europe from
September 1989 to December 2009, as Head of European Real Estate from January 1995, and Global Head of
Real Estate and a member of the investment bank’s six person global operating management committee from
December 2005 to March 2007. Mr. Carrafiell holds a B.A. in philosophy from Yale. We believe that Mr.
Carrafiell is qualified to serve on our board of directors because of his extensive real estate, investment and public company experience.
Joy Falotico
Joy Falotico has served on the board of directors of Lineage Holdings since December 2022 and on the board of directors of Lineage since our IPO. Ms. Falotico was formerly the President of Lincoln Motor at Ford Motor
Company from March 2018 to November 2022 and also served as Ford Motor Company’s Chief Marketing
Officer from March 2018 until January 2021. Prior to that, Ms. Falotico served as Ford Motor Credit Company’s
Chief Executive Officer from October 2016 to February 2018 and Chief Operating Officer prior to that period.
She has served in a number of leadership roles at Ford Motor Company and Ford Motor Credit Company since
1989. Ms. Falotico serves on the board of Alliant Energy Corp (Nasdaq: LNT), where she is the chair of the audit committee and a member of the executive committee and the operations committee and Lincoln Electric
Holdings Inc. (Nasdaq: LECO) where she is a member of the audit and nominating and corporate governance committees. She previously served on the board and executive committee of American Financial Services
Association and the board and audit committee of Ford Motor Credit Company and as the chair of the board of
FCE Bank, plc. Ms. Falotico holds a Bachelor of Science, Business Administration from Truman State University and a M.B.A. from DePaul University. We believe that Ms. Falotico is qualified to serve on our board of directors because of her extensive management, regulatory, board and leadership experience.
Luke Taylor
Luke Taylor has served on the board of directors of Lineage Holdings since May 2018 and on the board of directors of Lineage since our IPO. Mr. Taylor serves as Co-President of Stonepeak, a global infrastructure and real assets investment management firm, where he has served in various roles, including Co-Chief Operating
Officer and Senior Managing Director, since 2011. Mr. Taylor is a member of the Stonepeak Executive
Committee and a member of all of Stonepeak’s investment committees. In these roles, Mr. Taylor shares broad responsibilities across investing and oversight of the firm’s day-to-day business. Mr. Taylor has been investing across the infrastructure space for over 20 years, has served on the board of Stonepeak Infrastructure Logistics
Platform since March 2021 and is a former director of Evolve Transition Infrastructure LP (NYSEAM: SNMP),
Paradigm Energy Partners, Hygo Energy Transition Ltd., Ironclad Energy Partners, LLC, TRAC Intermodal,
Casper Crude to Rail Holdings LLC and Tidewater Holdings. Prior to joining Stonepeak, Mr. Taylor was a Senior
Vice President with Macquarie Capital. Mr. Taylor has a Bachelor of Commerce and a Master of Business
(Distinction) from the University of Otago (New Zealand). We believe that Mr. Taylor is qualified to serve on our board of directors because of his extensive experience as an infrastructure and real assets investment professional, including his experience in finance and mergers and acquisitions.
Michael Turner
Michael Turner has served on the board of directors of Lineage Holdings since September 2020 and on the board of directors of Lineage since our IPO. Mr. Turner has served as the Chief Executive Officer of Superkey
Insurance LLC, an insurance services provider which he co-founded, since April 2024. Mr. Turner was formerly
President of Oxford Properties Group and was the chair of Oxford’s investment committee and executive committee from April 2018 to April 2023, during which time he also served as Global Head of Real Estate for
OMERS (Oxford’s shareholder) where he was a member of their management investment committee and transaction approval committee. Previously, Mr. Turner held the positions of Executive Vice President and
Senior Vice President at Oxford Properties Group from June of 2010 to April 2018. Prior to joining Oxford, Mr.
Turner was Executive Vice President at CBRE Group, Inc. (NYSE:CBRE), a leading global real estate investment services provider. Mr. Turner serves on the board of directors of Riot Platforms Inc. (Nasdaq: RIOT), where he is the chairman of the audit committee and serves on the compensation and human resources committee and governance and nominating committee. He has also served as a board member for several investment and asset management companies, including M7 Real Estate (UK), Honest Buildings (sold to

Lineage 2026 Proxy Statement
Procore Technologies, Inc. (NYSE: PCOR)) and R-Labs. Mr. Turner holds a Bachelor of Arts from the University of British Columbia, a Master of Planning from Queen’s University and a Master of Finance from the University of Toronto, and is a Chartered Financial Analyst (CFA). We believe that Mr. Turner is qualified to serve on our board of directors because of his extensive real estate investment, financial reporting and management and board experience.
Lynn Wentworth
Lynn Wentworth has served on the board of directors of Lineage Holdings since June 2022 and on the board of directors of Lineage since our IPO. Additionally, Ms. Wentworth has served on the board of directors of Graphic
Packaging Holding Company (NYSE: GPK) since November 2009, where she chairs the compensation and management development committee and is a member of the nominating and corporate governance committee, and Benchmark Electronics, Inc. (NYSE: BHE) since June 2021, where she chairs the audit committee and serves on the nominating, sustainability and governance committee. Ms. Wentworth was a director and chair of the audit committee for CyrusOne, Inc. from 2014 until its acquisition by a consortium led by KKR and Global
Infrastructure Partners in March 2022 and had served as chair of the board of directors since May 2021. She was also a director and chair of the audit committee of Cincinnati Bell, Inc. from 2008 until its acquisition by
Macquarie Asset Management in September 2021 and had served as chair of the board of directors since May
2019. She served as the Senior Vice President, Chief Financial Officer and Treasurer of BlueLinx Holdings Inc.
(NYSE: BXC) until her retirement in 2008. Prior to joining BlueLinx in 2007, Ms. Wentworth was with BellSouth
Corporation from 1985 to 2007, where she served as Vice President and Chief Financial Officer for the
Communications Group from 2004 to 2007 and Vice President Treasurer from 2003 to 2004. Ms. Wentworth holds a Bachelor of Science in Business Administration from Babson College, a Master’s degree in taxation from Bentley College and a M.B.A. from Georgia State University.  In 2024, Ms. Wentworth completed a climate certification program through Competent Boards. In 2025, Ms. Wentworth completed a Nasdaq & NYU cyber scholar certification for board members and a Stanford University generative AI certification program. We believe that Ms. Wentworth is qualified to serve on our board of directors and as our lead independent director because of her public accounting and corporate finance experience, including her service as Chief Financial
Officer of a public company, as well as her extensive board and corporate governance experience.
James Wyper
James Wyper has served on the board of directors of Lineage Holdings since May 2018 and on the board of directors of Lineage since our IPO. Mr. Wyper serves as Senior Managing Director, Head of US Private Equity
and Head of Transportation and Logistics at Stonepeak, where he has served in various roles since 2013. Prior to joining Stonepeak, Mr. Wyper was a member of Credit Suisse’s Global Energy group, where he focused on the power and renewables sector.  Mr. Wyper serves on a number of private company boards, and previously served as a director of a number of other Stonepeak portfolio companies. He holds a B.A. in Economics from
Yale University. We believe that Mr. Wyper is qualified to serve on our board of directors because of his extensive experience as an infrastructure investment professional, including his experience in finance and mergers and acquisitions.

Lineage 2026 Proxy Statement
Skills and Experience of Director Nominees
The following table sets forth the name and experience of each of our director nominees.

Name	Director Since(1)	Finance & Accounting	Real Estate	Executive/ Senior Leadership	Logistics	Global/ International	Technology	Risk Management
Adam Forste	2008	✓	✓	✓	✓	✓	✓	✓
Kevin Marchetti	2008	✓	✓	✓	✓	✓
Greg Lehmkuhl	2015	✓	✓	✓	✓	✓		✓
Shellye Archambeau	2024	✓		✓		✓	✓	✓
John Carrafiell	2021	✓	✓	✓		✓		✓
Joy Falotico	2022	✓	✓	✓		✓	✓	✓
Luke Taylor	2018	✓	✓	✓	✓	✓
Michael Turner	2020	✓	✓	✓		✓	✓	✓
Lynn Wentworth	2022	✓	✓	✓			✓	✓
James Wyper	2018	✓	✓		✓	✓
_____________________
(1)Includes service on the board of directors of Lineage, Inc. and service on the board of directors or its equivalent of any Lineage predecessor, including Lineage Holdings.
Our board of directors recommends a vote “FOR” the election of each of Messrs. Forste, Marchetti,
Lehmkuhl, Carrafiell, Taylor, Turner and Wyper and Mses. Archambeau, Falotico and Wentworth as
directors.
Election of each of the nominees requires the affirmative vote of the majority of total votes cast with respect to his or her election (that is, the number of votes cast “FOR” the nominee must exceed the number of votes cast
“AGAINST” the nominee). Votes cast includes votes against but excludes abstentions and broker non-votes with respect to a nominee’s election, and abstentions and broker non-votes will have no effect on the election of any director (although they will be considered present for the purpose of determining the presence of a quorum).
The majority voting standard does not apply, however, in a contested election where the number of director nominees exceeds the number of directors to be elected at an Annual Meeting. In such circumstances, directors will instead be elected by a plurality of all the votes cast at the Annual Meeting at which a quorum is present.
The election of directors at our Annual Meeting this year is not contested. Proxies solicited by our board of directors will be voted “FOR” each of Messrs. Forste, Marchetti, Lehmkuhl, Carrafiell, Taylor, Turner and Wyper
and Mses. Archambeau, Falotico and Wentworth as directors, unless otherwise instructed.
In accordance with our Charter and our Bylaws, any vacancies occurring on our Board, including vacancies occurring as a result of the death, resignation, or removal of a director, or due to an increase in the size of the
Board, may be filled only by the affirmative vote of a majority of the remaining directors in office, even if the remaining directors do not constitute a quorum; provided, that in the case of a vacancy on our board created by the removal or resignation of a BGLH Director, Stonepeak Director, or BentallGreenOak Director (each as defined below), our Stockholders Agreement requires us to nominate for election an individual designated by the applicable investor to fill the vacancy. See “Certain Relationships and Related Party Transactions—Other
Related Party Transactions—Stockholders Agreement.” Any director elected to fill a vacancy will serve until the next annual meeting of stockholders and until a successor is duly elected and qualifies or his or her earlier resignation, death or removal.
There are no familial relationships among any of the members of our Board or executive officers.

Lineage 2026 Proxy Statement
Proposal 2: Ratification Of Appointment Of Independent Registered Public
Accounting Firm
Ratification of Appointment of PricewaterhouseCoopers LLP
The Audit Committee has appointed PricewaterhouseCoopers LLP (“PwC”) as our independent registered public accounting firm for the fiscal year ending December 31, 2026. PwC was our independent registered public accounting firm for the fiscal year ended December 31, 2025. Our Board is requesting that our stockholders ratify the appointment of PwC as our independent registered public accounting firm for the fiscal year ending December 31, 2026.
Neither our Bylaws nor our other governing documents or applicable law require stockholder ratification of the
Audit Committee’s appointment of PwC as our independent registered public accounting firm. However, our
Board is submitting the appointment of PwC to the stockholders for ratification as a matter of good corporate practice. In the event that ratification of this appointment of independent registered public accounting firm is not approved at the Annual Meeting, the Audit Committee will review its future selection of our independent registered public accounting firm. Even if the selection is ratified, the Audit Committee, in its discretion, may direct the appointment of a different independent registered public accounting firm at any time during the year if it determines that such a change would be in our best interests.
Representatives of PwC are expected to attend the Annual Meeting and will be provided with an opportunity to make a statement if so desired and to respond to appropriate inquiries from stockholders.
Our board of directors recommends a vote “FOR” the ratification of the appointment of PwC as our independent registered public accounting firm for the 2026 fiscal year.
A majority of all the votes cast on this proposal at the Annual Meeting is required for its approval. Proxies solicited by our Board will be voted “FOR” this proposal, unless otherwise instructed. Abstentions will not be counted as votes cast and will have no effect on the result of the vote, although they will be considered present for the purpose of determining the presence of a quorum. Because this proposal is considered “routine,” we do not expect there to be any broker non-votes.
Change in Independent Registered Public Accounting Firm in 2025
KPMG LLP (“KPMG”), our auditor from 2020 to April 2025, audited our consolidated financial statements for the fiscal years ended December 31, 2024 and 2023 and also provided certain tax services. As reported in our
Current Report on Form 8-K filed with the SEC on April 7, 2025 (the “April Form 8-K”), the Audit Committee
approved the dismissal of KPMG on April 1, 2025, effective following the filing of the Company’s Form 10-Q for the quarterly period ended March 31, 2025, and appointed PwC as our independent registered public accounting firm for the fiscal year ending December 31, 2025, subject to completion of PwC’s standard client acceptance procedures.
The audit reports of KPMG on the Company’s consolidated financial statements as of and for the fiscal years ended December 31, 2024 and 2023, did not contain an adverse opinion or a disclaimer of opinion, nor were the reports qualified or modified as to uncertainty, audit scope, or accounting principles.
During the fiscal years ended December 31, 2024 and 2023, and during the subsequent interim period through
April 1, 2025, there were no “disagreements” (as that term is defined in Item 304(a)(1)(iv) of Regulation S-K)
between the Company and KPMG on any matter of accounting principles or practices, financial statement disclosure, or auditing scope or procedures, which, if not resolved to the satisfaction of KPMG, would have caused KPMG to make reference to the subject matter of the disagreement in connection with its report on the
Company’s consolidated financial statements for such years. During the fiscal years ended December 31, 2024 and 2023 and the subsequent interim period through April 1, 2025, there were no “reportable events” (as that term is defined in Item 304(a)(1)(v) of Regulation S-K), except for the material weakness in the Company’s internal control over financial reporting as of December 31, 2023 relating to the Company’s failure to timely complete its risk assessment and design, implement, and/or effectively operate controls for a sufficient period of time, as previously reported in the registration statement on Form S-11 (File No. 333-280470) that was declared effective by the SEC on July 24, 2024. This material weakness was remediated as of December 31, 2024, as

Lineage 2026 Proxy Statement
previously reported in the Company’s Annual Report on Form 10-K for the year ended December 31, 2024, filed with the SEC on February 26, 2025. The Audit Committee discussed this matter with KPMG, and the Company has authorized KPMG to respond fully to any inquiries of PwC with respect to this matter.
We provided KPMG with a copy of the disclosures to be included in the April Form 8-K and requested that
KPMG provide a letter addressed to the SEC stating whether KPMG agrees with the statements contained in the April Form 8-K as they relate to KPMG. A copy of such letter dated April 7, 2025 was attached as Exhibit
16.1 to the April Form 8-K.
During the Company’s years ended December 31, 2024 and 2023, and the subsequent interim period through
April 1, 2025 (prior to the selection of PwC), neither the Company nor anyone on its behalf consulted with PwC with respect to (a) the application of accounting principles to a specified transaction, either completed or proposed, or the type of audit opinion that might be rendered with respect to the Company’s consolidated financial statements, and neither a written report nor oral advice was provided to the Company by PwC that
PwC concluded was an important factor considered by the Company in reaching a decision as to any accounting, auditing, or financial reporting issue, or (b) any matter that was either the subject of a
“disagreement” or a “reportable event” (as those terms are described in Item 304(a)(1)(iv) and (v), respectively, of Regulation S-K).

Lineage 2026 Proxy Statement
Independent Registered Public Accounting Firm Fees And Other Matters
Independent Registered Public Accounting Firm Fees
The following table presents fees for professional audit services and other services rendered to us by
PricewaterhouseCoopers LLP, our independent registered public accounting firm, for our fiscal year ended
December 31, 2025.

2025
Audit Fees(1) ...................................................................................................................................................	$8,667,479
Audit-Related Fees(2) ....................................................................................................................................	206,000
Tax Fees(3) ......................................................................................................................................................	—
All Other Fees(4) ............................................................................................................................................	2,000
Total ...............................................................................................................................................................	$8,875,479
_____________________
(1)Audit Fees include: audits of our consolidated financial statements and internal control over financial reporting, interim reviews, statutory audits, review of Form S-3 and S-4, comfort letters, consents, and assistance with and review of other documents filed with the SEC. Also included in this line are out-of-pocket expenses incurred in the performance of audit services.
(2)Audit-Related Fees include sustainability attestation reports.
(3)There were no Tax Fees incurred in 2025.
(4)All Other Fees include a subscription for a license for financial statement disclosure research.
Former Independent Registered Public Accounting Firm Fees
The following table presents fees for professional audit services and other services rendered to us by KPMG
LLP, our former independent registered public accounting firm, for our fiscal year ended December 31, 2024.

2024
Audit Fees(1) ...................................................................................................................................................	$9,149,568
Audit-Related Fees(2) ....................................................................................................................................	—
Tax Fees(3) ......................................................................................................................................................	28,309
All Other Fees(4) .............................................................................................................................................	—
Total ................................................................................................................................................................	$9,177,877
_____________________
(1)Audit Fees include: audits of the consolidated financial statements included in our Annual Report on Form 10-K and the consolidated financial statements included on Form S-11, interim reviews of the consolidated financial statements included in our quarterly reports on Form 10-Q, statutory audits, review of Form S-11, comfort letters, consents, and assistance with and review of other documents filed with the SEC.
(2)There were no Audit-Related Fees incurred in 2024.
(3)Tax Fees include tax compliance, tax planning, tax advisory and related tax services.
(4)There were no Other Fees incurred in 2024.
The Audit Committee’s charter provides that the Audit Committee shall pre-approve all audit and non-audit service provided to the Company by the independent auditor, unless the engagement is entered into pursuant to appropriate preapproval policies established by the Audit Committee or if such service falls within available exceptions under SEC rules. Other than with respect to the annual audit of the Company’s consolidated financial statements, the chair of the Audit Committee is authorized to pre-approve other audit services and non-
audit services provided to the Company by the independent auditor on behalf of the Audit Committee and each such pre-approval decision will be presented to the full Audit Committee at its next scheduled meeting. Since our IPO, all fees paid to KPMG and PricewaterhouseCoopers LLP were pre-approved by our Audit Committee or the Audit Committee of Lineage Holdings.

Lineage 2026 Proxy Statement
Audit Committee Report
The Audit Committee oversees the Company’s financial reporting process on behalf of the Board. Management has the primary responsibility for the financial statements, the reporting process, and maintaining an effective system of internal controls over financial reporting. The Company’s independent auditors are engaged to audit and express an opinion on the conformity of the Company’s financial statements to United States generally accepted accounting principles.
In addition to fulfilling its oversight responsibilities as set forth in its charter and as further described in the section titled “Board and Committee Matters—Board Committees—Audit Committee,” the Audit Committee has
done the following things:
•Prior to the filing of the Company’s Annual Report on Form 10-K for the fiscal year ended
December 31, 2025, reviewed and discussed with management and PwC, as the Company’s independent registered public accounting firm at such time, the Company’s audited financial statements for the fiscal year ended December 31, 2025.
•Discussed with PwC the matters required to be discussed by the applicable requirements of the
Public Company Accounting Oversight Board (the “PCAOB”) and the SEC.
•Evaluated PwC’s qualifications, performance and independence (consistent with SEC requirements), which included the receipt and review of the written disclosures and the letter from
PwC required by applicable requirements of the PCAOB regarding PwC’s communications with the
Audit Committee concerning independence and discussions with PwC regarding its independence.
Based on the reviews and discussions described above, the Audit Committee recommended to the Board that the Company’s audited financial statements be included in its Annual Report on Form 10-K for the fiscal year ended December 31, 2025 filed with the SEC.
Submitted by the Audit Committee of the Company’s Board of Directors
Joy Falotico (Chair)
Lynn Wentworth
Michael Turner
The foregoing Report of the Audit Committee shall not be deemed under the Securities Act of 1933, as amended (the “Securities Act”), or the Securities Exchange Act of 1934, as amended (the “Exchange Act”), to be (i) “soliciting material” or “filed” or (ii) incorporated by reference by any general statement into any filing made by us with the SEC, except to the extent that we specifically incorporate such report by reference.

Lineage 2026 Proxy Statement
Proposal 3: Advisory (Non-binding) Approval Of The Compensation Of
The Company’s Named Executive Officers
As required by Rule 14a-21 of the Exchange Act and in accordance with the Dodd-Frank Wall Street Reform and Consumer Protection Act of 2010 (the “Dodd-Frank Act”), we are providing our stockholders with the opportunity to vote to approve, on an advisory and non-binding basis, the compensation of our named executive officers as disclosed in accordance with SEC rules in this Proxy Statement (the “Say-on-Pay Vote”). The Board has adopted a policy providing for an annual Say-on-Pay Vote. Unless the Board modifies its policy on the frequency of future Say-on-Pay Votes, we will bring these proposals to our stockholders annually, and the next
Say-on-Pay Vote will be held at the 2027 annual meeting of stockholders.
The compensation of our named executive officers as disclosed in this Proxy Statement includes the disclosure under “Executive Compensation—Compensation Discussion and Analysis,” the compensation tables and the other narrative executive compensation disclosure in this Proxy Statement, as required by SEC rules. This Say-
on-Pay Vote is not intended to address any specific item of compensation, but rather the overall compensation of our named executive officers and our compensation philosophy, policies and practices, as described in this
Proxy Statement.
Accordingly, the following advisory and non-binding resolution will be presented to our stockholders at the
Annual Meeting:
RESOLVED, that the stockholders of the Company approve, on an advisory (non-binding) basis, the 2025 compensation payable to our named executive officers as disclosed in accordance with Securities and
Exchange Commission rules in the Company’s Proxy Statement for the Company’s 2026 Annual Meeting,
including the disclosure under “Executive Compensation—Compensation Discussion and Analysis,” the
compensation tables and other narrative executive compensation disclosures in the Proxy Statement relating to the Company’s 2026 Annual Meeting.
This Say-on-Pay Vote is advisory and will not be binding on us, our Board or the Talent and Compensation
Committee, nor will it create or imply any change in the duties of us, our Board or the Talent and Compensation
Committee. However, our Board and the Talent and Compensation Committee value the opinions of our stockholders and will consider the voting results when making future decisions regarding compensation of our named executive officers.
Our Board recommends a vote “FOR” the approval, on an advisory basis, of the compensation of our named executive officers as disclosed in accordance with SEC rules in this Proxy Statement, including the disclosure under “Executive Compensation—Compensation Discussion and Analysis,” the
compensation tables and the other narrative executive compensation disclosures in this Proxy
Statement.
A majority of all the votes cast on this proposal at the Annual Meeting at which a quorum is present is required for its approval. Proxies solicited by our Board will be voted “FOR” this proposal, unless otherwise instructed.
Abstentions and broker non-votes will not be counted as votes cast and will have no effect on the result of the vote, although they will be considered present for the purpose of determining the presence of a quorum.

Lineage 2026 Proxy Statement
Board And Committee Matters
Board of Directors
Our Board is responsible for overseeing the management of our business and affairs. Our Board conducts its business through meetings and actions taken by written consent in lieu of meetings. During the year ended
December 31, 2025, our Board held five meetings. Other than Mr. Taylor, all of the directors then serving on our
Board attended at least 75% of the aggregate meetings of our Board and of the committees of our Board on which they served during the period in which they served in 2025. Our Board’s policy, as set forth in the
Corporate Governance Guidelines, is to expect the attendance by each director at all meetings of our Board and all committees on which the director sits. We do not maintain a formal policy regarding director attendance at the Annual Meeting; however, it is expected that absent compelling circumstances directors will attend.
Composition of the Board of Directors
Our Charter and Bylaws provide that our board of directors will consist of such number of directors as may from time to time be fixed by our board of directors, but may not be more than 15 or fewer than the minimum number permitted by Maryland law, which is one. So long as BGLH, Stonepeak, BentallGreenOak, Mr. Forste and Mr.
Marchetti, in each case, together with their respective affiliates, continue to beneficially own a certain percentage of the total outstanding equity interests in our Company, we will agree to nominate for election as our directors individuals designated by the applicable investor as specified in our Stockholders Agreement.
Each director will serve until our next annual meeting of stockholders and until his or her successor is duly elected and qualifies or until the director’s earlier death, resignation, or removal. For a description of our board of directors and each of BGLH’s, Stonepeak’s, BentallGreenOak’s, Mr. Forste’s and Mr. Marchetti’s right to require us to nominate its designees, see “Certain Relationships and Related Party Transactions—Other
Related Party Transactions—Stockholders Agreement.”
Controlled Company Exception
Affiliates of Bay Grove continue to beneficially own shares representing more than 50% of the voting power of shares of our Common Stock eligible to vote in the election of directors. As a result, we are a “controlled company” within the meaning of The Nasdaq Stock Market LLC (“Nasdaq”) corporate governance standards and may elect not to comply with certain corporate governance standards, including that: (1) a majority of our board of directors consist of independent directors, (2) our board of directors have a compensation committee that is comprised entirely of independent directors with a written charter addressing the committee’s purpose and responsibilities and (3) our board of directors have a nominating and corporate governance committee that is comprised entirely of independent directors with a written charter addressing the committee’s purpose and responsibilities. Although a majority of our board of directors consists of independent directors, our Talent and
Compensation and Nominating and Corporate Governance Committees are not composed entirely of independent directors, and we may utilize any of these exemptions until the time we cease to be a “controlled company.” Accordingly, to the extent and for so long as we utilize these exemptions, you will not have the same protections afforded to stockholders of companies that are subject to all of these corporate governance requirements. In the event that we cease to be a “controlled company” and shares of our Common Stock continue to be listed on Nasdaq, we will be required to comply with these provisions within the applicable transition periods.
Director Independence
Our board of directors has determined that each of Mses. Archambeau, Falotico and Wentworth and Messrs.
Carrafiell, Taylor, Turner and Wyper is an “independent director” as such term is defined by the applicable rules and regulations of Nasdaq.
Board Committees
Our board of directors has four standing committees: an Audit Committee, a Talent and Compensation
Committee, an Equity Award Committee and a Nominating and Corporate Governance Committee. The
principal functions of each committee are briefly described below. Additionally, our board of directors may from

Lineage 2026 Proxy Statement
time to time establish other committees to facilitate the board’s oversight of management of the business and affairs of our Company. The charter of each committee is available on our website at https://ir.onelineage.com under “Governance Documents” of the “Governance” tab. Our website is not part of this Proxy Statement.
Audit Committee
The principal functions of the Audit Committee are to oversee the following:
•Our accounting and financial reporting processes;
•The integrity of our consolidated financial statements and financial reporting process;
•Our systems of disclosure controls and procedures and internal control over financial reporting;
•Our compliance with financial, legal and regulatory requirements;
•Reviewing and approving or ratifying related person transactions;
•The performance of our internal audit functions; and
•Our overall risk exposure and management and overseeing the management of our financial risks and information technology risks, including cybersecurity and data privacy risks.
The Audit Committee is also responsible for engaging, evaluating, compensating, and overseeing an independent registered public accounting firm, reviewing with the independent registered public accounting firm the plans for and results of the audit engagement, approving services that may be provided by the independent registered public accounting firm, including audit and non-audit services, reviewing the independence of the independent registered public accounting firm, considering the range of audit and non-audit fees and reviewing the adequacy of our internal accounting controls. The Audit Committee also will prepare the Audit Committee report required by SEC regulations.
Our Audit Committee, which met nine times in 2025, is currently composed of Mses. Falotico and Wentworth and Mr. Turner. Ms. Falotico serves as chair of our Audit Committee. Our board of directors has determined affirmatively that (i) each of Mses. Falotico and Wentworth and Mr. Turner qualify as an “audit committee financial expert” as such term has been defined by the SEC in Item 407(d)(5) of Regulation S-K, (ii) each member of our Audit Committee is “financially literate” as that term is defined by Nasdaq listing standards and
(iii) each member of the Audit Committee meets the definition for “independence” for the purposes of serving on our Audit Committee under Nasdaq listing standards and Rule 10A-3 under the Exchange Act.
Talent and Compensation Committee
The principal functions of the Talent and Compensation Committee include:
•Reviewing and approving, or recommending for approval by the board of directors, the compensation of our Chief Executive Officer and our other executive officers;
•Making recommendations to the board of directors with respect to director compensation;
•Reviewing and approving, or recommending for approval by the board of directors, our incentive compensation and equity-based plans and arrangements; provided that if the Talent and
Compensation Committee is not comprised of at least two directors who are each a “non-employee director” under Rule 16b-3 of the Exchange Act, grants of equity-based awards to individuals who are subject to the reporting requirements of Section 16 of the Exchange Act must be approved and administered by either the board of directors or the Equity Award Committee;
•Reviewing and discussing with management our compensation discussion and analysis required by
SEC regulations and recommending to the board of directors that such compensation discussion and analysis be included in our proxy statement or annual report, as applicable;
•Administering our clawback policy; provided that if the Talent and Compensation Committee is not comprised of at least two directors who are each a “non-employee director” under Rule 16b-3 of the
Exchange Act, any proposed recovery of equity compensation from individuals who are subject to the reporting requirements of Section 16 of the Exchange Act must be approved by either the board of directors or the Equity Award Committee;

Lineage 2026 Proxy Statement
•Overseeing executive officer succession planning; and
•Preparing the Talent and Compensation Committee Report required by SEC regulations.
The Talent and Compensation Committee has the authority, in its sole discretion, to retain or obtain the advice of a compensation consultant, legal counsel or other adviser as it deems appropriate. The Talent and
Compensation Committee may form and delegate authority to subcommittees consisting of one or more members when it deems appropriate.
Our Talent and Compensation Committee, which met six times in 2025, is currently composed of Messrs.
Forste, Carrafiell, Turner and Wyper and Ms. Wentworth. Mr. Forste, one of our Co-Executive Chairmen, serves as chair of our Talent and Compensation Committee and participates in the deliberations of the Talent and
Compensation Committee in determining director and executive compensation. Our board of directors has determined affirmatively that Messrs. Carrafiell, Turner and Wyper and Ms. Wentworth meet the definition for
“independence” for the purpose of serving on our Talent and Compensation Committee under applicable rules of Nasdaq and Mr. Turner and Ms. Wentworth meet the definition of a “non-employee director” for the purpose of serving on our Talent and Compensation Committee under Rule 16b-3 of the Exchange Act.
Compensation Consultants
In accordance with its authority under its charter, the Talent and Compensation Committee has engaged the services of Pay Governance LLC (“Pay Governance”) as its independent outside compensation consultant. As requested by the Talent and Compensation Committee, in 2025, Pay Governance’s services to the Talent and
Compensation Committee included:
•Advising the Talent and Compensation Committee on director and executive compensation trends and regulatory developments;
•Assisting in the review and establishment of our executive officer and director compensation;
•Assisting with the design of our executive compensation structure, including both short- and long-
term incentive programs;
•Development of a peer group of companies for determining competitive compensation rates; and
•Assisting in the development of executive severance arrangements.
All executive compensation services provided by Pay Governance during 2025 were conducted under the direction or authority of the Talent and Compensation Committee, and all work performed by Pay Governance was approved by the Talent and Compensation Committee. Neither Pay Governance nor any of its affiliates maintains any other direct or indirect business relationships with us or any of our subsidiaries. The Talent and
Compensation Committee evaluated whether any work provided by Pay Governance raised any conflict of interest for services performed during 2025 and determined that it did not.
Additionally, during 2025, Pay Governance did not provide any services to us other than regarding executive, employee and director compensation and broad-based plans that do not discriminate in scope, terms, or operation in favor of our executive officers or directors, and that are available generally to all salaried employees.
Equity Award Committee
The principal functions of the Equity Award Committee include:
•Approving, upon recommendation from the Talent and Compensation Committee, and administering grants of equity-based awards to individuals subject to the provisions of Section 16 of the Exchange
Act;
•Reviewing and approving redemptions of our equity securities held by individuals and entities subject to the provisions of Section 16 of the Exchange Act;
•Reviewing and approving repurchases of our and our subsidiaries’ equity securities from, and issuances of our and our subsidiaries’ equity securities to, individuals and entities subject to the provisions of Section 16 of the Exchange Act; and

Lineage 2026 Proxy Statement
•Reviewing and approving any proposed recovery of equity compensation pursuant to our clawback policy from any individual subject to the provisions of Section 16 of the Exchange Act.
The Equity Award Committee has the authority, in its sole discretion, to retain or obtain the advice of a compensation consultant, legal counsel or other adviser as it deems appropriate. Our Equity Award Committee is currently composed of Ms. Wentworth and Mr. Turner. Ms. Wentworth serves as chair of our Equity Award
Committee. Our board of directors has determined affirmatively that each member of the Equity Award
Committee meets the definition for “independence” for the purpose of serving on a compensation committee under applicable rules of Nasdaq and meets the definition of a “non-employee director” under Rule 16b-3 of the
Exchange Act.
Nominating and Corporate Governance Committee
The principal functions of the Nominating and Corporate Governance Committee include:
•Identifying individuals qualified to become members of our board of directors consistent with the stockholders agreement and criteria approved by our board of directors;
•Reviewing director independence, experience and expertise and making recommendations to our board of directors;
•Reviewing the committee structure of the board of directors and recommending directors to serve as members of each committee of the board of directors;
•Periodically reviewing our board of directors’ leadership structure and recommending any proposed changes to our board of directors;
•Developing and recommending to the board of directors a set of corporate governance guidelines applicable to us and, from time to time as it deems appropriate, reviewing such guidelines and recommending changes to the board of directors for approval as necessary; and
•Overseeing the self-evaluations of the board of directors and its committees.
Our Nominating and Corporate Governance Committee, which met four times in 2025, is currently composed of
Messrs. Forste and Marchetti and Ms. Archambeau. Mr. Marchetti serves as chair of our Nominating and
Corporate Governance Committee. Our board of directors has determined affirmatively that Ms. Archambeau meets the definition of independence under Nasdaq listing standards.
Talent and Compensation Committee Interlocks and Insider Participation
During 2025, the following individuals served on the Talent and Compensation Committee for all or part of the year: Messrs. Forste, Carrafiell, Turner and Wyper, and Ms. Wentworth.  Except for Mr. Forste, our Co-
Executive Chairman, no member of the Talent and Compensation Committee who served during 2025 was an officer or employee of the Company or any of its subsidiaries during the year, was formerly a Company officer or had any relationship otherwise requiring disclosure as Talent and Compensation Committee Interlock pursuant to Item 407(e)(4) of Regulation S-K.

Lineage 2026 Proxy Statement
Compensation Of Directors
Director Compensation
2025 Director Compensation
Non-Employee Director Compensation Program
Our Board has approved and implemented a compensation program (the “Director Compensation Program”) for our non-employee directors (other than directors designated by Stonepeak or BentallGreenOak) (each, an
“Eligible Director”) that consists of annual cash retainer fees and long-term equity awards. An “Eligible Director”
does not include any executive director or Executive Chairman. The material terms of the Director
Compensation Program for 2025 are summarized below.
Effective as of January 1, 2025, the Director Compensation Program consisted of the following components for
Eligible Directors:
Cash Compensation
•Annual Retainer: $120,000
•Lead Independent Director Retainer: $50,000
•Annual Committee Chair Retainers:
◦Audit Committee: $30,000
◦Talent and Compensation Committee: $25,000
◦Nominating and Corporate Governance Committee: $20,000
◦Investment Committee: $25,000
◦Other Committees (excluding Equity Award Committee): $25,000
•Annual Non-Chair Committee Member Retainers:
◦Audit Committee: $15,000
◦Talent and Compensation Committee: $15,000 (decreased to $12,500 effective January
1, 2026)
◦Nominating and Corporate Governance Committee: $10,000
◦Investment Committee: $10,000
◦Other Committees (excluding Equity Award Committee): $10,000
Annual cash retainers are paid in quarterly installments in advance and are pro-rated for any partial calendar quarter of service. In addition, under the Director Compensation Program, we reimburse all of our directors for any out-of-pocket business expenses incurred by them in connection with their board service, up to $30,000 annually.
Equity Compensation
Initial Award: Each Eligible Director who is initially elected or appointed to serve on the Board following
January 1st of a calendar year will be granted an award of restricted stock units (“RSUs”) at the time of the election or appointment with a value of approximately $200,000. Each initial grant will vest in full on the earlier to occur of (i) the one-year anniversary of the applicable grant date and (ii) the date of the next annual meeting following the grant date, subject to the director’s continued service through the applicable vesting date. Initial grants to Eligible Directors who are elected or appointed other than at an annual meeting of our stockholders will be pro-rated.
Annual Award: Each Eligible Director who is serving on the Board as of the date of each annual meeting of the
Company’s stockholders beginning in 2025 will be granted, on such annual meeting date, an award of RSUs

Lineage 2026 Proxy Statement
with a value of approximately $200,000, which will vest in full on the earlier to occur of (i) the one-year anniversary of the applicable grant date and (ii) the date of the next annual meeting following the grant date, subject to the director’s continued service through the applicable vesting date.
Compensation under the Director Compensation Program is subject to the annual limits on non-employee director compensation set forth in the Amended and Restated Lineage 2024 Incentive Award Plan (the “2024
Plan”).
2025 Director Compensation Table
The following table sets forth compensation paid to or earned by our non-employee directors during the year ended December 31, 2025. None of Mr. Forste, Mr. Marchetti, Mr. Carrafiell, Mr. Taylor nor Mr. Wyper received any compensation for their services as a member of our Board in 2025. In addition, Mr. Lehmkuhl, our President and Chief Executive Officer, is not included in the table below because he did not receive any additional compensation for his service on our Board. Mr. Lehmkuhl’s compensation for his services as President and
Chief Executive Officer is described under “Executive Compensation” below.

Name	Fees Earned or Paid in Cash ($)	Stock Awards(1) ($)	All Other Compensation ($)	Total ($)
Shellye Archambeau	130,000	200,030	—	330,030
Joy Falotico	150,000	200,030	—	350,030
Michael Turner	150,000	200,030	—	350,030
Lynn Wentworth	200,000	200,030	—	400,030
_____________________
(1)Amounts reflect the full grant-date fair value of awards of RSUs granted during 2025 computed in accordance with ASC Topic 718.
As of December 31, 2025, our non-employee directors held the aggregate numbers of unvested RSUs set forth in the table below. None of Mr. Forste, Mr. Marchetti, Mr. Carrafiell, Mr. Taylor nor Mr. Wyper held any unvested
RSUs as of December 31, 2025.

Name	RSU Awards (#)
Shellye Archambeau	4,490
Joy Falotico	4,490
Michael Turner	4,490
Lynn Wentworth	4,490
Messrs. Forste and Marchetti, each of whom served on the board of directors of Lineage, Inc., received distributions from Bay Grove, BGLH and/or their respective affiliates and/or our affiliates in respect of their direct and indirect ownership interests in such entities and in respect of the services agreement. See “Certain
Relationships and Related Party Transactions.” Such amounts are distributions in respect of Messrs. Forste’s and Marchetti’s equity ownership interests in such entities and are not considered compensation paid by us.

Lineage 2026 Proxy Statement
Information Regarding Our Executive Officers
Our Co-Executive Chairmen are Adam Forste and Kevin Marchetti, and our President and Chief Executive
Officer is Greg Lehmkuhl. For Messrs. Forste’s, Marchetti’s and Lehmkuhl’s biographies, please see “Proposal
1: Election of Directors—Information Regarding the Nominees for Election as Directors.” The following information is furnished as of April 23, 2026 regarding our executive officers.

Name	Age	Position
Adam Forste	48	Co-Executive Chairman
Kevin Marchetti	48	Co-Executive Chairman
Greg Lehmkuhl	53	President, Chief Executive Officer and Director
Robb LeMasters	48	Chief Financial Officer
Jeffrey Rivera	53	Global Chief Operations Officer
Sudarsan Thattai	52	Chief Transformation Officer
Kelly Burlage	49	Chief Human Resources Officer
Natalie Matsler	50	Chief Legal Officer and Corporate Secretary
Timothy Smith	61	Chief Commercial Officer
Brian McGowan	52	Chief Network Optimization Officer
Gregory Bryan	62	Chief Integrated Solutions Officer
Abigail Fleming	44	Chief Accounting Officer
Executive Officers
Robb LeMasters
Robb LeMasters has served as our Chief Financial Officer since November 2025. Prior to joining Lineage, he served in various financial and executive leadership positions at BWX Technologies, Inc. (NYSE: BWXT) from
July 2020 to May 2025, including as BWXT’s Chief Financial Officer from November 2021 to May 2025. He also served on BWXT’s Board of Directors from July 2015 to April 2020. Prior to joining BWXT, Mr. LeMasters was a
Managing Director at Blue Harbour, L.P., a multi-billion dollar investment firm, a position he held since 2011.
Prior to that, he was a Founding Partner of Theleme Partners from 2009 to September 2011. He also served as a Partner at The Children’s Investment Fund from 2008 to 2009 and a Vice President in the Relative Value/
Event-Driven Group at Highbridge Capital Management from 2005 to 2008. Mr. LeMasters began his career as an analyst at Morgan Stanley & Co. in the Mergers and Acquisitions Group and subsequently joined Forstmann
Little & Co. as an analyst. Mr. LeMasters received a Bachelor of Science from the University of Pennsylvania and a Master of Business Administration from Harvard Business School.
Jeffrey Rivera
Jeffrey Rivera has served as our Global Chief Operations Officer since August 2016. Prior to that, he served as Senior
Vice President of Operations since July 2015. Prior to joining Lineage, he served in various leadership positions at
Con-Way Freight, Inc. Menlo Logistics and General Motors (NYSE: GM). Mr. Rivera currently serves as the board vice president of the Coalition of Temporary Shelters Detroit and serves on the board of Kem Krest. Mr. Rivera received a
B.S. in Mechanical Engineering from Michigan Technical University and a M.S. in Manufacturing Systems from
Stanford University.
Sudarsan Thattai
Sudarsan Thattai has served as our Chief Transformation Officer since February 2013 and previously served as our Chief Information Officer from February 2013 until April 2026. Prior to joining Lineage, he served as Senior
Vice President of IT Services at UTi Worldwide Inc. and has held technology leadership positions at Cisco
Systems and DFS Group. Mr. Thattai received a B.Sc in Computer Science and a M.Sc in Management
Information Technology from University of Sunderland.

Lineage 2026 Proxy Statement
Kelly Burlage
Kelly Burlage has served as our Chief Human Resources Officer since November 2025. Prior to November
2025, she served as our Vice President, Global Talent Acquisition and HR Operations since August 2021. Prior to joining Lineage, she served as Vice President Global Human Resources and Talent Acquisition at Livingston
International and held leadership positions at Randrr and ATI Physical Therapy.  Ms. Burlage received her
Bachelor’s degree  in Public Relations and Communications from Illinois State University.
Natalie Matsler
Natalie Matsler has served as our Chief Legal Officer and Corporate Secretary since May 2022. Ms. Matsler rejoined Lineage from McCourt Partners, a private investment platform, where she was a member of the executive team from April 2021 to May 2022 and successfully led several projects in real estate development featuring green technology and resilient design. Ms. Matsler originally joined Lineage in 2014, serving in several legal leadership roles, including Senior Vice President and Deputy General Counsel, through April 2021. Ms.
Matsler began her legal career at Latham & Watkins LLP and continued on to Downey Savings and Loan
Association and U.S. Bank. Ms. Matsler holds a bachelor’s degree from the University of California at Los
Angeles and her J.D. from the University of California at Los Angeles School of Law.
Timothy Smith
Timothy Smith has served as our Chief Commercial Officer since February 2022. Prior to that, he served as our
Executive Vice President of Sales and Business Development since January 2011. Prior to joining Lineage, he served in various management positions at Millard Refrigerated Services, CHEP and The Hershey Company.
Mr. Smith received a bachelor’s degree from St. Lawrence University and an M.B.A. from Stetson University.
Brian McGowan
Brian McGowan has served as our Chief Network Optimization Officer since May 2022. Previously, he served as our President Eastern US Operations and Executive Vice President, Continuous Improvement since
September 2019 and our Senior Vice President of Lean since July 2015. Prior to joining Lineage, Mr. McGowan served as Vice President of Lean for Con-Way Freight and held leadership positions at Menlo Worldwide and the Ford Motor Company. He holds a bachelor’s degree and an M.B.A. from Wayne State University.
Gregory Bryan
Gregory Bryan has served as our Chief Integrated Solutions Officer since June 2023. Prior to that, he served as our President of Global Logistics since November 2022 and our Executive Vice President of Logistics since
January 2016. Prior to joining Lineage, Mr. Bryan served as Senior Vice President of Operations for C&S
Wholesale Grocers and held transportation leadership positions at Americold Logistics and Ryder Integrated
Solutions. He holds a bachelor’s degree and a Master of Business Administration from Pennsylvania State
University.
Abigail Fleming
Abigail Fleming has served as our Chief Accounting Officer and Senior Vice President since January 2024. Prior to joining Lineage, Ms. Fleming served as Vice President and Chief Accounting Officer for Visteon Corporation,
a global automotive supplier, from August 2020 to January 2024. She also served as Executive Director and
Assistant Controller of Tenneco Inc. (formerly Federal-Mogul, LLC) from March 2017 to August 2020, and
Director, Capital Markets and Accounting Advisory Services at PricewaterhouseCoopers LLP from March 2015 to March 2017. Ms. Fleming began her career at PricewaterhouseCoopers LLP in August 2004 and is a certified public accountant. She holds a bachelor’s degree from Albion College and a M.S. in accounting from Western
Michigan University.

Lineage 2026 Proxy Statement
Corporate Governance
Corporate Governance Profile
We have structured our corporate governance in a manner we believe closely aligns our interests with those of our stockholders. Notable features of our corporate governance structure include the following:
•Our Board is not classified and each of our directors is subject to election annually, and our charter provides that we may not elect to be subject to the provision of the Maryland General Corporation
Law (“MGCL”) that would permit us to classify our Board, unless we receive prior approval from stockholders;
•We have a Lead Independent Director;
•A majority of our Board consists of independent directors;
•We have a fully independent Audit Committee and independent director representation on our
Talent and Compensation and Nominating and Corporate Governance Committees, and our
independent directors meet regularly in executive sessions without the presence of our corporate officers or non-independent directors;
•At least one of our directors qualifies as an “audit committee financial expert” by applicable SEC regulations, and all members of the audit committee are financially literate in accordance with
Nasdaq listing standards;
•We have opted out of the business combination and control share acquisition statutes in the MGCL;
•We do not have a stockholder rights plan, and we will not adopt a stockholder rights plan in the future without (i) the approval of our stockholders or (ii) seeking ratification from our stockholders within 12 months of adoption of the plan if our Board determines, in the exercise of its duties under applicable law, that it is in our best interest to adopt a rights plan without the delay of seeking prior stockholder approval;
•We have adopted a stock ownership policy that requires each non-employee director, the chief executive officer and each other named executive officer to own a certain amount of specified equity interests in our Company; and
•Our bylaws provide that our stockholders may alter or repeal any provision of our bylaws and adopt new bylaws if any such alteration, repeal or adoption is approved by the affirmative vote of a majority of all votes entitled to be cast on the matter.
Our directors stay informed about our business by attending meetings of our Board and the committees on which they serve and through supplemental reports and communications.
Board Leadership Structure
Our Corporate Governance Guidelines provide our independent directors the flexibility to elect a lead director if the chairperson or co-executive chairperson of the board of directors is a member of management or does not otherwise qualify as independent. Since our Co-Executive Chairmen, Mr. Forste and Mr. Marchetti, are
members of management, Ms. Wentworth has been elected to serve as our lead independent director. Our
Board believes that having a lead independent director is in our best interest. The responsibilities of our lead independent director include (i) presiding over all meetings of the Board at which neither Co-Executive
Chairman is present, including any executive sessions of the independent directors, (ii) approving the board of directors’ meeting schedules and agendas and (iii) acting as the liaison between the independent directors and the Chief Executive Officer and the Co-Executive Chairmen of the Board.
Our board of directors and our Nominating and Corporate Governance Committee will continue to periodically review our leadership structure and may make such changes in the future as it deems appropriate.

Lineage 2026 Proxy Statement
Risk Oversight
One of the key functions of our Board is informed oversight of our risk management process. Our Board is responsible for overseeing this oversight function directly, with support from its four standing committees, the
Audit Committee, Talent and Compensation Committee, Equity Award Committee and Nominating and
Corporate Governance Committee, each of which addresses risks specific to their respective areas of oversight as described under “Board and Committee Matters” above. Our Board and its standing committees also receive reports from management on matters considered to enable our Board and each committee to understand and discuss risk identification and risk management.
Our Board has generally delegated the cybersecurity risk oversight function to the Audit Committee. The Audit
Committee monitors the design and implementation of our cybersecurity risk management program. The Audit
Committee reports to the full Board regarding its activities, including those related to cybersecurity. Audit
Committee members also receive presentations on cybersecurity topics as part of the Board’s continuing education on topics that impact public companies.
The Board believes that the composition of its committees, and the distribution of the particular expertise of each committee’s members, makes this an appropriate structure to monitor effectively such risks.
Code of Conduct
Our board of directors has adopted a Code of Conduct that applies to our directors, officers and employees.
Among other matters, our Code of Conduct is designed to deter wrongdoing and to promote:
•Honest and ethical conduct, including the ethical handling of actual or apparent conflicts of interest between personal and professional relationships;
•Full, fair, accurate, timely and understandable disclosure in our SEC reports and other public communications;
•Compliance with applicable governmental laws, rules and regulations;
•Prompt internal reporting of violations of the Code of Conduct to appropriate persons identified in the Code of
Conduct;
•Accountability for adherence to the Code of Conduct;
•The protection of the Company’s legitimate business interests, including its assets and corporate opportunities; and
•Confidentiality of information entrusted to directors, officers and employees by our Company and our customers.
Any waiver of the Code of Conduct for our directors or executive officers must be approved by a majority of our independent directors, and any such waiver shall be promptly disclosed as required by law and Nasdaq regulations. The Code of Conduct is available on our website at https://ir.onelineage.com under “Governance
Documents” of the “Governance” tab. Our website is not part of this Proxy Statement. We will also provide the
Code of Conduct, free of charge, to stockholders who request it. Requests should be directed to our Corporate
Secretary at Lineage, Inc., 46500 Humboldt Drive, Novi, Michigan 48377.
Corporate Governance Guidelines
Our board of directors has adopted Corporate Governance Guidelines that address significant issues of corporate governance and set forth procedures by which our Board carries out its responsibilities. Among the areas addressed by the Corporate Governance Guidelines are independence of our Board, separate sessions of independent directors, director orientation and continuing education, director responsibilities, compensation, board access to senior management and independent advisors, self-evaluation of our Board and committees, director attendance, standing committees and succession planning. The Corporate Governance Guidelines are available on our website at https://ir.onelineage.com under “Governance Documents” of the “Governance” tab.
Our website is not part of this Proxy Statement.

Lineage 2026 Proxy Statement
Director Independence
The Corporate Governance Guidelines provide that, except as otherwise provided by the applicable Nasdaq rules, a majority of the directors serving on our Board must be independent as required under the Nasdaq rules.
Our board of directors has determined that each of Mses. Archambeau, Falotico and Wentworth and Messrs.
Carrafiell, Taylor, Turner and Wyper is an “independent director” as such term is defined by the applicable rules and regulations of Nasdaq. See “Board and Committee Matters—Composition of the Board of Directors” and
“Board and Committee Matters—Controlled Company Exception.”
Identification of Director Candidates
In accordance with its written charter, the Nominating and Corporate Governance Committee is responsible for recommending director candidates to our Board for consideration as nominees to stand for election at our annual meetings of stockholders. Director candidates are recommended for nomination for election as directors in accordance with the procedures set forth in the written charter of the Nominating and Corporate Governance
Committee.
Pursuant to the Stockholders Agreement, we are required to nominate for election as directors at any meeting of our stockholders individuals designated by certain of our stockholders, subject to certain conditions. For additional information, see “Certain Relationships and Related Party Transactions—Other Related Party
Transactions—Stockholders Agreement.”
We seek highly qualified director candidates with a high level of personal and professional integrity, strong ethics and values and the ability to make mature business judgments. The Nominating and Corporate
Governance Committee may also consider experience in corporate management; experience as a board member of another publicly held company; professional and academic experience relevant to the Company’s industry; strength of leadership skills; experience in finance and accounting and executive compensation practices; whether the candidate has the time required for preparation, participation, and attendance at Board meetings and committee meetings, if applicable; and other relevant background or experience.
The Nominating and Corporate Governance Committee routinely maintains a list of potential director candidates and skill sets required by our Board. Upon determining the need for additional or replacement Board members, the Nominating and Corporate Governance Committee will assess potential director candidates included on the list as well as other appropriate potential director candidates based upon information it receives regarding such potential candidates or otherwise possesses, which assessment may be supplemented by additional inquiries.
In conducting this assessment, the Nominating and Corporate Governance Committee will consider knowledge, experience, skills, background and such other factors as it deems appropriate in light of our current needs and those of our Board. The Nominating and Corporate Governance Committee may seek input on such director candidates from other directors, including the Chairperson of our Board and our Chief Executive Officer, and
recommend director candidates to our Board for nomination. The Nominating and Corporate Governance
Committee does not solicit director nominations, but it will consider recommendations by stockholders with respect to elections to be held at an annual meeting of stockholders. The Nominating and Corporate
Governance Committee will evaluate nominees recommended by stockholders against the same criteria that it uses to evaluate other nominees. The Nominating and Corporate Governance Committee may, in its sole discretion, engage one or more search firms or other consultants, experts or professionals to assist in, among other things, identifying director candidates or gathering information regarding the background and experience of director candidates. If the Nominating and Corporate Governance Committee engages any such third party, the Nominating and Corporate Governance Committee will have sole authority to approve any fees or terms of retention relating to these services.
Board and Committee Evaluation Process
Our Board recognizes that a rigorous evaluation process is essential to strong corporate governance practices.
Under the oversight of the full Board, our Nominating and Corporate Governance Committee facilitates an evaluation of its performance and effectiveness, as well as that of the Audit Committee and Talent and
Compensation Committee and the full Board. The purpose of the evaluation is to elicit feedback on an anonymous basis concerning how the Board and committees are meeting their responsibilities and to identify opportunities for improvement and ways to enhance the Board’s and committees’ effectiveness.

Lineage 2026 Proxy Statement
To facilitate this discussion in 2025, each director had a one-on-one conversation with our Lead Independent
Director and received a questionnaire that covered a range of topics, including: the Board’s role, composition, and committee structure; the Board’s focus on the Company’s leadership and succession planning, operations and strategy, and risk management; and the Board’s and each committee’s respective meetings and materials.
Responses to the questionnaire were analyzed by a third party to identify key findings and trends, strengths and opportunities for enhancement. The Nominating and Corporate Governance Committee reviewed the third-party analysis of the questionnaire responses, engaged in dialogue with our Lead Independent Director to further solicit feedback, and reported the results to the full Board.  Each committee and the full Board reviewed and discussed their respective evaluation results as well as action items and plans for future development.
Stock Ownership Policy
Our Board has adopted a Stock Ownership Policy for our non-employee directors, executive officers, and such other highly compensated individuals as may be designated to participate by the Talent and Compensation
Committee. The Stock Ownership Policy requires (a) our Chief Executive Officer to maintain beneficial ownership of a number of Company Securities (as defined in the Stock Ownership Policy) having a value equal to or greater than six times their annual base salary, (b) our Chief Operating Officer and Chief Financial Officer
to maintain beneficial ownership of a number of Company Securities having a value equal to or greater than four times their annual base salary, (c) other executive officers to maintain beneficial ownership of a number of
Company Securities having a value equal to or greater than three times their annual base salary and (d) our non-employee directors to maintain beneficial ownership of a number of Company Securities having a value equal to or greater than five times their annual cash retainer, not including committee membership or chairmanship retainers. Participants are required to comply with the Stock Ownership Policy by the later of July
24, 2029 or the fifth anniversary of his or her appointment as an executive officer, director, or designation as a participant.
Policy on Insider Trading
Our Board has adopted an Insider Trading Compliance Policy and Procedures which governs the purchase, sale and/or other disposition of our securities by our directors, officers and employees that is reasonably designed to promote compliance with insider trading laws, rules and regulations and Nasdaq rules. A copy of our Insider Trading Compliance Policy and Procedures was included as Exhibit 19.1 to our Annual Report on
Form 10-K for the year ended December 31, 2025.
Hedging and Speculative Trading
Our Board has adopted, as part of our insider trading policy, prohibitions against our officers, directors and employees, including any entities controlled by individuals subject to the insider trading policy, from engaging in transactions of a speculative nature involving our securities at any time, including, but not limited to, the purchase or sale of options and short sales of our securities. In addition, such persons are prohibited from engaging in certain forms of hedging or monetization transactions, such as zero-cost collars and forward sale contracts, margin purchases of our securities.
Personal Loans to Executive Officers and Directors
We comply with, and operate in a manner consistent with, applicable law prohibiting extensions of credit in the form of personal loans to or for the benefit of our directors and executive officers.
Communications with the Board of Directors by Stockholders and Other Interested
Persons
Any stockholder or other interested party who would like to communicate with the independent members of the
Board or the chairperson of any of the committees of the Board should send such communications to the attention of our Corporate Secretary at our office at 46500 Humboldt Drive, Novi, Michigan 48377. Each communication received will be reviewed to determine whether the communication requires immediate action.
All appropriate communications received, or a summary of such communications, will be sent to the appropriate member(s) of our Board. However, we reserve the right to disregard any communication we determine is unduly

Lineage 2026 Proxy Statement
hostile, threatening or illegal; does not reasonably relate to us or our business; or is similarly inappropriate. Our
Corporate Secretary, or his or her delegate, has the authority to disregard any inappropriate communications or to take other appropriate actions with respect to any such inappropriate communications.
Executive Sessions of Independent Directors
Our independent directors meet in executive sessions typically following each regularly scheduled meeting of our Board, but in any event not less than twice per year. These executive sessions of our Board are presided over by the Lead Independent Director or another of the independent directors selected on an ad-hoc basis.

Lineage 2026 Proxy Statement
Executive Compensation
Compensation Discussion and Analysis
General
In this Compensation Discussion and Analysis, we provide an overview and analysis of the compensation awarded to or earned by our named executive officers identified in the Summary Compensation Table below
(each, an “NEO”) during 2025, including the elements of our compensation program for NEOs, material compensation decisions made under that program for 2025 and the material factors considered in making those decisions. Our NEOs for the year ended December 31, 2025 are:
•Greg Lehmkuhl, President and Chief Executive Officer;
•Robb LeMasters, Chief Financial Officer;
•Jeffrey Rivera, Global Chief Operations Officer;
•Sudarsan Thattai, Chief Transformation Officer;
•Tim Smith, Chief Commercial Officer;
•Rob Crisci, former Chief Financial Officer; and
•Sean Vanderelzen, former Chief Human Resources Officer and President, Europe*
* Mr. Vanderelzen currently serves as our President, North America East.
Compensation Governance and Best Practices
We are committed to having strong governance standards with respect to our compensation programs, procedures and practices. Our key compensation practices that were in place during 2025 include the following:

	What We Do		What We Do Not Do
✓	Deliver a majority of executive compensation in performance-based, at-risk compensation.	X	Do not grant uncapped cash incentives.
✓	Emphasize the use of equity compensation to promote executive retention and reward long-term value creation.	X	Do not provide single-trigger payments or benefits upon a change in control.
✓	Conduct annual say-on-pay advisory vote for stockholders.	X	Do not guarantee annual salary or target bonus increases.
✓	Engage an independent compensation consultant to advise our Talent and Compensation Committee.	X	Do not maintain defined benefit pension plans or supplemental executive retirement plans.
✓	Maintain robust executive and director stock ownership guidelines.
✓	Maintain a clawback policy for recovery of erroneously awarded compensation.
✓	Conduct annual assessment of compensation- related risks.
✓	Measure and reward absolute and relative performance.
✓	Prohibit hedging and trading in derivatives of Lineage securities.

Lineage 2026 Proxy Statement
Stockholder Advisory Vote on Executive Compensation
At our 2025 annual meeting of stockholders, our stockholders voted, on a non-binding, advisory basis, to approve the compensation of our NEOs (with an approval representing approximately 84% of the votes cast on the proposal). Our Talent and Compensation Committee reviewed the result of the stockholders’ advisory vote on executive compensation and used it as a guide in establishing our executive compensation program.
Executive Compensation Objectives and Philosophy
The key objective of our executive compensation program is to attract, motivate, and retain valued leaders who create an inclusive and diverse environment and have the skills and experience necessary to successfully execute on our strategic plan to maximize stockholder value. The fundamental elements and core principles of our executive compensation program are as follows:
•Paying for performance is our central compensation tenet: Reinforce pay-for-performance and individual accountability through the grant of performance-based cash and equity-based award opportunities.
•Provide a total pay program that is competitive in terms of level and design: In combination with the above, align with market on vesting periods that encourage our top talent to stay with our Company long term. This supports our investment in talent specifically trained to run our unique business.
•Our compensation supports the attainment of key business, strategic and human capital goals aimed at driving long-term stockholder value: The components of our compensation program are specifically designed to support each driver of our business. We have compensation elements supporting progress toward annual strategic priorities and strong long-term stockholder return.
•Emphasize alignment across our business by tailoring compensation to reflect organization level and impact to the business with greater focus on variable/performance-based compensation at higher levels.
We strive to be market competitive on all elements of compensation, with significant upside for strong individual and Company performance. In addition, we factor in an executive’s experience, performance, scope of position and the competitive demand for proven executive talent, as described further below under “—Determination of
Executive Compensation.”
Pay-for-Performance
A significant portion of our NEO’s total compensation is delivered in at-risk, performance-based pay that is strongly aligned with the Company’s financial, operational, and strategic performance, as well as long-term value creation for our stockholders. At the outset, compensation levels for our NEOs are benchmarked against a targeted group of companies that represent our competition for business and talent (additional information provided in the “Use of Comparative Market Data” section below).
Our incentive plans are based on performance metrics and goals that are rigorously determined to promote
Company performance and enhance stockholder value. The short-term incentive compensation plan (“STIP”) is weighted 70% on Company overall financial performance, measured by Management Adjusted EBITDA (as defined in the “Company Performance Objective—Management Adjusted EBITDA” section below) and 30% on individual performance objectives. For our Chief Executive Officer, these individual performance objectives were predominantly financially oriented in 2025, with 67% based on return on assets performance and the remaining
33% based on Company mergers and acquisitions objectives. As a result, the STIP is largely performance-
based and delivers payouts only when the Company meets or exceeds the threshold level of its rigorously set performance goals. In addition, 70% of the STIP for our NEOs is denominated in performance-vesting RSUs, further tying incentive payout value to the Company’s share price and, ultimately, to our stockholders’
experience.
From an equity-based long-term incentive (“LTI”) perspective, approximately 60% of total LTI awarded to our
NEOs in 2024 and 2025 as part of our annual equity awards program was delivered through performance-
vesting equity awards that can only be earned over a multi-year performance period. The remaining 40% was delivered through time-vesting equity awards that vest in annual installments over a period of three years, with
(1) Target annual direct compensation (“Target Value”) reflects the sum of base salary, target annual short-term incentive and the value of equity-based long-term incentives granted in the year, calculated in accordance with ASC Topic 718, excluding, in the case of 2024, pre-IPO equity awards and the IPO Award described on Pages 35 - 37 of our 2025 Proxy Statement.
(2) In this CD&A, “Realizable Value” reflects the sum of: (i) base salary for the year; (ii) the actual annual short-term incentive award paid for the year, including the value of the portion paid in performance-vesting RSUs; and (iii) the value of performance-vesting LTIP units and
RSUs based on certain performance assumptions and Lineage’s closing share price as of December 31, 2025.

Lineage 2026 Proxy Statement
the ultimate value dependent on our share price performance. Two metrics are used to determine performance-
vesting equity payouts, if any — Adjusted Core Funds from Operations per share (“AFFO per share”) (weighted
60%) and Same Warehouse Net Operating Income (“NOI”) (weighted 40%). Overall performance may then be modified by +/- 20% depending on the Company’s three-year relative Total Shareholder Return (“TSR”) to the
S&P 500 for 2024 awards and to the MSCI US REIT Index for 2025 awards. The metrics are explained in more detail in the “Equity-Based Long-Term Incentive Awards” section below.
The actual value of compensation realized by our NEOs will depend on performance relative to the goals established under our annual short-term incentive and performance-vesting annual RSU & LTIP unit programs, as discussed in “Compensation Discussion and Analysis—Elements of Compensation—Short-Term Incentive
Compensation—2025 Annual Bonus Program” and “Compensation Discussion and Analysis—Elements of
Compensation—Equity-Based Long-Term Incentive Awards—2025 Annual Awards—Performance-Vesting
Annual RSU & LTIP Unit Awards” sections, respectively. It is important to note that for long-term incentive awards, the Summary Compensation Table reports only the grant date fair value of the awards granted during the applicable year. The difference between the grant date fair value of the award and the final value of the award when, and if, it vests can be significant and is driven by Company performance, including changes in share price.
The charts below illustrate the target annual direct compensation (“Target Value”)(1) and the realizable value of the CEO’s annual direct compensation (“Realizable Value”)(2) for pay delivered in 2024 and 2025. This comparison demonstrates how the CEO’s compensation outcomes are directly affected by (i) the Company’s performance against our financial and operational goals, (ii) our relative TSR modifier, and (iii) given that LTI awards were used to deliver approximately 95% of Mr. Lehmkuhl’s Target Value in 2024 and 84% in 2025, our
share price performance.

Lineage 2026 Proxy Statement
The Company’s performance against the 2024 AFFO per share goal is currently trending at threshold performance levels, while no payout is expected for the same warehouse NOI portion due to anticipated performance below the threshold goal. In addition, any equity earned based on financial performance are expected to be reduced by 20% due to our relative TSR modifier, as our TSR decreased approximately -54%
from our IPO price on July 25, 2024 to December 31, 2025 (assumes that dividends are reinvested on the ex-
dividend date). Finally, the Realizable Value of LTI awards is directly affected by the decline in our share price.
The combined impact of our financial results for the 2024 award and share price performance is reflected in the charts below. The decrease is shown relative to the 2024 Target Value.
2024 CEO Compensation: Target Value vs. Realizable Value*
(in thousands)
_____________________
*The illustration shows the separate impacts of our (i) AFFO per share and same warehouse NOI performance, (ii) relative TSR performance, and (iii) share price decrease. Share price decrease is valued using the difference between Lineage’s closing share price as of December 31, 2025 and the grant-date fair value of the equity award.
As the chart above shows as of December 31, 2025, the Realizable Value compared to the CEO’s 2024 Target
Value is down approximately 75% due to the cumulative impact of operating performance, negative relative TSR modifier and Company share price.

Lineage 2026 Proxy Statement
Similarly, Realizable Value for the CEO’s 2025 compensation will depend on our operating and share price performance. In the chart below, Realizable Value for 2025 is presented assuming target payout, threshold payout and no payout of performance-vesting RSUs and LTIP units to illustrate that these awards have the potential for no payout as of December 31, 2025. The decrease is shown relative to the Target Value of 2025 compensation.
2025 CEO Compensation: Target Value vs. Realizable Value*
(in thousands)
_____________________
*The illustration combines the impact of potential performance outcomes and share price decrease into each Realizable Value calculation, as it displays Realizable Value for either (a) target performance, (b) threshold performance, or (c) below threshold performance, including the -20% relative TSR modifier being applied to each calculation, as indicated in the chart. The equity is valued using Lineage’s closing share price as of December 31, 2025.
As shown in the 2024 chart above, Realizable Value is well below Target Value when evaluating current performance of 2024 LTI awards and layering on the decrease in share price and current relative TSR performance. Similarly, as shown in the 2025 chart, Realizable Value is also well below Target Value when evaluating the decrease in share price and current relative TSR performance. This indicates strong alignment between pay, performance and stockholder experience. The charts above are also reflective of the expected outcome for the rest of our NEOs who received annual awards in 2024 and 2025.
Determination of Executive Compensation
Role of Talent and Compensation Committee
Our Talent and Compensation Committee is responsible for establishing and overseeing our executive compensation programs and annually reviews and determines the compensation to be provided to our Chief
Executive Officer and our other NEOs, except with respect to equity compensation awards which are determined by either the full board of directors or by action of our Equity Award Committee, consisting of two
“non-employee directors” (within the meaning of Rule 16b-3 of the Exchange Act).
In setting executive compensation, the Talent and Compensation Committee considers a number of factors, including the recommendations of our Chief Executive Officer (other than with respect to his own compensation), current and past total compensation, competitive market data and analysis provided by the
Talent and Compensation Committee’s independent compensation consultant, Company performance and each

Lineage 2026 Proxy Statement
executive’s impact on performance, each executive’s relative scope of responsibility and potential, each executive’s individual performance and demonstrated leadership, and internal equity pay considerations.
Role of Compensation Consultant
In order to design a competitive executive compensation program that will continue to attract top executive talent and reflect our compensation philosophy, our Talent and Compensation Committee has retained Pay
Governance as an independent compensation consultant to provide executive compensation advisory services, help evaluate our compensation philosophy and objectives and provide guidance in administering our executive compensation program.
Role of the CEO
At the end of each performance year, our Chief Executive Officer assesses the contributions of each executive officer and recommends to our Talent and Compensation Committee the compensation to be awarded based on numerous factors, future contributions, leadership abilities, external market competitiveness, internal pay comparisons, retention risk and other factors deemed relevant. The Talent and Compensation Committee considers this information and makes final compensation determinations for our executive officers. Our Chief
Executive Officer does not participate in any deliberations regarding his own compensation.
Use of Comparative Market Data
Use of Market Data
The Talent and Compensation Committee periodically examines pay practices and pay data for a peer group of
16 companies as a source of market data to better understand the competitiveness of our compensation program and its various elements. Specifically, we review the range of market compensation between the 25th and 75th percentiles of our peer group as well as compensation survey data to develop an understanding of market pay levels for each position.
The external market data reviewed for our 2025 executive compensation program included peer group proxy data and broad industry-comparative compensation surveys. The Talent and Compensation Committee reviews the composition of the peer group on an annual basis and considers the following criteria:
•Industries that attract and retain similar talent;
•Global presence and brand recognition;
•Organizational complexity;
•Comparable size based on annual revenue, market capitalization, Adjusted earnings before interest, taxes, depreciation, and amortization (“EBITDA”), and number of team members; and
•High-growth profile.
Based on the above, the peer group used for assessing 2025 compensation levels for our NEOs was as follows:
•Americold Realty Trust, Inc.
•C.H. Robinson Worldwide, Inc.
•Conagra Brands, Inc.
•Digital Realty Trust, Inc.
•Equinix, Inc.
•Extra Space Storage Inc.
•Hilton Worldwide Holdings Inc.
•Hyatt Hotels Corporation
•J.B. Hunt Transport Services, Inc.
•Kellanova
•Norfolk Southern Corporation
•Old Dominion Freight Line, Inc.
•Prologis, Inc.
•Public Storage
•Simon Property Group, Inc.
•US Foods Holding Corp.
For 2025, the Talent and Compensation Committee reviewed but did not remove or add any companies that were in the 2024 peer group.

Lineage 2026 Proxy Statement
The Talent and Compensation Committee reviewed the total compensation of our Company’s executives relative to compensation of comparable positions among the peer companies but did not set 2025 executive compensation levels at a specific target percentile within the peer group or any other comparator group. The
Talent and Compensation Committee does not establish compensation levels solely based on a review of competitive data, and also considers a number of other factors, including: Company performance relative to our stakeholder priorities, each executive’s impact and criticality to our strategy and mission, relative scope of responsibility and potential, individual performance and demonstrated leadership, and internal equity pay considerations. 2025 NEO total compensation levels varied by individual within the peer group range.
Elements of Compensation
Pay Mix
In establishing an appropriate mix of fixed and variable pay to reward and retain our NEOs, we consider
Company-wide and individual performance. The Talent and Compensation Committee balances the importance of meeting our short-term business goals with the need to create stockholder value and drive growth over the long-term. Our compensation framework heavily weights variable compensation to reward achievements against pre-established, quantifiable financial performance objectives and individual strategic performance objectives.
The primary components of our executive compensation program and the purposes of each are set forth below:

Pay Component	Purpose
Base Salary	•To recognize an executive’s immediate contribution to the organization •To compensate for assuming a significant level of responsibility •To provide financial stability •To be market competitive
Short-Term Incentives
•To reinforce the optimization of operating results throughout the year
•To pay for performance and reinforce individual accountability
•To reinforce the achievement of Lineage’s goals
•To drive stockholder value
•To ensure both short- and long-term goals of the Company are met via compensation elements

Long-Term Incentives
•To hold executives accountable for long-term decisions
•To reinforce collaboration between key leaders throughout the organization for long-
term goals
•To retain key talent over the long term
•To share success with stockholders
•To build executive stock ownership and stockholder value
•To be competitive in the markets where we compete for executive talent

Benefits
•To provide competitive employee benefit packages in order to attract and retain highly qualified personnel
•To avoid materially different approaches to benefit strategy among executive and non-executive populations
•To be cost effective through shared expense with executives
•To be tax-effective

Base Salary
The base salaries of our NEOs are an important part of their total compensation package and are intended to reflect their respective positions, duties and responsibilities. The base salary levels of our NEOs are intended to position each individual’s base salary competitively in the labor market in which we compete for talent, as well

Lineage 2026 Proxy Statement
as to reflect additional considerations set forth above under “Determination of Executive Compensation.” Our
NEOs’ 2025 base salaries are set forth below:

Name	2025 Annual Base Salary
Greg Lehmkuhl ...................................................................................................................	$1,200,000
Robb LeMasters .................................................................................................................	$700,000
Jeffrey Rivera ......................................................................................................................	$660,000
Sudarsan Thattai ................................................................................................................	$650,000
Timothy Smith .....................................................................................................................	$550,000
Rob Crisci ............................................................................................................................	$700,000
Sean Vanderelzen ..............................................................................................................	$550,000
Mr. LeMasters’ annual base salary was approved in connection with his commencement of employment and prorated for the period of his employment which commenced on November 10, 2025. Our other NEOs’ 2025 base salaries remained at the same level as in 2024. In connection with Mr. Crisci’s transition from Chief
Financial Officer to Special Advisor to the CFO, we entered into a Transition Agreement with him on October 31,
2025 (the “Transition Agreement”), pursuant to which his annual base salary was adjusted to $15,000 per week, effective as of November 10, 2025. The Transition Agreement is summarized under the section entitled
“Narrative to Summary Compensation Table and Grants of Plan-Based Awards Table - Crisci Transition
Agreement.”
Short-Term Incentive Compensation
2025 Annual Bonus Program
Our short-term incentive compensation plan has been designed to attract and retain key talent and reward executives based on performance against key financial and strategic priorities.
Each NEO is eligible to receive annual bonus opportunities in the form of cash and an award of performance-
vesting RSUs that vest and become payable based on the attainment of individual and/or Company performance goals, based on a specified target annual bonus award amount, expressed as a percentage of the
NEO’s base salary. In 2025, each of our NEOs, other than Mr. LeMasters who became bonus eligible in 2026, participated in our annual cash and performance-vesting RSU based bonus program at the following target percentages of base salary:

Name	Target Bonus as a Percentage of Base Salary
Greg Lehmkuhl ................................................................................................	175%
Robb LeMasters ..............................................................................................	—%
Jeffrey Rivera ...................................................................................................	125%
Sudarsan Thattai .............................................................................................	100%
Timothy Smith ..................................................................................................	100%
Rob Crisci .........................................................................................................	125%
Sean Vanderelzen ...........................................................................................	100%
Mr. LeMasters was not eligible to receive a bonus under the annual bonus program for 2025. His target annual bonus for 2026 is 125% of his annual base salary. Our other NEOs’ target bonus opportunities as a percentage of base salary remained at the same level as in 2024. Pursuant to the terms of his Transition Agreement, Mr.
Crisci remained eligible to receive an annual bonus for 2025.
The annual bonus program for each of our NEOs (other than Mr. LeMasters) in 2025 included the following two primary components:
(i)Performance-vesting RSU portion based on Company overall financial performance, measured by
Management Adjusted EBITDA (as defined below), weighted at 70%; and

Lineage 2026 Proxy Statement
(ii)Cash portion based on individual performance objectives, as set forth below for each NEO, weighted at 30%.
The number of performance-vesting RSUs granted to each NEO in connection with the 2025 annual bonus plan are set forth below under “—Grants of Plan-Based Awards in 2025.”
In connection with the 2025 annual bonus program, on April 17, 2025, the Talent and Compensation Committee
(i) approved, and the Company entered into, amended and restated employment agreements with each of Mr.
Lehmkuhl and Mr. Crisci, and (ii) adopted and approved an amended and restated Executive Severance Plan
(the “Severance Plan”), in each case in order to reflect that, commencing in 2025, the annual bonus opportunities of our NEOs may be offered and delivered in the form of cash and/or performance-vesting equity awards.
Company Performance Objective—Management Adjusted EBITDA
Seventy percent of each NEO’s annual bonus is in the form of performance-vesting RSUs and based on the extent to which the Management Adjusted EBITDA objective is achieved. The following table provides threshold, target and maximum targets for the Management Adjusted EBITDA objective and provides actual 2025 results and achievement as a percentage of target. For the Management Adjusted EBITDA objective, each NEO receives a 0% payout below threshold performance, a 20% payout of target at threshold performance, a 100%
payout of target at target performance, and a 200% payout of target at maximum performance. For all NEOs, the payout for performance between percentages is interpolated on a straight-line basis.

Financial Objective	Threshold (20% Payout)(1)	Target (100% Payout)(1)	Maximum (200% Payout)(1)	Result(1)	Achievement	Payout (% of Target)
Management Adjusted EBITDA .	$1,168.8	$1,375.0	$1,581.3	$1,264.2	91.9%	56.8%
_____________________
(1)Amounts in millions.
Management Adjusted EBITDA is calculated as Adjusted EBITDA with additional adjustments to exclude current year acquisitions, dispositions, closed operations, annual bonus program expense, other certain one-time items
(both favorable and unfavorable), and/or fees paid to Bay Grove in accordance with the terms of the transition services agreement, as determined by the Talent and Compensation Committee. For 2025, Management
Adjusted EBITDA was calculated as Adjusted EBITDA with adjustments to remove approximately $34 million of profit resulting from certain acquisitions that were completed in calendar year 2025. For a reconciliation of
Adjusted EBITDA to net income, see Part II Item 7. Management’s Discussion and Analysis of Financial
Condition and Results of Operations, section Non-GAAP Financial Measures on pages 76-78 of our Annual
Report on Form 10-K for the year ended December 31, 2025.
Individual Performance Objectives
Thirty percent of each NEO’s annual bonus is in the form of cash and is based on achievement of individual performance objectives. The individual performance objectives vary by NEO depending on their specific responsibilities, and payout percentages at threshold (where applicable) and maximum performance varied by objective. For each NEO, the payout for performance between threshold and target and between target and maximum is interpolated on a straight-line basis. Performance below threshold results in a 0% payout for the individual performance objectives.
The following is a summary of each of our NEOs’ individual objectives for 2025 (other than Mr. LeMasters who became bonus eligible in 2026):
•Mr. Lehmkuhl’s individual objectives included goals relating to our Company’s return on assets
(67% of individual objectives) and Company mergers and acquisitions (33% of individual objectives).
•Mr. Rivera’s individual objectives included goals relating to capital projects, forecasting, reduction of employee turnover, productivity, budget and other operational goals (weightings per goal ranging from 10% to 25% of individual objectives).

Lineage 2026 Proxy Statement
•Mr. Thattai’s individual objectives included operational, strategic, customer and budget goals relating to our Company’s global business, including the deployment of operating systems, warehouse system conversions and core-strategic customer facing technology products, as well as a goal relating to talent management (weightings per goal ranging from 10% to 40% of individual objectives).
•Mr. Smith’s individual objectives included goals relating to talent and structure of the commercial department, customer experience, revenue, pricing, new business development, occupancy and capital deployment (weightings per goal ranging from 5% to 25% of individual objectives), and his performance achievement also gave consideration to the successful signing of a significant customer transaction.
•Mr. Crisci’s individual objectives included goals relating to the talent and structure of the finance department, forecasting and investor guidance, long term financial planning, communication with investors and stakeholders (weightings per goal ranging from 15% to 25% of individual objectives).
•Mr. Vanderelzen’s individual objectives included goals relating to capital projects, forecasting, reduction of employee turnover, talent management, budget and other operational and human resource goals (weightings per goal ranging from 5% to 15% of individual objectives).
Following the end of 2025, our Talent and Compensation Committee reviewed and evaluated the performance of each NEO (other than Mr. LeMasters who became bonus eligible in 2026) and determined the extent to which the NEO satisfied his individual performance objectives. The Talent and Compensation Committee consulted with Mr. Lehmkuhl regarding each other NEO’s performance with respect to such NEO’s individual objectives.

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2025 Annual Bonus Payouts
The following table summarizes each NEO’s 2025 annual bonus plan objectives described above, including the applicable weighting, achievement as a percentage of target performance, payout percentage and payout amount.

Name	Objective	Weighting	Achievement	Payout (% of Target Bonus)	Cash Payout	Earned RSUs

Greg Lehmkuhl ..	Management Adjusted EBITDA	70%	91.9%	56.8%	$—	13,756
	Individual Performance Objectives	30%	96%	33.3%	$210,000

Robb LeMasters(1) ........	—	—%	—%	—%	$—	—
	—	—%	—%	—%	$—

Jeffrey Rivera .....	Management Adjusted EBITDA	70%	91.9%	56.8%	$—	5,405
	Individual Performance Objectives	30%	79%	79%	$195,525

Sudarsan Thattai ..................	Management Adjusted EBITDA	70%	91.9%	56.8%	$—	4,258
	Individual Performance Objectives	30%	57%	57%	$111,150

Timothy Smith ....	Management Adjusted EBITDA	70%	91.9%	56.8%	$—	3,603
	Individual Performance Objectives	30%	51%	51%	$84,150

Rob Crisci ...........	Management Adjusted EBITDA	70%	91.9%	56.8%	$—	5,732
	Individual Performance Objectives	30%	50%	50%	$133,716

Sean Vanderelzen ........	Management Adjusted EBITDA	70%	91.9%	56.8%	$—	3,603
	Individual Performance Objectives	30%	110%	110%	$181,500
_____________________
(1)Mr. LeMasters was not eligible to receive a bonus under the annual bonus program for 2025.
2026 Annual Bonus Program
On March 11, 2026, the Talent and Compensation Committee approved the Company’s 2026 annual bonus program (the “2026 Bonus Program”) for the Company’s NEOs. Under the 2026 Bonus Program, our NEOs will be eligible to receive annual bonus opportunities in the form of cash and performance-vesting RSUs that vest and become payable based on the attainment of individual and/or Company performance goals. In connection with the approval of the 2026 Bonus Program, on March 11, 2026, the Equity Award Committee of our board of directors approved the grant of performance-vesting RSUs to our NEOs under the 2026 Bonus Program.

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Equity-Based Long-Term Incentive Awards
We view equity-based compensation as a critical component of our balanced total compensation program.
Equity-based compensation creates an ownership culture among our employees that provides an incentive to contribute to the continued growth and development of our business and aligns the interest of executives with those of our stockholders.
2025 Annual Awards
In 2025 we granted certain employees, including our NEOs, equity-based awards under the 2024 Plan as part of our annual equity award program, consisting of time-vesting and performance-vesting RSUs covering shares of our common stock and/or LTIP units in our operating partnership (“annual awards”). Performance-vesting
LTIP unit awards are granted reflecting the maximum number of LTIP units that may be earned based on the achievement of the applicable performance criteria and thereafter become vested (including all distribution equivalent units). Mr. Lehmkuhl elected to receive his 2025 annual award equally in the form of RSUs and LTIP units, as set forth in the table below. Mr. Vanderelzen elected to receive his 2025 annual award wholly in the form of RSUs, as set forth in the table below. Each other NEO elected to receive his 2025 annual award wholly in the form of LTIP units, as set forth in the table below. LTIP units are subject to the applicable terms and conditions of the partnership agreement of our operating partnership, and are eligible to receive certain distributions from our operating partnership.
The annual awards granted to our NEOs in 2025 (other than Mr. LeMasters who received a sign-on equity award which is described in further detail below) are set forth in the table below. These equity awards were granted in recognition of the impact of global macroeconomic challenges in our business, increased competition for our executive talent and certain critical commercial and operational initiatives underway in our business.

Name	RSUs (#)*	LTIP Units (#)*
Greg Lehmkuhl ......................................................................................	144,875	262,226
Robb LeMasters ....................................................................................	—	—
Jeffrey Rivera .........................................................................................	—	80,934
Sudarsan Thattai ...................................................................................	—	80,934
Timothy Smith ........................................................................................	—	51,798
Rob Crisci ...............................................................................................	—	48,561
Sean Vanderelzen .................................................................................	21,464	—
_____________________
*Includes all time-vesting and performance-vesting RSUs and LTIP unit awards, as applicable. For performance-vesting LTIP unit awards, represents the number of LTIP units based on maximum performance and includes all distribution equivalent units, which reflects the number of LTIP units subject to the award at the time of grant.
Time-Vesting Annual RSU & LTIP Unit Awards
Pursuant to the time-vesting annual awards granted to our NEOs, each executive will be eligible to vest in a number of RSU and/or LTIP units, as applicable, based on the executive’s continued service with the Company.
Time-vesting annual awards represent approximately 40% of each NEO’s total long-term incentive annual award opportunity, and will vest in annual installments over a period of three years, subject to the executive’s continued service through the applicable vesting date.
The treatment of time-vesting equity awards in the event an executive’s service is terminated by us without cause, by the executive for good reason, or due to the executive’s retirement, death, disability or, if applicable, a non-renewal of the executive’s employment agreement by the Company or a family disability (each as defined in the applicable award agreement, a “qualifying termination”) is summarized below under the section entitled
“Potential Payments Upon Termination or Change in Control—Long-Term Incentive Equity Awards—Time-
Vesting RSU Awards and LTIP Unit Awards.”

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The table below sets forth the number of time-vesting RSUs and/or LTIP units, as applicable, that were granted as time-vesting annual awards to each of our NEOs in 2025:

Name	Time-Vesting RSUs (#)	Time-Vesting LTIP Units (#)
Greg Lehmkuhl ......................................................................................	57,950	57,951
Robb LeMasters ....................................................................................	—	—
Jeffrey Rivera .........................................................................................	—	17,886
Sudarsan Thattai ...................................................................................	—	17,886
Timothy Smith ........................................................................................	—	11,447
Rob Crisci ...............................................................................................	—	10,732
Sean Vanderelzen .................................................................................	8,586	—
Performance-Vesting Annual RSU & LTIP Unit Awards
Performance-vesting awards represent approximately 60% of each NEO’s total long-term incentive annual award opportunity. Pursuant to the performance-vesting annual awards granted to our NEOs, each executive is eligible to vest in a number of RSU and/or LTIP units, as applicable, ranging from either (a) 0% to 100% of the total number of LTIP units granted (which will be equal to the maximum number of units that may vest), or (b)
0% to 200% of the total number of RSUs granted, based on the Company’s attainment of specified performance goals relating to (i) AFFO per share weighted 60%; (ii) same warehouse NOI growth weighted 40%; and (iii) a
+/- 20% modifier applicable to the outcome of the financial performance metrics, based on the Company’s relative TSR during the performance period commencing on January 1, 2025 and ending on December 31,
2027 (the “Performance Period”), subject to the executive’s continued service with the Company.
The table below sets forth the number of performance-vesting RSU and/or LTIP units, as applicable, that were granted as annual awards to each of our NEOs in 2025:

	Performance- Vesting RSUs(1)	Performance-Vesting LTIP Units(1)(2)
Name	Total RSUs (#)	Total LTIP Units (#)	“Base” LTIP Units (#)
Greg Lehmkuhl ...............................................................	86,925	204,275	173,851
Robb LeMasters .............................................................	—	—	—
Jeffrey Rivera ..................................................................	—	63,048	53,658
Sudarsan Thattai ............................................................	—	63,048	53,658
Timothy Smith .................................................................	—	40,351	34,341
Rob Crisci ........................................................................	—	37,829	32,195
Sean Vanderelzen .........................................................	12,878	—	—
_____________________
(1)Sixty percent (60%) of the RSUs and/or base LTIP units, as applicable, are eligible to vest with respect to the AFFO per share goals
(the “AFFO per share units”), and forty percent (40%) of the RSUs and/or base LTIP units, as applicable, are eligible to vest with respect to the same warehouse NOI goals (the “NOI units”).
(2)Represents the number of LTIP units based on maximum performance and includes all distribution equivalent units, which reflects the number of LTIP units subject to the award at the time of grant. The LTIP units included in the “Total LTIP Units” column that are not
“base” LTIP units represent distribution equivalent units (as defined and described below) that will vest, if at all, following the end of the applicable Performance Period based upon the number of base LTIP units that become performance-vested, as described below.
In the event that the Company achieves AFFO per share and/or same warehouse NOI growth during the applicable Performance Period at the “threshold,” “target” or “maximum” level as specified in the applicable award agreement, a number of AFFO per share units and NOI units (as applicable) will become performance-
vested with respect to a percentage of such units, as set forth in the table below. Because the number of LTIP

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units granted is based on maximum performance, the vesting percentages applicable to each award have been scaled proportionally in order to reflect the number of units granted.

	Performance Vesting Percentage (RSUs)	Performance Vesting Percentage (Base LTIP Units)
Below “Threshold Level” .........................................................	0%	0%
“Threshold Level” ......................................................................	50%	25%
“Target Level” .............................................................................	100%	50%
“Maximum Level” .......................................................................	200%	100%
The number of RSU and/or LTIP units, as applicable, that performance-vest based on the foregoing will be modified by multiplying such number of units by a percentage determined in accordance with the following table, based on the Company’s TSR relative to the TSR of the MSCI US REIT Index over the applicable Performance
Period:

		MSCI US REIT Index Relative TSR Performance	Modifying Percentage
“Threshold Level” ............................................................	≤	25th Percentile	80%
“Target Level” ...................................................................		50th Percentile	100%
“Maximum Level” .............................................................	≥	75th Percentile	120%
In the event that the applicable performance goal is achieved at less than the “threshold” level, none of the applicable RSU and/or LTIP units will vest. If the applicable performance goal falls between the levels specified above, the performance-vesting percentage or modifying percentage (as applicable) will be determined using straight-line linear interpolation between such levels.
With respect to each performance-vesting award of LTIP units, an additional number of LTIP units subject to the award (the “distribution equivalent units”) having a value equal to the dividends declared during the
Performance Period in respect of the shares of our common stock corresponding to the base units that become performance vested (less any actual distributions made with respect to such units) will vest as of the completion of the Performance Period. For purposes of calculating the number of distribution equivalent units, the dividend amount will be adjusted (plus or minus) to reflect the gain or loss on such amount had the dividends been reinvested in shares of our common stock on the applicable payment dates. Any distribution equivalent units that do not become vested and earned will be cancelled and forfeited upon the completion of the Performance
Period.
Except as otherwise described above, and subject to certain exceptions, any performance-vesting RSUs and/or
LTIP units, as applicable, that have not fully vested as of the date on which an executive’s service terminates for any reason will be cancelled and forfeited by the executive.
The treatment of the performance-vesting equity awards in the event of a qualifying termination or “change in control” of the Company (as defined in the 2024 Plan) is summarized below under the section entitled “Potential
Payments Upon Termination or Change in Control—Long-Term Incentive Equity Awards—Performance-Vesting
RSU Awards and LTIP Unit Awards.”
2025 Crisci Special Award
In addition to his 2025 annual award, on April 1, 2025, the Equity Award Committee granted Mr. Crisci a special one-time award of 87,859 time-vesting RSUs (the “2025 Crisci Special Award”) in connection with his leadership of our financial operations during and subsequent to our initial public offering. Fifty percent (50%) of the award vested on April 1, 2026, and the remaining fifty percent (50%) will vest on April 1, 2027, subject to Mr. Crisci’s continued service through the applicable vesting date.
If Mr. Crisci’s service is terminated by the Company due to his death or disability, the award will vest with respect to an additional number of RSUs that would have vested had Mr. Crisci remained in service through the

Lineage 2026 Proxy Statement
vesting date immediately following the date of such termination. Upon Mr. Crisci’s termination of service for any other reason, any then-unvested RSUs subject to the award will automatically be cancelled and forfeited.
2025 Vanderelzen Special Award
In addition to his 2025 annual award, on January 1, 2025, the Equity Award Committee granted Mr. Vanderelzen a special one-time award of 17,074 time-vesting LTIP units in our operating partnership (the “2025 Vanderelzen
Special Award”) in connection with his assignment and relocation acceptance as President, Europe, while maintaining the responsibility as Global Chief Human Resources Officer. Fifty percent (50%) of the award vested on January 1, 2026, and the remaining fifty percent (50%) will vest on January 1, 2027, subject to Mr.
Vanderelzen’s continued service through the applicable vesting date.
If Mr. Vanderelzen’s service is terminated by the Company without cause, by him for good reason, or due to his retirement, death or disability, the award will vest with respect to an additional number of LTIP units that would have vested had Mr. Vanderelzen remained in service through the vesting date immediately following the date of such termination. Upon Mr. Vanderelzen’s termination of service for any other reason, any then-unvested
LTIP units subject to the award will automatically be cancelled and forfeited.
2025 LeMasters Sign-On Equity Award
In connection with Mr. LeMasters’ appointment as our Chief Financial Officer, effective as of November 10,
2025, Mr. LeMasters received a grant of 40,569 time-vesting LTIP units in our operating partnership on
November 10, 2025 and a grant of 143,005 performance-vesting LTIP units on April 1, 2026. Mr. LeMasters is not entitled to receive any 2026 Annual Award other than the grants described in this section.
If Mr. LeMasters’ service is terminated by the Company without cause, by him for good reason, or due to his retirement, death or disability, (i) the time-vesting LTIP units award will vest with respect to an additional number of time-vesting LTIP units that would have vested had Mr. LeMasters remained in service through the first regularly scheduled vesting date following the date of such termination and (ii) (A) if a qualifying termination of employment occurs during the three-year performance period, a pro-rated portion of the performance-vesting
LTIP units award will remain outstanding and become eligible to vest upon the administrator’s certification following such performance period and (B) if a qualifying termination of employment occurs following the three-
year performance period but before the administrator’s certification, the performance-vesting LTIP units will remain outstanding and become eligible to vest upon the administrator’s certification. Upon Mr. LeMasters’
termination of service for any other reason, any then-unvested LTIP units subject to an award will automatically be cancelled and forfeited.
Employee Benefits and Perquisites
Retirement Savings
We maintain a 401(k) retirement savings plan for our employees, including our NEOs, who satisfy certain eligibility requirements. Our NEOs are eligible to participate in the 401(k) plan on the same terms as other full-
time employees. In 2025, contributions made by participants in the 401(k) plan were matched up to a specified percentage of the employee contributions, and these matching contributions are fully vested when made by our
Company. We believe that providing a vehicle for tax-deferred retirement savings though our 401(k) plan, and making fully vested matching contributions, adds to the overall desirability of our executive compensation package and further incentivizes our employees, including our NEOs, in accordance with our compensation policies.
Health and Welfare Plans
All of our full-time employees, including our NEOs, are eligible to participate in our health and welfare plans, including medical, dental and vision benefits, medical and dependent care flexible spending accounts, short-
term and long-term disability insurance, and life insurance.

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Other Perquisites
We provided certain perquisites to our NEOs in 2025, including Company-paid annual executive physicals, and company-paid legal, tax, and estate planning fees. We and Mr. Vanderelzen are parties to an international long-
term assignment letter, dated December 10, 2024 (the “Assignment Agreement”), pursuant to which he was eligible until December 2025 for certain assignment-specific allowances including relocation and goods and services reimbursements and allowances, property management allowance, and home leave to offset cost of living and exchange rate differences and international health insurance coverage for Mr. Vanderelzen and his spouse. The Assignment Agreement further provides Mr. Vanderelzen with tax services in connection with the preparation of his U.S. and Netherlands tax returns, which will be prepared by a third-party accounting firm, at the Company’s expense during, and for a period not to exceed two years after, the completion of his assignment as well as a tax equalization payment (which excludes payment for personal income, gift tax, estate tax, and personal tax planning).
Severance and Change in Control Arrangements
We previously entered into employment agreements with each of Mr. Lehmkuhl and Mr. Crisci and adopted the
Lineage, Inc. Executive Severance Plan. As discussed in the section titled “—Compensation Discussion and
Analysis—Elements of Compensation—Annual Bonus Program” above, on April 17, 2025, the Talent and
Compensation Committee approved, and the Company entered into, amended and restated employment agreements with each of Mr. Lehmkuhl and Mr. Crisci, and the Talent and Compensation Committee amended the Severance Plan, in each case in order to reflect the terms of the 2025 Annual Bonus Program which provide for the grant of equity awards as a component of annual bonus opportunities. Each of Messrs. LeMasters,
Rivera, Thattai, Smith and Vanderelzen are participants in the Severance Plan.
Our Talent and Compensation Committee believes that these types of arrangements are necessary to attract and retain executive talent and are a customary component of executive compensation. A description of these arrangements, as well as information on the estimated payments and benefits that our NEOs would have been eligible to receive as of December 31, 2025, are set forth in “—Potential Payments Upon Termination or Change in Control” below.
Other Policies and Considerations
Clawback Policy
We have adopted a compensation recovery policy that requires the recovery of certain erroneously paid incentive compensation received by our Section 16 officers on or after July 24, 2024, as required by new SEC rules and Nasdaq Listing Standards implemented pursuant to the Dodd-Frank Act, and which can be recovered from time-vesting or performance-vesting equity compensation (in addition to other forms of compensation).
Hedging and Speculative Trading
As discussed in the section titled “Corporate Governance—Hedging and Speculative Trading” above, we have adopted certain prohibitions against our officers, directors and employees, including any entities controlled by individuals subject to the insider trading policy, from engaging in transactions of a speculative nature involving our securities.
Stock Ownership Guidelines
As discussed in the section titled “Corporate Governance—Stock Ownership Policy” above, we have adopted stock ownership guidelines that are applicable to our executive officers, including our NEOs, and to our non-
employee directors.
Section 409A of the Internal Revenue Code
The Talent and Compensation Committee takes into account whether components of the compensation for our executive officers will be adversely impacted by the penalty tax imposed by Section 409A of the Internal
Revenue Code (the “Code”) and aims to structure these components to be compliant with or exempt from
Section 409A of the Code to avoid such potential adverse tax consequences.

Lineage 2026 Proxy Statement
Deductibility of Executive Compensation
Section 162(m) of the Code denies a publicly-traded corporation a federal income tax deduction for remuneration in excess of $1 million per year per person paid to executives designated in Section 162(m) of the
Code, including, but not limited to, its chief executive officer, chief financial officer, and the next three highly compensated executive officers. However, we believe that maintaining the discretion to provide compensation that is non-deductible allows us to provide compensation tailored to the needs of our Company and our named executive officers and is an important part of our responsibilities and benefits our stockholders.
Accounting for Share-Based Compensation
We follow Financial Accounting Standard Board Accounting Standards Codification Topic 718, (“ASC Topic
718”), for our share-based compensation awards. ASC Topic 718 requires companies to measure the compensation expense for all share-based payment awards made to employees and directors based on the grant date “fair value” of these awards.
Equity Grant Practices
We do not grant equity awards in anticipation of the release of material, nonpublic information or time the release of material, nonpublic information based on equity award grant dates, vesting events, or sale events. In
2025, we did not grant any stock option or stock appreciation rights awards. We have not timed the disclosure of material nonpublic information for the purpose of affecting the value of executive compensation for NEO grants in
2025.

Lineage 2026 Proxy Statement
Talent and Compensation Committee Report
The Talent and Compensation Committee has reviewed and discussed the Compensation Discussion and
Analysis set forth above and discussed its contents with the Company’s management. Based on the review and discussions, the Talent and Compensation Committee recommended to the board of directors of the Company that the Compensation Discussion and Analysis be included in this Proxy Statement and incorporated by reference into our Annual Report on Form 10-K for the fiscal year ended December 31, 2025.
Talent and Compensation Committee of the Board of Directors
Adam Forste (Chair)
John Carrafiell
Michael Turner
Lynn Wentworth
James Wyper

Lineage 2026 Proxy Statement
2025 Executive Compensation
Summary Compensation Table
The following table sets forth information concerning the compensation of our NEOs for the years ended
December 31, 2025, 2024, and 2023.

	Year	Salary ($)	Bonus ($)	Stock Awards(1) ($)	Non-Equity Incentive Plan Compensation(2) ($)	All Other Compensation(3) ($)	Total ($)

Greg Lehmkuhl ...................	President and Chief Executive Officer
	2025	1,200,000		18,294,193	210,000	260,594	19,964,787
	2024	1,200,000	4,000,000	62,492,311	1,207,769	441,362	69,341,442
	2023	1,197,693	—	5,433,313	3,764,950	1,183,994	11,579,950
Robb LeMasters .................	Chief Financial Officer
	2025	67,308		1,370,015	—	—	1,437,323
Jeffrey Rivera ......................	Global Chief Operations Officer
	2025	660,000		3,173,893	195,525	122,943	4,152,361
	2024	660,000	1,306,605	10,456,820	630,119	29,421	13,082,965
	2023	651,923	—	923,356	1,296,722	274,328	3,146,329
Sudarsan Thattai ................	Chief Transformation Officer
	2025	647,500		3,051,339	111,150	93,809	3,903,798
	2024	640,770	1,250,000	27,217,224	395,750	11,887	29,515,631
	2023	621,924	—	1,255,135	1,083,564	226,895	3,187,518
Timothy Smith .....................	Chief Commercial Officer
	2025	550,000		2,046,697	84,150	137,256	2,818,103
	2024	538,462	1,250,000	10,076,773	318,215	23,707	12,207,157
Rob Crisci ............................	Former Chief Financial Officer
	2025	709,231		7,170,437	133,716	70,841	8,084,225
	2024	700,000	1,250,000	16,666,276	621,058	11,346	19,248,680
	2023	465,769	—	14,367,378	1,112,053	14,987	15,960,187
Sean Vanderelzen ..............	Former Chief Human Resources Officer and President, Europe
	2025	550,000		2,631,328	181,500	414,877	3,777,705
	2024	538,462	1,363,210	7,936,535	425,046	60,986	10,324,239
	2023	515,578		833,017	967,204	298,766	2,614,565
_____________________
(1)Amounts shown for 2025 represent the aggregate grant date fair value of (i) time-vesting LTIP unit awards, (ii) performance-vesting LTIP “base”
units, (iii) time-vesting RSUs, and (iv) performance-vesting RSUs. All such amounts were calculated in accordance with ASC Topic 718. For performance-vesting LTIP units and performance-vesting RSUs, amounts shown are based on grant date fair value utilizing a Monte Carlo simulation for the market vesting condition and probable outcome of performance (at target levels) of the financial performance conditions as of the applicable measurement date, calculated under ASC Topic 718. The aggregate grant date fair value of the performance-vesting LTIP
“base” units and performance-vesting RSUs granted to our NEOs in 2025, assuming maximum performance, is set forth in the table below. For additional information on the valuation assumptions for 2025, refer to Note 18 to our consolidated financial statements for the fiscal year ended
December 31, 2025, included in our Annual Report on Form 10-K for the year ended December 31, 2025.

Name	Performance- Vesting LTIP Units at Target ($)	Performance- Vesting LTIP Units at Maximum ($)	Performance- Vesting RSUs at Target ($)	Performance- Vesting RSUs at Maximum ($)
Greg Lehmkuhl .................................	5,172,097	10,344,135	5,172,038	10,344,075
Robb LeMasters ...............................	N/A	N/A	N/A	N/A
Jeffrey Rivera ....................................	1,596,326	3,192,651	N/A	N/A
Sudarsan Thattai ..............................	1,596,326	3,192,651	N/A	N/A
Timothy Smith ...................................	1,021,675	2,043,290	N/A	N/A
Rob Crisci ..........................................	957,831	1,915,603	N/A	N/A
Sean Vanderelzen ............................	N/A	N/A	766,241	1,532,482

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(2)Amounts shown in this column represent amounts earned under the cash portion of our annual bonus program for the year shown and paid in cash in the first quarter of the following year. For a description of our annual bonus program see “—Compensation Discussion and Analysis—Elements of Compensation—Short-Term Incentive Compensation—2025 Annual Bonus Program” above.
(3)The following table sets forth the amount of each other item of compensation paid to, or on behalf of, our NEOs during 2025 included in the “All Other Compensation” column. Amounts for each other item of compensation are valued based on the aggregate incremental cost to us, in each case without taking into account the value of any income tax deduction for which we may be eligible.

Name	Company 401(k) Match(a) ($)	Personal Use of Company Aircraft(b) ($)	International Assignment Benefits(c) ($)	Tax Gross -Ups(d) ($)	Financial Services(e) ($)	Other(f) ($)	Total ($)
Greg Lehmkuhl ...................	9,733	19,115	—	—	43,113	188,633	260,594
Robb LeMasters .................	—	—	—	—	—	—	—
Jeffrey Rivera ......................	14,000	—	—	—	36,025	72,918	122,943
Sudarsan Thattai ................	7,000	—	—	—	—	86,809	93,809
Timothy Smith .....................	14,000	—	—	—	35,433	87,823	137,256
Rob Crisci ............................	11,977	—	—	—	—	58,864	70,841
Sean Vanderelzen ..............	13,971	—	190,781	121,492	—	88,633	414,877
_____________________
(a)For 2025, we matched 100% of the first 3% and 50% of the next 2% percent of eligible compensation (subject to applicable limits under the Code) contributed on a pre-tax basis to our 401(k) plan.
(b)Amounts in this column reflect the taxable benefit received by Mr. Lehmkuhl in connection with the use of the Company’s aircraft for business travel while accompanied by friends and/or family members.
(c)Amounts in this column reflect allowances and fees paid by the Company related to the relocation of Mr. Vanderelzen in connection with his assignment as President, Europe, including (i) relocation reimbursement/allowance - $26,042, (ii) goods and services reimbursement/allowance - $112,151, (iii) property management allowance - $6,000, and (iv) home leave - $46,588.
(d)Amounts in this column reflects a tax gross-up on benefits in relation to Mr. Vanderelzen’s international assignment as President,
Europe.
(e)Amounts in this column reflect fees paid by the Company for tax and estate planning services.
(f)Amounts in this column are based on the aggregate incremental cost to our Company for Company-paid life insurance premiums
(Mr. Lehmkuhl- $1,518; Mr. Rivera - $1,518; Mr. Thattai - $1,518; Mr. Smith - $4,356; Mr. Crisci - $1,518; and Mr. Vanderelzen -
$1,518), annual executive medical examinations (Mr. Lehmkuhl- $2,500; Mr. Rivera - $2,500; Mr. Thattai - $2,500; Mr. Smith - $3,000;
Mr. Crisci - $3,500; and Mr. Vanderelzen - $2,500) and a payout of accrued but unused paid time off that was paid out following an amendment to the Company’s paid time off policy (Mr. Lehmkuhl- $184,615; Mr. Rivera - $68,900; Mr. Thattai - $82,791; Mr. Smith -
$80,467; Mr. Crisci - $53,846; and Mr. Vanderelzen - $84,615).

Lineage 2026 Proxy Statement
Grants of Plan-Based Awards in 2025
The following table provides information relating to grants of plan-based awards made during 2025.

			Estimated Future Payouts Under Non-Equity Incentive Plan Awards(1)			Estimated Future Payouts Under Equity Incentive Plan Awards(2)			All Other Stock Awards: Number of Shares of Stock or Units(5) (#)	Grant Date Fair Value of Stock and Option Awards(6) ($)
Name	Grant Date(3)	Date of Approval(4)	Threshold ($)	Target ($)	Maximum ($)	Threshold (#)	Target (#)	Maximum (#)

Greg Lehmkuhl
Annual Bonus (Cash) ...........	—	—	126,000	630,000	1,260,000	—	—	—	—	—
Annual Bonus (Performance-Vesting Award) ...............................	3/18/2025	3/18/2025	—	—	—	4,844	24,218	48,436	—	1,470,033
LTIP Units (Time-Vesting Annual Award) .................	4/17/2025	4/17/2025	—	—	—	—	—	—	57,951	3,240,040
Time-Vesting RSU (Time- Vesting Annual Award) ....	4/17/2025	4/17/2025	—	—	—	—	—	—	57,950	3,239,985
LTIP Units (Performance- Vesting Annual Award ) ..	4/17/2025	4/17/2025	—	—	—	43,463	86,926	173,851	—	5,172,097
Performance-Vesting RSU (Performance-Vesting Annual Award) ..................	4/17/2025	4/17/2025	—	—	—	43,463	86,925	173,850	—	5,172,038
Robb LeMasters
LTIP Units (Time-Vesting Annual Award) ..................	11/10/2025	10/17/2025	—	—	—	—	—	—	40,569	1,370,015
Jeffrey Rivera
Annual Bonus (Cash) ...........	—	—	123,750	247,500	495,000	—	—	—	—	—
Annual Bonus (Performance-Vesting Award) ...............................	3/18/2025	3/18/2025	—	—	—	1,903	9,515	19,030	—	577,561
LTIP Units (Time-Vesting Annual Award) ..................	4/17/2025	4/17/2025	—	—	—	—	—	—	17,886	1,000,006
LTIP Units (Performance- Vesting Annual Award) ....	4/17/2025	4/17/2025	—	—	—	13,415	26,829	53,658	—	1,596,326
Sudarsan Thattai
Annual Bonus (Cash) ...........	—	—	97,500	195,000	390,000	—	—	—	—	—
Annual Bonus (Performance-Vesting Award) ...............................	3/18/2025	3/18/2025	—	—	—	1,500	7,496	14,992	—	455,007
LTIP Units (Time-Vesting Annual Award) ..................	4/17/2025	4/17/2025	—	—	—	—	—	—	17,886	1,000,006
LTIP Units (Performance- Vesting Annual Award) ....	4/17/2025	4/17/2025	—	—	—	13,415	26,829	53,658	—	1,596,326
Timothy Smith
Annual Bonus (Cash)	—	—	82,500	165,000	330,000	—	—	—	—	—
Annual Bonus (Performance-Vesting Award) ...............................	3/18/2025	3/18/2025	—	—	—	1,269	6,343	12,686	—	385,020
LTIP Units (Time-Vesting Annual Award) ..................	4/17/2025	4/17/2025	—	—	—	—	—	—	11,447	640,002
LTIP Units (Performance- Vesting Annual Award)	4/17/2025	4/17/2025	—	—	—	8,586	17,171	34,341	—	1,021,675
Rob Crisci
Annual Bonus (Cash) ...........	—	—	133,716	267,432	534,863	—	—	—	—	—
Annual Bonus (Performance-Vesting Award) ...............................	3/18/2025	3/18/2025	—	—	—	2,019	10,091	20,182	—	612,524
Time-Vesting RSU (Time- Vesting Special Award) ...	4/1/2025	3/25/2025	—	—	—	—	—	—	87,859	5,000,056
LTIP Units (Time-Vesting Annual Award) ..................	4/17/2025	4/17/2025	—	—	—	—	—	—	10,732	600,026
LTIP Units (Performance- Vesting Annual Award) ....	4/17/2025	4/17/2025	—	—	—	8,049	16,098	32,195	—	957,831

Lineage 2026 Proxy Statement

			Estimated Future Payouts Under Non-Equity Incentive Plan Awards(1)			Estimated Future Payouts Under Equity Incentive Plan Awards(2)			All Other Stock Awards: Number of Shares of Stock or Units(5) (#)	Grant Date Fair Value of Stock and Option Awards(6) ($)
Name	Grant Date(3)	Date of Approval(4)	Threshold ($)	Target ($)	Maximum ($)	Threshold (#)	Target (#)	Maximum (#)
Sean Vanderelzen
Annual Bonus (Cash) ...........	—	—	82,500	165,000	330,000	—	—	—	—	—
LTIP Units (Time-Vesting Special Award) .................	1/1/2025	12/10/2024	—	—	—	—	—	—	17,074	1,000,024
Annual Bonus (Performance-Vesting Award) ...............................	3/18/2025	3/18/2025	—	—	—	1,269	6,343	12,686	—	385,020
Time-Vesting RSU (Time- Vesting Annual Award) ....	4/17/2025	4/17/2025	—	—	—	—	—	—	8,586	480,043
Performance-Vesting RSU (Performance-Vesting Annual Award) ..................	4/17/2025	4/17/2025	—	—	—	6,439	12,878	25,756	—	766,241
_____________________
(1)Reflects threshold, target and maximum payment opportunities of the cash-based portion of the 2025 annual bonus program. For a description of our annual bonus plan, see “Compensation Discussion and Analysis—Elements of Compensation—Short-Term Incentive
Compensation—2025 Annual Bonus Program” above. The actual amounts paid in the first quarter of 2026 under our 2025 annual bonus program are disclosed in the “Summary Compensation Table” under the “Non–Equity Incentive Plan Compensation” column.
(2)With respect to the annual bonus, reflects threshold, target and maximum payment opportunities of the equity-based portion of the
2025 annual bonus program. The vesting provisions for the annual bonus program performance-vesting RSUs are described above in the section titled “Compensation Discussion and Analysis—Elements of Compensation—Short-Term Incentive Compensation—2025
Annual Bonus Program.”  With respect to performance-vesting annual awards, reflects performance-vesting LTIP “base” units and
RSUs granted during 2025. The vesting provisions for the performance-vesting annual awards of LTIP “base” units and RSUs are described above in the section titled “Compensation Discussion and Analysis—Elements of Compensation—Equity-Based Long-Term
Incentive Awards—2025 Annual Awards—Performance-Vesting Annual RSU & LTIP Unit Awards.”
(3)Represents the grant date determined for financial statement reporting purposes pursuant to ASC Topic 718.
(4)Represents the date on which the applicable issuer took action to grant the applicable award (to the extent the date differs from the grant date determined for financial statement reporting purposes pursuant to ASC Topic 718).
(5)Reflects time-vesting LTIP units and time-vesting RSUs granted during 2025. The vesting provisions for the time-vesting LTIP units and time-vesting RSUs are described above in the sections titled “Compensation Discussion and Analysis—Elements of Compensation—
Equity-Based Long-Term Incentive Awards.”
(6)Amounts shown in this column represent the aggregate grant date fair value of the awards calculated in accordance with ASC Topic
718. For performance-vesting LTIP units, amounts shown are based on grant date fair value of the “base” units utilizing a Monte Carlo simulation for the market vesting condition and probable outcome (at target levels) of performance of the financial performance conditions as of the grant date, calculated under ASC Topic 718. For additional information on the valuation assumptions for 2025, refer to Note 18 to our consolidated financial statements for the fiscal year ended December 31, 2025, included in our Annual Report on Form 10-K for the year ended December 31, 2025.
Narrative to Summary Compensation Table and Grants of Plan-Based Awards Table
Named Executive Officer Employment Agreements
We previously entered into an amended and restated employment agreement with each of Mr. Lehmkuhl and
Mr. Crisci and the Assignment Agreement with Mr. Vanderelzen. On October 17, 2025, we entered into an employment offer letter with Mr. LeMasters. The material terms of the Employment Agreements, the Assignment
Agreement and Mr. LeMasters’ offer letter are described below, each as in effect during 2025.
As discussed in the section titled “Compensation Discussion and Analysis—Elements of Compensation—Short-
Term Incentive Compensation—2025 Annual Bonus Program” above, on April 17, 2025, we entered into amended and restated employment agreements with Messrs. Lehmkuhl and Crisci in order to reflect that, commencing in 2025, the annual bonus opportunities of our NEOs, including Messrs. Lehmkuhl and Crisci, may be in the form of cash and/or performance-vesting equity awards.

Lineage 2026 Proxy Statement
Greg Lehmkuhl
Amended Employment Agreement
In connection with our IPO, on July 26, 2024, we entered into an amended and restated employment agreement with Mr. Lehmkuhl (the “Amended Lehmkuhl Agreement”) which provided for Mr. Lehmkuhl’s continued
employment with our Company as our Chief Executive Officer. In connection with the 2025 annual bonus plan modification to introduce an equity award component, on April 17, 2025, we entered into a second amended and restated employment agreement with Mr. Lehmkuhl (the “Second Amended Lehmkuhl Agreement”) that amended and restated in its entirety the Amended Lehmkuhl Agreement. The Second Amended Lehmkuhl
Agreement is summarized below under the section entitled “Lehmkuhl Second Amended Employment
Agreement.”
The term of employment under the Amended Lehmkuhl Agreement provided for an initial five year term of employment commencing on July 26, 2024, with automatic successive one-year renewals, unless either the
Company or the executive provides notice of such party’s intention not to renew the term at least 90 days prior to the expiration of the then-current term. Pursuant to the Amended Lehmkuhl Agreement, Mr. Lehmkuhl was
entitled to receive an annual base salary of $1,200,000 per year, subject to annual review and increase by our
Talent and Compensation Committee in its sole discretion. Mr. Lehmkuhl’s 2025 annual base salary was
$1,200,000.
The Amended Lehmkuhl Agreement provided that Mr. Lehmkuhl was eligible to earn annual cash performance bonuses, based on the attainment of Company, individual and/or performance objectives as determined by our board of directors, with target and maximum bonus opportunities equal to 175% and 350%, respectively, of
Mr. Lehmkuhl’s annual base salary. The target and maximum bonus amounts were permitted to be increased
(but not reduced) by our Talent and Compensation Committee in its sole discretion. Mr. Lehmkuhl’s 2025 target annual bonus was equal to 175% of his annual base salary.
The Amended Lehmkuhl Agreement provided that Mr. Lehmkuhl was eligible to receive annual equity-based awards under the 2024 Plan as determined by our board of directors or a committee thereof in its sole discretion.
The Amended Lehmkuhl Agreement also included a “best pay cap” under Section 280G of the Code, pursuant to which any “parachute payments” that become payable to Mr. Lehmkuhl would either be paid in full or reduced so that such payments are not subject to the excise tax under Section 4999 of the Code, whichever resulted in the better after-tax treatment to Mr. Lehmkuhl.
In addition, the Amended Lehmkuhl Agreement contained customary confidentiality and assignment of inventions provisions, as well as (i) non-compete restrictions effective during employment and for 24 months thereafter, and (ii) customer, supplier and service provider non-solicitation provisions, effective during employment and for 24 months thereafter.
The severance benefits and payments which were payable to Mr. Lehmkuhl under the Amended Lehmkuhl
Agreement upon certain qualifying terminations of his employment are summarized below under the section entitled “Potential Payments Upon Termination or Change in Control.”
Lehmkuhl Second Amended Employment Agreement
The material terms of the Second Amended Lehmkuhl Agreement are substantially the same as the Amended
Lehmkuhl Agreement, except as follows:
•The Second Amended Lehmkuhl Agreement provides that the annual bonus opportunities of Mr.
Lehmkuhl may be in the form of cash and/or performance-vesting equity-based awards;
•The Second Amended Lehmkuhl Agreement provides that, in the event of a qualifying termination of employment, any unpaid prior year bonus payable to the executive in connection with such termination will be paid in cash in an amount equal to the aggregate value of such bonus that is earned for the prior fiscal year; provided that, the value of any portion of such bonus that was issued in the form of an equity-based award will be determined based on the closing price of our common stock on the termination date (or, if the termination date is not a trading day, on the last trading day immediately prior to the termination date); and

Lineage 2026 Proxy Statement
•The Second Amended Lehmkuhl Agreement provides that, in the event of a qualifying termination, the pro-rated annual bonus payable to Mr. Lehmkuhl for the year of such termination will be paid in cash in an amount equal to the aggregate value of the actual annual bonus that would have been earned by Mr. Lehmkuhl for such year; provided that, the value of any portion of such bonus that was issued in the form of an equity-based award will be determined based on the closing price of our common stock on the last day of the applicable performance period (or, if the last day of the applicable performance period is not a trading day, on the last trading day immediately prior to the last day of the applicable performance period).
Rob Crisci
Crisci Amended Employment Agreement
In connection with our IPO, on July 26, 2024, we entered into an amended and restated employment agreement with Mr. Crisci (the “Amended Crisci Agreement”), which provided for Mr. Crisci’s employment with our
Company as our Chief Financial Officer. In connection with the 2025 annual bonus plan modification to introduce an equity award component, on April 17, 2025, we entered into a second amended and restated
employment agreement with Mr. Crisci (the “Second Amended Crisci Agreement”) that amended and restated in its entirety the Amended Crisci Agreement. The Second Amended Crisci Agreement is summarized below under the section entitled “Crisci Second Amended Employment Agreement.”  In connection with Mr. Crisci’s retirement as Chief Financial Officer and appointment of his successor, we entered into a Transition Agreement on October 31, 2025 that terminated the Crisci Second Amended Employment Agreement and provided for Mr.
Crisci’s resignation as Chief Financial Officer and his continued employment with our Company as a special advisor to the CFO. The Transition Agreement is summarized below under the section entitled “—Crisci
Transition Agreement.”
The term of employment under the Amended Crisci Agreement was three years commencing on April 19, 2023, following which the employment relationship was to remain at-will. Pursuant to the Amended Crisci Agreement,
Mr. Crisci was entitled to receive an annual base salary of $700,000 per year, pro-rated for any partial years of employment, subject to annual review and increase by our Talent and Compensation Committee in its sole discretion.
The Amended Crisci Agreement provided that Mr. Crisci was eligible to earn annual cash performance bonuses, based on the attainment of Company, individual and/or performance objectives as determined by our Company with a target bonus opportunity equal to 125% of Mr. Crisci’s annual base salary.
The Amended Crisci Agreement provided that Mr. Crisci was eligible to receive annual equity-based awards under the 2024 Plan as determined by our board of directors or a committee thereof in its sole discretion.
The Amended Crisci Agreement included a “best pay cap” under Section 280G of the Code, pursuant to which any “parachute payments” that become payable to Mr. Crisci would either be paid in full or reduced so that such payments are not subject to the excise tax under Section 4999 of the Code, whichever results in the better after-
tax treatment to Mr. Crisci.
Mr. Crisci previously entered into a Proprietary Information, Inventions, Non-Solicitation Agreement and a
Confidentiality Agreement, which contained customary confidentiality and assignment of inventions provisions, as well as (i) standard non-solicitation of personnel and business relationships provisions, effective during employment and for 24 months thereafter and (ii) a non-disparagement provision.
The severance benefits and payments which were payable to Mr. Crisci under the Amended Crisci Agreement upon certain qualifying terminations of his employment are summarized below under the section entitled “—
Potential Payments Upon Termination or Change in Control.”
Crisci Second Amended Employment Agreement
The material terms of the Second Amended Crisci Agreement were substantially the same as the Amended
Crisci Agreement, except as follows:
•The Second Amended Crisci Agreement provided that the annual bonus opportunities of Mr. Crisci may be in the form of cash and/or performance-vesting equity-based awards; and

Lineage 2026 Proxy Statement
•The Second Amended Crisci Agreement provided that, in the event of a qualifying termination of employment, any unpaid prior year bonus payable to the executive in connection with such termination will be paid in cash in an amount equal to the aggregate value of such bonus that is earned for the prior fiscal year; provided that, the value of any portion of such bonus that was issued in the form of an equity-based award will be determined based on the closing price of our common stock on the termination date (or, if the termination date is not a trading day, on the last trading day immediately prior to the termination date).
Crisci Transition Agreement
We and Mr. Crisci are parties to a Transition Agreement, dated October 31, 2025 that is expected to run through
April 2, 2027 (unless Mr. Crisci’s employment is terminated by the Company for Cause, as a result of his death or disability, or due to his voluntary resignation), pursuant to which Mr. Crisci remains an employee in a senior advisory role and (i) receives a weekly base salary of $15,000, (ii) remained eligible to receive his annual bonus for calendar year 2025 and (iii) is eligible to receive a one-time retention bonus amount of $80,000, to be paid following Mr. Crisci’s separation from service with the Company, subject to his execution and non-revocation of a release of claims and compliance with certain restrictive covenants. Further, equity awards previously granted to Mr. Crisci will continue to vest upon the terms set forth in the respective award agreements. The Transition
Agreement replaced and superseded the Second Amended Crisci Agreement and the Amended Crisci
Agreement.
Robb LeMasters
Robb LeMasters Offer Letter
We and Mr. LeMasters are parties to an offer letter, dated October 17, 2025, pursuant to which he will receive an annual base salary of $700,000 and, beginning for the 2026 calendar year, be eligible for a target annual performance-based bonus equal to 125% of his base salary payable in cash, equity-based awards or a combination thereof. In addition, pursuant to the offer letter, Mr. LeMasters became entitled to a sign-on equity incentive award of long-term incentive plan units of Lineage OP, LP with an aggregate targeted value of
$3,425,000, based on the closing price per share of the Company’s common stock on November 10, 2025 and assuming target performance for the performance-vesting portion. Forty percent (40%) of the sign-on equity award, which was granted to Mr. LeMasters upon his commencement of employment, will vest in three substantially equal annual installments on each anniversary of Mr. LeMasters’ commencement of employment, subject to his continued service with the Company through the applicable vesting date, and the remaining sixty percent (60%) of the sign-on equity award, which was granted in April 2026, is subject to performance-based vesting criteria that was established by the Equity Award Committee of the Board and measured over a three-
year performance period commencing on January 1, 2026 and ending on December 31, 2028. Mr. LeMasters also participates in our Severance Plan.
Sean Vanderelzen
We and Mr. Vanderelzen are parties to an Assignment Agreement, which provides that Mr. Vanderelzen will serve as our President of Europe and Chief Human Resources Officer during the period commencing on
January 1, 2025 and ending December 31, 2026 (the “Original Assignment Period”). The letter provides that during the Original Assignment Period, Mr. Vanderelzen was eligible to receive the following compensation and benefits: (i) an annual base salary at the same level as in effect immediately prior to the effective date of his global assignment; (ii) bonus and other incentive compensation opportunities based on the Company’s U.S.
practices; (iii) continued eligibility to participate in the Severance Plan; (iv) continued eligibility to participate in the Company’s retirement and welfare plans, and (v) certain tax, relocation, travel and other expatriate benefits, reimbursements and allowances including assignment-specific allowances, international health insurance coverage for Mr. Vanderelzen and his spouse, certain tax preparation benefits and a tax equalization payment.
Mr. Vanderelzen’s annual base salary for the last completed fiscal year is set forth in the Summary
Compensation Table above. Mr. Vanderelzen also participates in our Severance Plan.

Lineage 2026 Proxy Statement
In connection with Mr. Vanderelzen’s appointment as our President, North America East in December 2025 and
subsequent relocation to the United States, the provisions of the Assignment Agreement, other than certain tax related benefits and payments (as briefly summarized above), are no longer applicable.
Outstanding Equity Awards at Fiscal Year-End Table
The following table sets forth information regarding outstanding unvested incentive equity awards held by our
NEOs as of December 31, 2025. No stock options were outstanding as of December 31, 2025.

	Stock Awards
					Equity Incentive Plan Awards:	Equity Incentive Plan Awards:
Name	Grant Date		Number of Shares or Units of Stock That Have Not Vested (#)	Market Value of Shares or Units of Stock That Have Not Vested(1) ($)	Number of Unearned Shares, Units or Other Rights That Have Not Vested (#)	Market or Payout Value of Unearned Shares, Units or Other Rights That Have Not Vested(1) ($)

Greg Lehmkuhl ..............	7/26/2024	(2)	178,948	6,263,180	—	—
	8/26/2024	(3)	—	—	268,355	9,392,425
	3/18/2025	(4)	—	—	24,218	847,630
	4/17/2025	(5)	—	—	35,359	1,237,565
	4/17/2025	(6)	—	—	34,770	1,216,950
	4/17/2025	(7)	57,950	2,028,250	—	—
	4/17/2025	(8)	57,951	2,028,285	—	—
Robb LeMasters ............	11/10/2025	(9)	40,569	1,419,915	—	—
Jeffrey Rivera .................	7/26/2024	(10)	53,796	1,882,860	—	—
	7/26/2024	(2)	10,527	368,445	—	—
	8/26/2024	(3)	—	—	15,787	552,545
	3/18/2025	(4)	—	—	9,515	333,025
	4/17/2025	(5)	—	—	10,914	381,990
	4/17/2025	(8)	17,886	626,010	—	—
Sudarsan Thattai ...........	7/26/2024	(10)	124,858	4,370,030	—	—
	7/26/2024	(2)	35,088	1,228,080	—	—
	8/26/2024	(3)	—	—	52,619	1,841,665
	3/18/2025	(4)	—	—	7,496	262,360
	4/17/2025	(5)	—	—	10,914	381,990
	4/17/2025	(8)	17,886	626,010	—	—
Timothy Smith ...............	7/26/2024	(10)	33,823	1,183,805	—	—
	7/26/2024	(2)	17,544	614,040	—	—
	8/26/2024	(3)	—	—	26,310	920,850
	3/18/2025	(4)	—	—	6,343	222,005
	4/17/2025	(5)	—	—	6,986	244,510
	4/17/2025	(8)	11,447	400,645	—	—
Rob Crisci .......................	7/26/2024	(10)	37,038	1,296,330	—	—
	7/26/2024	(2)	35,088	1,228,080	—	—
	8/26/2024	(3)	—	—	52,619	1,841,665
	3/18/2025	(4)	—	—	10,091	353,185
	4/1/2025	(11)	87,859	3,075,065	—	—
	4/17/2025	(5)	—	—	6,549	229,215

Lineage 2026 Proxy Statement

	Stock Awards
					Equity Incentive Plan Awards:	Equity Incentive Plan Awards:
Name	Grant Date		Number of Shares or Units of Stock That Have Not Vested (#)	Market Value of Shares or Units of Stock That Have Not Vested(1) ($)	Number of Unearned Shares, Units or Other Rights That Have Not Vested (#)	Market or Payout Value of Unearned Shares, Units or Other Rights That Have Not Vested(1) ($)
	4/17/2025	(8)	10,732	375,620	—	—
Sean Vanderelzen .........	7/26/2024	(10)	14,982	524,370	—	—
	7/26/2024	(12)	14,982	524,370	—	—
	7/26/2024	(2)	12,282	429,870	—	—
	8/26/2024	(3)	—	—	18,419	644,665
	1/1/2025	(13)	17,074	597,590	—	—
	3/18/2025	(4)	—	—	6,343	222,005
	4/17/2025	(6)	—	—	5,152	180,320
	4/17/2025	(7)	8,586	300,510	—	—
_____________________
(1)Reflects the number of unvested units subject to the applicable RSU or LTIP unit award as of December 31, 2025 shown in the table multiplied by the per share closing price of our common stock on December 31, 2025, which was $35.00 per share.
(2)Reflects the time-vesting annual awards of LTIP units that vest in substantially equal annual installments on each of the first three anniversaries of April 1, 2024, subject to the NEO’s continued employment or service with the Company through the applicable vesting date. These awards are subject to certain accelerated vesting provisions in connection with a qualifying termination of the NEO’s employment, as further described under the section titled “—Potential Payments Upon Termination or Change in Control—Long-Term
Incentive Equity Awards— Time-Vesting RSU Awards and LTIP Unit Awards.”
(3)Reflects the performance-vesting annual awards of LTIP units that vest based on the Company’s attainment of specified performance goals relating to (i) AFFO per share, (ii) same warehouse NOI growth, and (iii) TSR relative to the TSR of the S&P 500, during the performance period commencing on January 1, 2024 (for the AFFO per share and same warehouse NOI goals) or the date of completion of our IPO (for the relative TSR goal), and ending on December 31, 2026, subject to the NEO’s continued employment or service with the Company through the end of the performance period. Amounts shown assume the Company’s achievement of the
AFFO per share goals at target level of performance and the same warehouse NOI goals at threshold performance, in each case, as modified by the relative TSR modifier at 80% and with applicable adjustments to reflect the truncated performance period (based on where performance was tracking as of December 31, 2025). These awards are subject to certain accelerated vesting provisions in connection with a qualifying termination of the NEO’s employment, as further described under the section titled “—Potential Payments
Upon Termination or Change in Control—Long-Term Incentive Equity Awards—Performance-Vesting RSU Awards and LTIP Unit
Awards.”
(4)Reflects the performance-vesting RSUs granted in connection with the 2025 annual bonus plan that vest based on the Company’s attainment of specified performance goals relating to Management Adjusted EBITDA during the performance period commencing on
January 1, 2025, and ending on December 31, 2025, subject to the NEO’s continued employment or service with the Company through the end of the performance period. Amounts shown reflect the Company’s achievement of the Management Adjusted EBITDA goal at target performance. The actual payout percentage was at 91.9% of target.
(5)Reflects the performance-vesting annual awards of LTIP units that vest based on the Company’s attainment of specified performance goals relating to (i) AFFO per share, (ii) same warehouse NOI growth, and (iii) TSR relative to the TSR of the MSCI US REIT Index, during the performance period commencing on January 1, 2025, and ending on December 31, 2027, subject to the NEO’s continued
employment or service with the Company through the end of the performance period. Amounts shown assume the Company’s achievement of the AFFO per share goals and the same warehouse NOI goals at threshold performance, in each case, as modified by the relative TSR modifier at 80% and with applicable adjustments to reflect the truncated performance period (based on where performance was tracking as of December 31, 2025). These awards are subject to certain accelerated vesting provisions in connection with a qualifying termination of the NEO’s employment, as further described under the section titled “—Potential Payments Upon
Termination or Change in Control—Long-Term Incentive Equity Awards—Performance-Vesting RSU Awards and LTIP Unit Awards.”
(6)Reflects the performance-vesting annual awards of RSUs that vest based on the Company’s attainment of specified performance goals relating to (i) AFFO per share, (ii) same warehouse NOI growth, and (iii) TSR relative to the TSR of the MSCI US REIT Index, during the performance period commencing on January 1, 2025, and ending on December 31, 2027, subject to the NEO’s continued
employment or service with the Company through the end of the performance period. Amounts shown assume the Company’s achievement of the AFFO per share goals and the same warehouse NOI goals at threshold performance, in each case, as modified by the relative TSR modifier at 80% and with applicable adjustments to reflect the truncated performance period (based on where performance was tracking as of December 31, 2025). These awards are subject to certain accelerated vesting provisions in connection with a qualifying termination of the NEO’s employment, as further described under the section titled “—Potential Payments Upon
Termination or Change in Control—Long-Term Incentive Equity Awards—Performance-Vesting RSU Awards and LTIP Unit Awards.”

Lineage 2026 Proxy Statement
(7)Reflects the time-vesting annual awards of RSUs that vest in substantially equal annual installments on each of the first three anniversaries of April 1, 2025, subject to the NEO’s continued employment or service with the Company through the applicable vesting date. These awards are subject to certain accelerated vesting provisions in connection with a qualifying termination of the NEO’s employment, as further described under the section titled “—Potential Payments Upon Termination or Change in Control—Long-Term
Incentive Equity Awards— Time-Vesting RSU Awards and LTIP Unit Awards.”
(8)Reflects the time-vesting annual awards of LTIP Units that vest in substantially equal annual installments on each of the first three anniversaries of April 1, 2025, subject to the NEO’s continued employment or service with the Company through the applicable vesting date. These awards are subject to certain accelerated vesting provisions in connection with a qualifying termination of the NEO’s employment, as further described under the section titled “—Potential Payments Upon Termination or Change in Control—Long-Term
Incentive Equity Awards— Time-Vesting RSU Awards and LTIP Unit Awards.”
(9)Reflects the time-vesting LeMasters Sign-On Equity Award of LTIP Units that vest in substantially equal annual installments on each of the first three anniversaries of November 10, 2025, subject to the NEO’s continued employment or service with the Company through the applicable vesting date. These awards are subject to certain accelerated vesting provisions in connection with a qualifying termination of the NEO’s employment, as further described under the section titled “—Elements of Compensation—Equity-Based
Long-Term Incentive Awards—2025 LeMasters Sign-On Equity Award.”
(10)Reflects the time-vesting LTIP units granted in replacement of outstanding unvested Class C Units in LLH MGMT Profits, LLC and LLH
MGMT Profits II, LLC (“LMEP Units”), that vest in substantially equal annual installments on each of the first three anniversaries of April
1, 2024, subject to the NEO’s continued employment or service with the Company through the applicable vesting date. These awards are subject to certain accelerated vesting provisions in connection with a qualifying termination of the NEO’s employment, as further described under the section titled “—Potential Payments Upon Termination or Change in Control—Long-Term Incentive Equity Awards
— Time-Vesting RSU Awards and LTIP Unit Awards.”
(11)Reflects the time-vesting Crisci Special Award of RSUs that vest in substantially equal annual installments on each of the first two anniversaries of April 1, 2025, subject to the NEO’s continued employment or service with the Company through the applicable vesting date. These awards are subject to certain accelerated vesting provisions in connection with a qualifying termination of the NEO’s employment, as further described under the section titled “—Elements of Compensation—Equity-Based Long-Term Incentive Awards—
2025 Crisci Special Award.”
(12)Reflects the time-vesting RSUs granted in replacement of outstanding unvested LMEP Units, that vest in substantially equal annual installments on each of the first three anniversaries of April 1, 2024, subject to the NEO’s continued employment or service with the
Company through the applicable vesting date. These awards are subject to certain accelerated vesting provisions in connection with a qualifying termination of the NEO’s employment, as further described under the section titled “—Potential Payments Upon Termination or Change in Control—Long-Term Incentive Equity Awards— Time-Vesting RSU Awards and LTIP Unit Awards.”
(13)Reflects the time-vesting Vanderelzen Special Award of LTIP Units that vest in substantially equal annual installments on each of the first two anniversaries of January 1, 2025, subject to the NEO’s continued employment or service with the Company through the applicable vesting date. These awards are subject to certain accelerated vesting provisions in connection with a qualifying termination of the NEO’s employment, as further described under the section titled “—Elements of Compensation—Equity-Based Long-Term
Incentive Awards—2025 Vanderelzen Special Award.”
Option Exercises and Stock Vested in 2025
The following table sets forth information regarding vesting of stock awards held by our NEOs during fiscal year
2025. No stock options were exercised by our NEOs during fiscal year 2025.

	Stock Awards
Name	Number of Shares Acquired on Vesting (#)	Value Realized on Vesting(1) ($)
Greg Lehmkuhl ............................................................................................	89,474	5,091,965
Robb LeMasters ..........................................................................................	—	—
Jeffrey Rivera ...............................................................................................	32,160	1,830,226
Sudarsan Thattai .........................................................................................	79,972	4,551,207
Timothy Smith ..............................................................................................	25,683	1,461,620
Rob Crisci .....................................................................................................	36,062	2,052,288
Sean Vanderelzen .......................................................................................	21,122	1,202,053
_____________________
(1)Amounts are calculated by multiplying the number of LTIP units or common shares vested by the market value of a share of our common stock on the vesting date.

Lineage 2026 Proxy Statement
Nonqualified Deferred Compensation Table
We maintain the Lineage Logistics Holdings, LLC Deferred Compensation Plan (the “Deferred Compensation
Plan”) for a select group of our highly compensated employees, in which all of our NEOs are eligible to participate. The following table contains information regarding the Deferred Compensation Plan.

	Executive Contributions in Last Year(1) ($)	Registrant Contributions in Last Year ($)	Aggregate Earnings in Last Year ($)	Aggregate Withdrawals/ Distributions ($)	Aggregate Balance at Last Year End ($)
Greg Lehmkuhl ........................	—	—	—	—	—
Robb LeMasters ......................	—	—	—	—	—
Jeffrey Rivera ...........................	66,000	—	144,020	—	852,882
Sudarsan Thattai .....................	—	—	—	—	—
Timothy Smith ..........................	—	—	—	—	—
Rob Crisci .................................	—	—	—	—	—
Sean Vanderelzen ...................	84,113	—	50,994	—	397,828
_____________________
(1)Each of Messrs. Rivera’s and Vanderelzen’s 2025 contributions to the Deferred Compensation Plan consists of a portion of their 2025 annual base salary, and the amounts are included as compensation in the “Summary Compensation Table” for 2025.
Under the Deferred Compensation Plan, eligible employees, including our NEOs, are permitted to defer receipt of a minimum of 10% up to a maximum of 75% of their base salary and a minimum of 10% up to a maximum of
100% of their annual cash bonus, commissions and/or other cash compensation earned during a plan year.
The amounts deferred under the Deferred Compensation Plan are deemed to be invested in investment alternatives chosen by the participant from a range of choices established by the plan administrator. The balances of participant accounts are adjusted to reflect the earnings that would have been obtained if the participant contributions had actually been invested in the applicable investment alternatives.
Participants may allocate their deferred compensation to (i) a retirement account or (ii) one or more flex accounts (i.e. separation accounts and specified date accounts). Participants may also elect whether to receive distributions of their account balances in a single lump sum amount or in annual installments to be paid over a period not to exceed five years (with respect to specified date accounts) or 10 years (with respect to retirement and separation accounts).
We may from time to time in our sole discretion, credit discretionary Company contributions in the form of matching, profit sharing or other contributions, to any participant’s retirement account, in any amount. Company contributions shall vest on the schedule specified by the plan administrator (unless they are “make-up matching contributions” or “supplemental matching contributions” which vest at the rate provided under the 401(k) plan), and shall become 100% vested if while the participant is employed, such participant dies, becomes disabled, or there is a change in control (as defined in the Deferred Compensation Plan), the participant attains age 65, or accelerated vesting is otherwise provided for by the participating employer.
A participant’s account becomes payable upon the first to occur of the payment date or events applicable to such account, including: (i) the calendar year specified by the participant, (ii) a separation from service, (iii)
death, or (iv) an unforeseeable emergency (upon request of participant and approval of the plan administrator).
Notwithstanding the foregoing, the plan administrator in its discretion may cash-out small balances and/or accelerate or delay payments to the extent permitted under Section 409A of the Code.
Payment of a participant’s account will be made or commence, as applicable, as follows: (i) in the case of a specified date account, on the first day of the month specified by the participant, (ii) in the case of a separation from service (other than death), in the calendar year following the year in which the separation from service occurs, unless, with respect to a retirement or separation account, the participant elected a later year (specified date account balances will be paid in a single lump sum, regardless of whether payment commenced pursuant to the preceding subclause (i), as of the date of separation from service), (iii) in the case of death (regardless of whether the participant is an employee at the time of death), all remaining vested account balances shall be paid to his or her beneficiary in a single lump sum no later than December 31 of the year following the year in

Lineage 2026 Proxy Statement
which the participant’s death occurs, (iv) in the case of an unforeseeable emergency, in a single lump sum within the 90-day period following the plan administrator’s approval of the payment. In the case of a change in control (as defined in the Deferred Compensation Plan) of our Company, a participant who experiences a separation from service in the same calendar year, or within 24 months following such Change in Control will receive all of their unpaid account balances in a single lump sum in the calendar year following the separation from service.
The Deferred Compensation Plan is administered by our Company, which has the authority to appoint or delegate the administration of the plan to a committee. The Deferred Compensation Plan is an unfunded plan for Federal tax purposes and for purposes of Title I of the Employee Retirement Income Security Act of 1974, as
amended. A “rabbi trust” has been established to satisfy our obligations under the Deferred Compensation Plan.
Potential Payments Upon Termination or Change in Control
Amended Employment Agreement—Mr. Lehmkuhl
Under the Amended Lehmkuhl Agreement, in the event of a termination of Mr. Lehmkuhl’s employment by our
Company without cause or by Mr. Lehmkuhl for good reason (each as defined in the Amended Lehmkuhl
Agreement), Mr. Lehmkuhl would have been eligible to receive the following severance payments and benefits:
(i)a cash amount equal to two times (2x) (or, in the event such termination occurs on or within 18 months following a “change in control” (as defined in the 2024 Plan), three times (3x)) the sum of
(A) his then current annual base salary and (B) his then-current target annual cash bonus, payable in substantially equal installments in accordance with the Company’s customary payroll practices;
(ii)a cash amount equal to Mr. Lehmkuhl’s annual bonus that would have otherwise been earned by him for the year in which the termination occurs (determined in accordance with the Amended
Lehmkuhl Agreement and pro-rated based on the number of days employed during such year) (the
“Pro-Rata Annual Bonus”), plus any unpaid annual cash bonus for any prior completed year (the
“Prior Year Bonus”), payable no later than March 15 of the year following the year in which the termination occurs; and
(iii)Company-subsidized healthcare coverage at the same levels as in effect on the date of termination for up to 24 months (or, in the event such termination occurs on or within 18 months following a change in control, 36 months) following the applicable date of termination.
In addition, the Amended Lehmkuhl Agreement provided that in the event of a termination of Mr. Lehmkuhl’s employment due to his death, disability, family disability or retirement (each as defined in the Amended
Lehmkuhl Agreement), Mr. Lehmkuhl would have been eligible to receive the Pro-Rata Annual Bonus, plus any
Prior Year Bonus, as set forth above.
In consideration of the severance payments and benefits described above, Mr. Lehmkuhl would have been required to execute a general release of claims in favor of the Company and its affiliates.
Second Amended Employment Agreement—Mr. Lehmkuhl
Under the Second Amended Lehmkuhl Agreement, in the event of a termination of Mr. Lehmkuhl’s employment by our Company without cause or by Mr. Lehmkuhl for good reason (each as defined in the Second Amended
Lehmkuhl Agreement), Mr. Lehmkuhl would have been eligible to receive the following severance payments and benefits:
(i)a cash amount equal to two times (2x) (or, in the event such termination occurs on or within 18 months following a “change in control” (as defined in the 2024 Plan), three times (3x)) the sum of
(A) his then current annual base salary and (B) the aggregate value of his then-current target annual bonus, payable in substantially equal installments in accordance with the Company’s customary payroll practices;
(ii)a cash amount equal to Mr. Lehmkuhl’s annual bonus that would have otherwise been earned by him for the year in which the termination occurs (determined in accordance with the Second
Amended Lehmkuhl Agreement and pro-rated based on the number of days employed during such year) (the “Amended Pro-Rata Annual Bonus”), plus any unpaid annual bonus for any prior

Lineage 2026 Proxy Statement
completed year (determined in accordance with the Second Amended Lehmkuhl Agreement) (the
“Amended Prior Year Bonus”), payable no later than March 15 of the year following the year in which the termination occurs; and
(iii)Company-subsidized healthcare coverage at the same levels as in effect on the date of termination for up to 24 months (or, in the event such termination occurs on or within 18 months following a change in control, 36 months) following the applicable date of termination.
In addition, the Second Amended Lehmkuhl Agreement provides that in the event of a termination of
Mr. Lehmkuhl’s employment due to his death, disability, family disability or retirement (each as defined in the
Second Amended Lehmkuhl Agreement), Mr. Lehmkuhl is eligible to receive the Amended Pro-Rata Annual
Bonus, plus any Amended Prior Year Bonus, as set forth above.
In consideration of the severance payments and benefits described above, Mr. Lehmkuhl will be required to execute a general release of claims in favor of the Company and its affiliates.
Amended Employment Agreement—Mr. Crisci
Under the Amended Crisci Agreement, in the event of a termination of Mr. Crisci’s employment by the Company without cause or by Mr. Crisci for good reason (each as defined in the Amended Crisci Agreement), Mr. Crisci would have been eligible to receive the following severance payments and benefits:
(i)a cash amount equal to one times (1x) (or, in the event that such termination occurs on or within 18 months following a change in control, one and one-half times (1.5x)) the sum of (A) his then-current annual base salary and (B) his then-current target annual cash bonus, payable in substantially equal installments in accordance with the Company’s customary payroll practices;
(ii)any Prior Year Bonus, payable no later than 60 days following the termination date; and
(iii)Company-subsidized healthcare coverage at the same levels as in effect on the date of termination for up to 12 months (or, in the event that such termination occurs on or within 18 months following a change in control, 18 months) following the applicable date of termination.
In addition, the Amended Crisci Agreement provided that in the event of a termination of Mr. Crisci’s employment upon the expiration of his amended Employment Agreement, or due to his death, disability, or retirement (each as defined in his Amended Crisci Agreement), Mr. Crisci would have been eligible to receive the Prior Year Bonus, payable no later than 60 days following the termination date.
In consideration of the severance payments and benefits described above, Mr. Crisci would have been required to execute a general release of claims in favor of the Company and its affiliates.
Second Amended Employment Agreement—Mr. Crisci
Under the Second Amended Crisci Agreement, in the event of a termination of Mr. Crisci’s employment by the
Company without cause or by Mr. Crisci for good reason (each as defined in the Amended Crisci Agreement),
Mr. Crisci would have been eligible to receive the following severance payments and benefits:
(i)a cash amount equal to one times (1x) (or, in the event that such termination occurs on or within 18 months following a change in control, one and one-half times (1.5x)) the sum of (A) his then-current annual base salary and (B) the aggregate value of his then-current target annual bonus, payable in substantially equal installments in accordance with the Company’s customary payroll practices;
(ii)the Amended Prior Year Bonus, payable no later than 60 days following the termination date; and
(iii)Company-subsidized healthcare coverage at the same levels as in effect on the date of termination for up to 12 months (or, in the event that such termination occurs on or within 18 months following a change in control, 18 months) following the applicable date of termination.
In addition, the Second Amended Crisci Agreement provided that in the event of a termination of Mr. Crisci’s employment upon the expiration of his amended Employment Agreement, or due to his death, disability, or retirement (each as defined in his Second Amended Crisci Agreement), Mr. Crisci would have been eligible to receive the Amended Prior Year Bonus, payable no later than 60 days following the termination date.

Lineage 2026 Proxy Statement
In consideration of the severance payments and benefits described above, Mr. Crisci would have been required to execute a general release of claims in favor of the Company and its affiliates.
Transition Agreement - Mr. Crisci
Under the Transition Agreement, because such agreement terminated the Second Amended Crisci Agreement
(subject to certain exceptions relating to Mr. Crisci’s ongoing obligations thereunder), Mr. Crisci is not eligible to receive the severance payments and benefits described above under the Second Amended Crisci Agreement.
The Transition Agreement is expected to run through April 2, 2027 (unless Mr. Crisci’s employment is terminated by the Company for Cause, as a result of his death or disability, or due to his voluntary resignation), pursuant to which Mr. Crisci remains an employee in a senior advisory role and (i) receives a weekly base salary of
$15,000, (ii) remained eligible to receive his annual bonus for calendar year 2025 and (iii) is eligible to receive a one-time retention bonus amount of $80,000, to be paid following Mr. Crisci’s separation from service with the
Company, subject to his execution and non-revocation of a release of claims and compliance with certain restrictive covenants. Further, equity awards previously granted to Mr. Crisci will continue to vest upon the terms set forth in the respective award agreements and continue to be eligible for accelerated vesting in the case of a change in control, death or disability. In the case of a change in control as of December 31, 2025, the value of such accelerated equity awards would have been $939,540 (based on the assumptions set forth in footnotes (3)
and (7) to the Estimated Potential Payments table below), and in the case of death or disability, the value of such accelerated awards would have been $3,540,215 (based on the assumptions set forth in footnotes (2) and
(7) to the Estimated Potential Payments table below)).
Long-Term Incentive Equity Awards
The time-vesting and performance-vesting equity incentive awards (other than the performance-vesting RSUs comprising the equity component of the annual bonus program) granted to our NEOs are subject to certain accelerated vesting provisions in connection with a qualifying termination of the NEO’s employment or change in control of the Company.
Time-Vesting RSU Awards and LTIP Unit Awards
In the event of a qualifying termination, the time-vesting annual awards will vest with respect to an additional number of RSUs and/or LTIP units, as applicable, that would have vested had the executive remained in continuous service through the first regularly scheduled vesting date following the date of such termination.
Upon an executive’s termination of service for any other reason, any then-unvested RSUs and/or LTIP units subject to the time-vesting annual award will automatically be cancelled and forfeited by the executive.
Performance-Vesting RSU Awards and LTIP Unit Awards
In the event of a “change in control” of the Company, a number of the RSUs and/or LTIP units, as applicable equal to the number of RSUs and/or LTIP units, as applicable, that would have performance-vested in accordance with the performance-vesting schedule described above (if any) assuming the applicable
Performance Period ended as of the date of the change in control (with such adjustments to AFFO per share goals and/or same warehouse NOI goals as determined by the 2024 Plan administrator to reflect the truncated performance period) will vest immediately prior to the change in control. Any RSU and/or LTIP units, as applicable, that do not vest will be cancelled and forfeited as of the date of the change in control.
In the event of a qualifying termination prior to the completion of the applicable Performance Period, the performance-vesting award will remain outstanding and eligible to performance vest in accordance with the performance vesting schedule described above, and the number of RSUs and/or LTIP units, as applicable, that vest upon the completion of the Performance Period will be determined on a pro rata basis, based on the number of days that the executive was employed during the Performance Period. Any RSUs and/or LTIP units, as applicable, that do not become fully vested will be cancelled and forfeited upon the completion of the
Performance Period.
In the event of a qualifying termination following the completion of the applicable Performance Period but prior to the 2024 Plan administrator’s determination of performance as described above, the performance-vesting

Lineage 2026 Proxy Statement
award will remain outstanding and eligible to performance vest in accordance with the performance vesting schedule described above upon such determination by the plan administrator.
Except as otherwise described above, any performance-vesting RSUs and/or LTIP units, as applicable, that have not fully vested as of the date on which an executive’s service terminates for any reason will be cancelled and forfeited by the executive.
Amended and Restated Executive Severance Plan
In connection with our IPO offering, we adopted the Executive Severance Plan. As discussed in the section titled “—Compensation Discussion and Analysis—Elements of Compensation—Short-Term Incentive
Compensation— 2025 Annual Bonus Program” above, on April 17, 2025, our Talent and Compensation
Committee approved an amendment and restatement to the Severance Plan in order to reflect that, commencing in 2025, the annual bonus opportunities of our NEOs may be in the form of cash and/or performance-vesting equity awards.  In 2025, each of Messrs. LeMasters, Rivera, Thattai, Smith and
Vanderelzen were participants in the Severance Plan. Messrs. Lehmkuhl and Crisci do not participate in the
Severance Plan. The description below summarizes the material terms of the Severance Plan.
In connection with the adoption of the Severance Plan, the Company entered into a participation agreement with each of the applicable executives with respect to their participation in the Severance Plan. Pursuant to the participation agreement, any prior employment agreement or offer letter between the participant and us (or any of our affiliates) will terminate.
Under the Severance Plan and the applicable participation agreement, in the event that Mr. LeMasters’, Mr.
Rivera’s, Mr. Thattai’s, Mr. Smith’s or Mr. Vanderelzen’s employment with the Company is terminated by the
Company without cause (other than by reason of death or disability) or by the participant for good reason (each, as defined in the Severance Plan), the participant is entitled to receive the following:
•A severance payment in an amount equal to one times (1x) (or, in the event that such termination occurs on or within 18 months following a “change in control” (as defined in the Severance Plan), one and one-half times (1.5x)) the sum of (A) the participant’s annual base salary and (B) the participant’s target annual bonus, payable in a lump-sum cash payment within 60 days following the participant’s termination date;
•Any Amended Prior Year Bonus, payable in a lump-sum cash payment within 60 days following the participant’s termination date; and
•Payment or reimbursement by the Company of premiums for healthcare continuation coverage under COBRA for the participant and his or her dependents for up to 12 months (or, in the event that such termination occurs on or within 18 months following a change in control, 18 months) after the termination date.
In addition, in the event that Mr. LeMasters’, Mr. Rivera’s, Mr. Thattai’s, Mr. Smith’s or Mr. Vanderelzen’s
employment with the Company is terminated due to the participant’s death, disability or retirement (each as defined in the Severance Plan), the participant is eligible to receive the Amended Prior Year Bonus, payable no later than 60 days following the termination date.
A participant’s right to receive the severance or other benefits described above is subject to the participant signing, delivering and not revoking a general release agreement in a form generally used by the Company.
The Severance Plan further provides that, to the extent that any payment or benefit received by a participant in connection with a change in control (as defined in the Severance Plan) would be subject to an excise tax under
Section 4999 of the Code, as amended, such payments and/or benefits will be subject to a “best pay cap”
reduction if such reduction would result in a greater net after-tax benefit to the participant than receiving the full amount of such payments.
Each participation agreement entered into with the applicable executives contains a confidentiality covenant by the executive that extends indefinitely, a non-disparagement covenant, a noncompetition covenant that extends during the executive’s employment and for a period of two years following a termination of the executive’s employment, and a service provider and customer non-solicitation covenant that extends during the executive’s employment and for a period of two years following a termination of the executive’s employment.

Lineage 2026 Proxy Statement
The Company may amend or terminate the Severance Plan at any time and for any reason, provided that a participant’s right to receive payments and benefits under the Severance Plan may not, without the participant’s written consent, be adversely affected by an amendment or termination of the Severance Plan made within 12 months prior to the participant’s termination of employment or within 12 months before and after a change of control. The Company is required to provide notice to participants within 15 days of any amendment or termination of the Severance Plan.
We entered into an amendment (the “Vanderelzen Severance Amendment”) to Mr. Vanderelzen’s Participation
Agreement under our Severance Plan, which provides that the severance multiple applicable to Mr.
Vanderelzen’s cash severance will be equal to 2x (rather than 1x, or 1.5x, as contemplated above) if Mr.
Vanderelzen experiences a severance-qualifying termination of employment, in either case, in connection with the completion of his global assignment, including by reason of the Company’s failure to continue Mr.
Vanderelzen’s employment in his then current position or failure to offer him a position at a level that is at least comparable within the Company’s management structure to his then current position. Following the end of Mr.
Vanderelzen’s international assignment in December 2025, the terms of the Vanderelzen Severance
Amendment were not applicable as of December 31, 2025 and do not apply in his current role as President,
North America East.
Estimated Potential Payments
The following table summarizes the payments that would be made to our NEOs (other than Mr. Crisci) upon the occurrence of certain qualifying terminations of employment or a change in control, in any case, occurring on
December 31, 2025. Amounts shown do not include (i) accrued but unpaid base salary through the date of termination or (ii) other benefits earned or accrued by the NEO during his employment that are available to all salaried employees, such as accrued vacation.  Mr. Crisci’s payments are described above under “Transition
Agreement - Mr. Crisci.”

Name(1)	Benefits	Termination Without Cause or for Good Reason (no Change in Control)(2) ($)	Change in Control (no Termination)(3) ($)	Termination Without Cause or for Good Reason in Connection with a Change in Control(4) ($)	Termination due to Death or Disability(2) ($)	Termination due to Retirement or Family Disability(2)(5) ($)	Termination due to Company Nonrenewal(2)(6) ($)
Greg Lehmkuhl	Cash Severance ......	7,291,460	—	10,591,460	691,460	691,460	—
	Equity Acceleration(7)	7,621,775	4,791,465	7,621,775	7,621,775	7,621,775	7,621,775
	Continued Healthcare(8) ..	34,251	—	51,376	—	—	—
	Total ...............	14,947,486	4,791,465	18,264,611	8,313,235	8,313,235	7,621,775
Robb LeMasters	Cash Severance ......	1,575,000	—	2,362,500	—	—	—
	Equity Acceleration(7)	473,305	—	473,305	473,305	473,305	—
	Continued Healthcare(8) ..	—	—	—	—	—	—
	Total ...............	2,048,305	—	2,835,805	473,305	473,305	—
Jeffrey Rivera	Cash Severance ......	1,485,000	—	2,227,500	—	—	—
	Equity Acceleration(7)	1,518,930	281,890	1,518,930	1,518,930	1,518,930	—
	Continued Healthcare(8) ..	31,813	—	47,720	—	—	—
	Total ...............	3,035,743	281,890	3,794,150	1,518,930	1,518,930	—
Sudarsan Thattai	Cash Severance ......	1,300,000	—	1,950,000	—	—	—

Lineage 2026 Proxy Statement

Name(1)	Benefits	Termination Without Cause or for Good Reason (no Change in Control)(2) ($)	Change in Control (no Termination)(3) ($)	Termination Without Cause or for Good Reason in Connection with a Change in Control(4) ($)	Termination due to Death or Disability(2) ($)	Termination due to Retirement or Family Disability(2)(5) ($)	Termination due to Company Nonrenewal(2)(6) ($)
	Equity Acceleration(7)	3,623,025	939,540	3,623,025	3,623,025	3,623,025	—
	Continued Healthcare(8) ..	31,813	—	47,720	—	—	—
	Total ...............	4,954,838	939,540	5,620,745	3,623,025	3,623,025	—
Timothy Smith	Cash Severance ......	1,100,000	—	1,650,000	—	—	—
	Equity Acceleration(7)	1,340,115	469,770	1,340,115	1,340,115	1,340,115	—
	Continued Healthcare(8) ..	29,608	—	44,412	—	—	—
	Total ...............	2,469,723	469,770	3,034,527	1,340,115	1,340,115	—
Sean Vanderelzen	Cash Severance ......	1,100,000	—	1,650,000	—	—	—
	Equity Acceleration(7)	1,353,660	328,860	1,353,660	1,353,660	1,353,660	—
	Continued Healthcare(8) ..	18,368	—	27,552	—	—	—
	Total ...............	2,472,028	328,860	3,031,212	1,353,660	1,353,660	—
_____________________
(1)For Estimated Potential Payment information for Rob Crisci, please see the section titled "—Potential Payments Upon Termination or
Change in Control—Transition Agreement - Mr. Crisci."
(2)Performance-vesting awards are reflected: (a) assuming actual level of performance as of December 31, 2025 for each such award
(which the Company determined to be (i) for awards granted in 2024, between threshold and target for the AFFO per share goals and below threshold for the same warehouse NOI goals, in each case, as modified by the relative TSR modifier at 80%; and (ii) for awards granted in 2025, below threshold for the AFFO per share goals and the same warehouse NOI goals, in each case, as modified by the relative TSR modifier at 80%) and (b) prorated for the portion of the three-year performance period completed as of December 31,
2025 (with applicable adjustments to reflect the truncated performance period). For unvested time-vesting awards, includes the portion of the award that would have become vested upon the next regularly scheduled vesting date following December 31, 2025.
(3)Assumes (i) a change in control was consummated on December 31, 2025 and (ii) that the time-vesting awards are assumed or substituted in connection with the change in control. For performance-vesting awards, includes the portion of the award that would have become vested assuming the applicable performance period ended on December 31, 2025, assuming actual level of performance as of December 31, 2025 for each such award (which the Company determined to be (i) for awards granted in 2024, between threshold and target for the AFFO per share goals and below threshold for the same warehouse NOI goals, in each case, as modified by the relative TSR modifier at 80%; and (ii) for awards granted in 2025, below threshold for the AFFO per Share goals and the same warehouse NOI goals, in each case, as modified by the relative TSR modifier at 80%). Unvested time-vesting awards will not accelerate if assumed or substituted.
(4)Assumes a change in control was consummated on December 31, 2025. For performance-vesting awards, includes the portion of the award that would have become vested assuming the applicable performance period ended on December 31, 2025, assuming actual level of performance as of December 31, 2025 for each such award (which the Company determined to be (i) for awards granted in
2024, between threshold and target for the AFFO per share goals and below threshold for the same warehouse NOI goals, in each case, as modified by the relative TSR modifier at 80%; and (ii) for awards granted in 2025, below threshold for the AFFO per share goals and the same warehouse NOI goals, in each case, as modified by the relative TSR modifier at 80%). For unvested time-vesting awards, includes the portion of the award that would have become vested upon the next regularly scheduled vesting date following
December 31, 2025.
(5)Amounts in this column reflect benefits payable for the NEOs in event of a termination of their employment due to retirement, and with respect to Mr. Lehmkuhl, a family disability.
(6)Amounts in this column reflect benefits payable for Mr. Lehmkuhl in event of a termination of his employment due to a non-renewal of
Mr. Lehmkuhl’s employment agreement by the Company.
(7)Values reflect the number of accelerated LTIP units and/or RSUs, as applicable, multiplied by the per share closing market price of shares of our common stock on December 31, 2025 ($35.00 per share).
(8)Amounts reflect the value of the applicable months of healthcare coverage pursuant to the NEO’s employment agreement or
Severance Plan, as applicable, using our 2026 COBRA premium rate.

Lineage 2026 Proxy Statement
CEO Pay Ratio
As required by Section 953(b) of the Dodd-Frank Act, and Item 402(u) of Regulation S-K, we are providing the following information about the relationship of the 2025 annual total compensation of our CEO and the median of the annual total compensation of our employees (other than the CEO).
For 2025, our last completed fiscal year:
•The annual total compensation of our CEO was $19,964,787; and
•The median of the annual total compensation of our employees (other than our CEO) was $56,102.
Based on this information, for 2025, we estimate the ratio of the annual total compensation of our CEO to the median of the annual total compensation of all employees to be 356:1.
We identified our median employee for the 2025 pay ratio analysis using the methodology and the material assumptions, adjustments, and estimates described below. Because the SEC rules for identifying the median employee and calculating the pay ratio permit companies to use various methodologies, assumptions, exemptions, and estimates, the pay ratios reported by other companies may not be comparable with the ratio that we have provided. The pay ratio included in this information is a reasonable estimate calculated in a manner consistent with Item 402(u) of Regulation S-K.
•We determined that, as of December 31, 2025, our employee population of full-time, part-time and temporary employees consisted of 24,353 individuals, excluding our CEO.
•As permitted by the pay ratio rules, we excluded certain non-US employees that represent less than 5%
of our entire employee population as follows:
•5 employees from South Africa and
•90 employees from India.
•To identify the “median employee” from our employee population, we utilized a consistently applied compensation measure as permitted by the rules. This measure is the sum of base salary and target bonus for the period January 1, 2025 through December 31, 2025. Base salary earnings for any full-
time and part-time employees who were hired after January 1, 2025 were annualized. Earnings of employees outside of the U.S. were converted to U.S. dollars using currency exchange rates effective as of December 31, 2025.
•We then identified our median employee from our employee population by arraying and sorting the employees by the foregoing consistently applied compensation measure and choosing the employee ranked in the middle of the population. This median employee is an hourly employee based in the U.S.
•The annual total compensation for our CEO represents the amount reported for our CEO in the “Total”
column of our 2025 Summary Compensation Table included on page 52 of this Proxy Statement.
•After identifying the median employee using the consistently applied compensation measure as described above, we then estimated annual total compensation of our median employee based on the same methodology to determine our named executive officers’ annual total compensation disclosed in our 2025 Summary Compensation Table.

Lineage 2026 Proxy Statement
Pay Versus Performance
As required by Section 953(a) of the Dodd-Frank Act, and Item 402(v) of Regulation S-K, we are providing the following information about the relationship between compensation actually paid to our NEOs and certain financial performance metrics of the Company using a methodology that has been prescribed by the SEC. As permitted by Item 402(v) of Regulation S-K, we are providing such disclosure beginning in 2024, because we were not required to report pursuant to Section 13(a) or 15(d) of the Exchange Act prior to such year.

					Value of Initial Fixed $100 Investment Based on:(4)
Fiscal Year(1)	Summary Compensation Table Total for PEO(2)	Compensation Actually Paid to PEO(3)	Average Summary Compensation Table Total for Non-PEO NEOs(2)	Average Compensation Actually Paid to Non-PEO NEOs(3)	Total Shareholder Return	Peer Group Total Shareholder Return(5)	Net Income (Loss) ($ millions)	Management Adjusted EBITDA(6) ($ millions)
2025	$19,964,787	$(10,299,864)	$4,028,919	$(585,062)	$45	$106	$(113)	$1,264
2024	$69,341,442	$44,760,458	$18,513,608	$12,329,788	$72	$103	$(751)	$1,342
_____________________
(1)Mr. Lehmkuhl served as our Principal Executive Officer (PEO) during 2024 and 2025. Our non-PEO named executive officers (NEOs)
for 2025 were Messrs. Crisci, LeMasters, Rivera, Smith, Thattai, and Vanderelzen and for 2024 were Messrs. Crisci, Rivera, Smith, and Thattai.
(2)Amounts reported represent, as applicable: (i) the total compensation reported in the Summary Compensation Table (“SCT”) for each respective year in the case of our PEO and (ii) the average of the total compensation reported in the Summary Compensation Table for each respective year for our non-PEO NEOs.
(3)The following amounts were deducted from / added to SCT total compensation in accordance with the SEC-mandated adjustments to calculate Compensation Actually Paid (CAP) to our PEO and average CAP to our non-PEO NEOs.
PEO SCT Total to CAP Reconciliation

Fiscal Year	2025
SCT Total	$19,964,787
- Grant Date Fair Value of Option Awards and Stock Awards Granted in Fiscal Year	$(18,294,193)
+ Fair Value at Fiscal Year-End of Outstanding and Unvested Option Awards and Stock Awards Granted in Fiscal Year	$9,986,480
+/- Change in Fair Value of Outstanding and Unvested Option Awards and Stock Awards Granted in Prior Fiscal Years	$(22,693,331)
+ Fair Value at Vesting of Option Awards and Stock Awards Granted in Fiscal Year That Vested During Fiscal Year	$—
+/- Change in Fair Value as of Vesting Date of Option Awards and Stock Awards Granted in Prior Fiscal Years For Which Applicable Vesting Conditions Were Satisfied During Fiscal Year	$(148,527)
- Fair Value as of Prior Fiscal Year-End of Option Awards and Stock Awards Granted in Prior Fiscal Years That Failed to Meet Applicable Vesting Conditions During Fiscal Year	$—
+ Dividends or Other Earnings Paid on Stock or Option Awards in the Fiscal Year Prior to the Vesting Date that are not otherwise included in the Total Compensation for the Fiscal Year	$884,920
Compensation Actually Paid	$(10,299,864)

Lineage 2026 Proxy Statement
Non-PEO NEO Average SCT Total to Average CAP Reconciliation

Fiscal Year	2025
SCT Total	$4,028,919
- Grant Date Fair Value of Option Awards and Stock Awards Granted in Fiscal Year	$(3,240,618)
+ Fair Value at Fiscal Year-End of Outstanding and Unvested Option Awards and Stock Awards Granted in Fiscal Year	$1,890,041
+/- Change in Fair Value of Outstanding and Unvested Option Awards and Stock Awards Granted in Prior Fiscal Years	$(3,433,977)
+ Fair Value at Vesting of Option Awards and Stock Awards Granted in Fiscal Year That Vested During Fiscal Year	$—
+/- Change in Fair Value as of Vesting Date of Option Awards and Stock Awards Granted in Prior Fiscal Years For Which Applicable Vesting Conditions Were Satisfied During Fiscal Year	$(53,950)
- Fair Value as of Prior Fiscal Year-End of Option Awards and Stock Awards Granted in Prior Fiscal Years That Failed to Meet Applicable Vesting Conditions During Fiscal Year	$—
+ Dividends or Other Earnings Paid on Stock or Option Awards in the Fiscal Year Prior to the Vesting Date that are not otherwise included in the Total Compensation for the Fiscal Year	$224,523
Compensation Actually Paid	$(585,062)
Fair value or change in fair value, as applicable, of equity awards in the “Compensation Actually Paid” columns was determined by reference to (i) for solely time-vesting RSU and/or LTIP unit awards, the closing price per share on the applicable year-end date(s) or, in the case of vesting dates, the closing price per share on the applicable vesting date(s); (ii) for performance-vesting RSU and/or LTIP unit awards (excluding any market-based awards), the same valuation methodology as RSU and/or LTIP unit awards above except that the year-end values are multiplied by the probability of achievement of the applicable performance objective as of the applicable date; and (iii)
for market-based awards, the fair value calculated by a Monte Carlo simulation model as of the applicable year-end date(s), which utilizes multiple input variables, including expected volatility of our share price and other assumptions appropriate for determining fair value, to estimate the probability of satisfying the performance objective established for the award, including the expected volatility of our share price relative to the applicable comparative index and a risk-free interest rate of derived from linear interpolation of the term structure of Treasury
Constant Maturities yield rates for the applicable period. For additional information on the assumptions used to calculate the valuation of the awards, see the Notes to Consolidated Financial Statements in our Annual Report on Form 10-K for the fiscal year ended December 31,
2025.
(4)Pursuant to rules of the SEC, the comparison assumes $100 was invested on July 26, 2024 (i.e., the date we became a publicly traded company) in our common stock.
(5)The Peer Group for which Total Shareholder Return is provided in the table is the MSCI US REIT Index (“RMZ”), which is used for the
Company’s stock performance chart in the 2025 Form 10-K.
(6)Management Adjusted EBITDA is a non-GAAP measure and is calculated as Adjusted EBITDA with additional adjustments to exclude current year acquisitions, dispositions, closed operations, annual bonus program expense, other certain one-time items (both favorable and unfavorable), and/or fees paid to Bay Grove in accordance with the terms of the operating services agreement, as determined by the Talent and Compensation Committee. In addition, Management Adjusted EBITDA is not adjusted for our share of EBITDA related to certain joint ventures or the allocation of our consolidated EBITDA attributable to noncontrolling interests. For 2025, Management
Adjusted EBITDA was calculated as Adjusted EBITDA with adjustments to remove approximately $34 million of profit resulting from certain acquisitions that were completed in calendar year 2025. For a reconciliation of Adjusted EBITDA to net income, see Part II Item
7. Management’s Discussion and Analysis of Financial Condition and Results of Operations, section Non-GAAP Financial Measures on pages 76-78 of our Annual Report on Form 10-K for the year ended December 31, 2025.

Lineage 2026 Proxy Statement
Pay Versus Performance Relationship Descriptions
The chart below illustrates the relationship between the PEO and other NEO average CAP amounts and the
Company’s and Peer Group TSR during the period 2024-2025 assuming $100 initial investment on July 26,
2024.

CAP vs. TSR
$50.0
$40.0
$30.0
$20.0
$10.0
$—
$(10.0)
$(20.0)
Compensation Actually Paid (CAP) ($ millions)
$125
$100
$75
$50
$25
$—
Total Shareholder Return (TSR) Value of Initial Fixed $100 Investment
July 2024
2024
2025
PEO CAP
Other NEO Avg. CAP
LINE TSR
Peer TSR

Lineage 2026 Proxy Statement
The charts below illustrate the relationship between the PEO and other NEO average CAP amounts and the
Company’s Net Income and Management Adjusted EBITDA during the period 2024- 2025.

CAP vs. Management Adjusted EBITDA
$50.0
$40.0
$30.0
$20.0
$10.0
$—
$(10.0)
$(20.0)
Compensation Actually Paid (CAP) ($ millions)
$1,400
$1,350
$1,300
$1,250
$1,200
Management Adjusted EBITDA ($ millions)
2024
2025
PEO CAP
Other NEO Avg. CAP
Management Adjusted EBITDA

Lineage 2026 Proxy Statement
Tabular List of Most Important Performance Measures
The following table lists the three financial performance measures that we believe represent the most important financial performance measures the Company used to link CAP to our NEOs for fiscal 2025 to our performance as further described in our “Compensation Discussion and Analysis” in this proxy statement within the sections titled “— Short-Term Incentive Compensation” and “—Equity-Based Long-Term Incentive Awards.”

Most Important Performance Measures
Management Adjusted EBITDA
Adjusted Core Funds From Operations (i.e., "AFFO per share")
Same Warehouse Net Operating Income Growth (i.e., "same warehouse NOI" growth)

Lineage 2026 Proxy Statement
Equity Compensation Plan Information
The following table provides information as of December 31, 2025, with respect to the shares of the Company’s common stock that may be issued under the Company’s existing compensation plans.

Plan Category	Number of Securities to be Issued Upon Exercise of Outstanding Options, Warrants and Rights	Weighted Average Exercise Price of Outstanding Options, Warrants and Rights	Number of Securities Remaining Available for Future Issuance Under Equity Compensation Plans(1)
Equity compensation plans approved by security holders(2)	6,320,745	$—	7,500,191
Equity compensation plans not approved by security holders	—	$—	—
Total	6,320,745	$—	7,500,191
_____________________
(1)Includes shares available for future grants of RSUs and other stock-based awards and shares issuable upon redemption of LTIP units available to be granted under the 2024 Plan.
(2)Consists of the 2024 Plan.

Lineage 2026 Proxy Statement
Certain Relationships And Related Party Transactions
Related party transactions are transactions in which we are a participant where the amount involved exceeds
$120,000 and a member of our board of directors or a director nominee, an executive officer or a holder of more than 5% of our voting securities (or an immediate family member of any of the foregoing) has a direct or indirect material interest. The following is a summary of related party transactions since the beginning of our last fiscal year, other than compensation arrangements that are described under the sections of this proxy statement entitled “Board and Committee Matters—Compensation of Directors” and “Executive Compensation.”
Transactions with BG Lineage Holdings, LLC
BGLH, an entity indirectly controlled by our Co-Executive Chairmen, Adam Forste and Kevin Marchetti, is
currently our majority stockholder. As of March 18, 2026, BGLH directly held approximately 68% of our outstanding shares of Common Stock, and together with its voting and dispositive power over Legacy OP Units
(through LHR), beneficially owned approximately 71% of our outstanding shares of Common Stock.
During the year ended December 31, 2025, we distributed $331.4 million in dividends to BGLH. All dividends paid during the year ended December 31, 2025 were paid pro-rata to all stockholders.
Messrs. Forste and Marchetti indirectly own Class B units of BGLH entitling them to receive a portion of distributions from BGLH in accordance with its operating agreement. For the year ended December 31, 2025,
Mr. Forste or his personal holding entities received approximately $1.4 million of these dividends and Mr.
Marchetti or his personal holding entities received approximately $1.3 million of these dividends.
In addition, BG Cold, an entity indirectly controlled by Messrs. Forste and Marchetti, holds all Class C units in
BGLH, which represent the right to receive varying specified percentages of distributions on, and proceeds from redemptions and repurchases of, Class A units in BGLH held by other investors in BGLH (the “Founders Equity
Share”). The Founders Equity Share also includes rights of BG Cold to receive varying specified percentages of distributions on, and proceeds from redemptions and repurchases of, Legacy Class A OP Units held by other investors in Lineage OP, LP, discussed below. See “—Transactions with Operating Partnership.”
BGLH intends to wind down its holding of our shares of Common Stock over a period of up to three years following our IPO in July 2024, during which period it will settle all legacy investor equity held through BGLH. To do this, BGLH generally expects to distribute our shares in kind to its investors in multiple settlements of their equity interests in BGLH. These investors have made revocable elections as to whether they want a cash settlement pursuant to which we will repurchase our shares of Common Stock distributed by BGLH to such investors (a “Cash Settlement”), or whether they instead want a securities settlement such that they can continue holding the shares until such time as they individually determine to arrange their own dispositions (a
“Securities Settlement”). BGLH has a contractual right to require us to conduct offerings of shares of our
Common Stock from time to time in order to facilitate Cash Settlements. See “—Other Related Party
Transactions—Registration Rights Agreements” below. To the extent a Cash Settlement is elected, each of
Messrs. Forste and Marchetti and BG Cold will have an interest in any cash payments made by us in repurchasing any of the distributed securities from BG Cold or any of the respective personal holding entities of
Messrs. Forste or Marchetti in such Cash Settlement. In addition, (i) to the extent that Stonepeak elects a Cash
Settlement, Messrs. Taylor and Wyper may have an interest in any cash payments made by us in repurchasing any of the distributed securities from Stonepeak in such Cash Settlement, and (ii) to the extent that
BentallGreenOak elects a Cash Settlement, Mr. Carrafiell may have an interest in any cash payments made by us in repurchasing any of the distributed securities from BentallGreenOak in such Cash Settlement. See “—
Other Related Party Transactions—Registration Rights Agreement, and —Other Related Party Transactions—
Stockholders Agreement” below. After July 26, 2027, all rights to receive the Founders Equity Share will terminate, and at such time we currently expect that BGLH will have distributed all of our shares of Common
Stock to its legacy investors and will cease to hold any of our shares.
Transactions with Operating Partnership
Partnership Agreement
In connection with the formation transactions upon IPO, we entered into a partnership agreement, as amended, for Lineage OP, LP. Pursuant to the partnership agreement, members of our operating partnership have rights

Lineage 2026 Proxy Statement
beginning 14 months after the issuance of the OP units to require our operating partnership to redeem all or part of their OP units (excluding any Legacy OP Units) for cash equal to the then-current market value of an equal number of shares of our Common Stock (determined in accordance with and subject to adjustment under the partnership agreement) or, at our election, to exchange their OP units for shares of our Common Stock on a one-for-one basis subject to certain adjustments and the restrictions on ownership and transfer of our stock set forth in our Charter. “Legacy OP Units” means units of partnership interest in our operating partnership that represent rights of legacy investors in our operating partnership that were outstanding as of the date of our IPO.
Each Legacy OP Unit represents the same proportionate share of ownership in our operating partnership as a single OP unit. The Legacy OP Units are made up of both Legacy Class A OP Units and Legacy Class B OP
Units. Except for a one-time special redemption and top-up rights with respect to Legacy Class A-4 OP Units that have expired, Legacy OP Units do not have any redemption rights prior to being reclassified as OP units, but once a Legacy OP Unit has been so reclassified (assuming it is not otherwise in the process of a Cash
Settlement), it will have the same redemption rights as the other OP units at any time and will not be subject to the 14-month waiting period. These reclassifications, and any related sales to us of the OP units, will occur at such times as directed by LHR, acting as legacy holder representative on behalf of the Legacy OP Unit holders.
LHR is a subsidiary of BGLH.
Other Transactions
For the year ended December 31, 2025, our operating partnership distributed $22.1 million with respect to its
Legacy Class B OP Units. Of those distributions, Mr. Forste or his personal holding entities received approximately $6.9 million, and Mr. Marchetti or his personal holding entities received approximately $7.0 million.
In addition, prior to the IPO, BG Cold held all Class C units in our operating partnership, which represented the right to receive the Founders Equity Share at our operating partnership and entitled BG Cold to receive varying specified percentages of distributions on, and proceeds from redemptions and repurchases of, Class A units held by other investors in our operating partnership. In connection with the formation transactions, the Founders
Equity Share in respect of each Class A unit was reclassified, along with the Class A units, into Legacy Class A
OP Units with A-Piece Sub-Units and C-Piece Sub-Units, which provide for an equivalent interest in favor of BG
Cold solely from Legacy Class A OP Units (and not with respect to any other OP units). For the year ended
December 31, 2025, our operating partnership distributed $1.4 million with respect to its Class C units (or
Founders Equity Share), all of which was received by BG Cold. Of those distributions, Mr. Forste or his personal holding entities received approximately $0.5 million and Mr. Marchetti or his personal holding entities received approximately $0.5 million.
Over a period of up to three years following the closing of our IPO, our operating partnership will settle all legacy investor equity held through the Legacy OP Unit class by reclassifying Legacy OP Units into OP units. LHR, a subsidiary of BGLH, serves as the legacy holder representative appointed by holders of Legacy OP Units to act as their representative in connection with these settlements and any associated repurchases by the operating partnership pursuant to revocable elections concerning Cash Settlement or Securities Settlement of the corresponding Legacy OP Units.
Transactions with Lineage Holdings
Lineage Holdings is a direct subsidiary of, and managed by, our operating partnership. Prior to the formation transactions, an affiliate of BG Capital, BG Maverick, which is indirectly controlled by Messrs. Forste and
Marchetti, held an equity accrual right (the “equity accrual right”) at Lineage Holdings that provided BG Maverick with an equity interest in Lineage Holdings that increased in amount each quarter. Prior to the IPO, we amended the operating agreement of Lineage Holdings to, among other things, reclassify the fixed equity accrual amount held by BG Maverick into OP Units (“OPEUs”). The OPEUs are exchangeable in the future (after a two-year holding period) on a one-for-one basis for OP units, subject to certain adjustments, and no additional OPEUs will be created in respect of any equity accrual right. During the year ended December 31, 2025, Lineage
Holdings distributed $1.3 million to Mr. Forste or his personal holding entities and $1.3 million to Mr. Marchetti or his personal holding entities in respect of OPEUs.
Lineage Holdings has also used a portion of its funds to reimburse Bay Grove for its expenses. See “—
Transactions with Bay Grove.”

Lineage 2026 Proxy Statement
Transactions with Bay Grove
On July 24, 2024, we entered into a transition services agreement with Bay Grove Management, an affiliate of
BG Capital, pursuant to which Bay Grove Management agreed to provide us with certain transition services supporting capital deployment and mergers and acquisitions activity through July 26, 2027, unless earlier terminated pursuant to the terms of the agreement, to help us build our full internal capability during that period.
We have agreed to pay Bay Grove Management an annual fee equal to $8.0 million, or $24.0 million in the aggregate for the three-year period, which is payable in advance in equal quarterly installments.
We have also agreed to reimburse Bay Grove Management for all its out-of-pocket expenses incurred or accrued in connection with the performance of the services under the transition services agreement. The transition services agreement will automatically terminate on July 26, 2027, and may be terminated by mutual written consent of us and Bay Grove, but is otherwise not terminable by either party prior to expiration of the term other than for “Cause” (as defined in the transition services agreement), which will be triggered only in the event that either Messrs. Forste or Marchetti is convicted of certain felonies and continues to remain active in
Bay Grove’s services to our business.
On July 24, 2024, Lineage Holdings also entered into an expense reimbursement and indemnification agreement with BGLH, the LHR, and Bay Grove Management, pursuant to which Lineage Holdings has agreed to (i) advance to or reimburse such entities for all of their expenses in any way related to our Company, including expenses incurred in connection with the coordinated settlement process that will occur for up to three years following our IPO in July 2024 for all legacy investors in both BGLH and our operating partnership and (ii)
indemnify such entities to the fullest extent permitted by applicable law against liabilities that may arise in any way related to our Company, including liabilities incurred in connection with or as a result of the coordinated settlement process.
For the year ended December 31, 2025, Bay Grove Management received an aggregate of $9.8 million, comprised of $8.0 million in fees and $1.8 million of expense reimbursement, pursuant to the transition services agreement and the expense reimbursement and indemnification agreement. Messrs. Forste and Marchetti beneficially own a portion of the equity of BG Capital. Bay Grove Management applies all such compensation to its operating expenses. Because of their beneficial ownership of BG Capital, Messrs. Forste and Marchetti directly or indirectly benefitted from such amounts received by Bay Grove. Of these amounts, Mr. Forste or his personal holding entities directly or indirectly benefitted from approximately $4.2 million and Mr. Marchetti or his personal holding entities directly or indirectly benefitted from approximately $4.2 million.
Other Related Party Transactions
Registration Rights Agreements
On July 24, 2024, we entered into a registration rights agreement with BGLH. Pursuant to the registration rights agreement, we granted BGLH and certain of its affiliates with certain “demand” registration rights and
“piggyback” registration rights, including rights to demand that we undertake a public offering of shares of our
Common Stock for our own account and use the net proceeds from such offering to purchase or redeem shares of Common Stock held by individuals designated by BGLH, with respect to 155,275,349 shares of Common
Stock held by BGLH and 21,029,599 shares of Common Stock issuable upon redemption of 21,029,599 OP units as of March 18, 2026. The registration rights agreement also provides that we will pay certain expenses relating to such registrations and indemnify the registration rights holders against certain liabilities that may arise under the Securities Act.
On July 24, 2024, we entered into a registration rights agreement with holders of registrable securities (including
Mr. Forste, Mr. Marchetti, Stonepeak and BentallGreenOak), pursuant to which we granted them with certain resale registration rights with respect to shares of Common Stock that they may receive upon distributions from
BGLH or upon exchange of OP units (including any OP units received in any reclassification of Legacy OP
Units). The registration rights agreements also provide that we will pay certain expenses relating to such registrations and indemnify the registration rights holders against certain liabilities which may arise under the
Securities Act.

Lineage 2026 Proxy Statement
Stockholders Agreement
On July 24, 2024, we entered into a stockholders agreement (the “Stockholders Agreement”) with BGLH, D1
Master Holdco II LLC and its affiliates (“D1 Capital”), Stonepeak, BentallGreenOak, Mr. Forste and Mr.
Marchetti. The Stockholders Agreement requires us to nominate to our board of directors a number of individuals designated by BGLH, Stonepeak, BentallGreenOak, Mr. Forste and Mr. Marchetti, in each case, as described in further detail below.
The Stockholders Agreement requires us to nominate for election as our directors at any meeting of our stockholders a number of individuals designated by BGLH (each a “BGLH Director”) such that, following the election of any directors and taking into account any director continuing to serve as such without the need for re-election, the number of BGLH Directors serving as directors of our Company will be equal to: (1) if BGLH and its affiliates together continue to beneficially own at least 50% of the outstanding shares of Common Stock,
OPEUs held by persons other than the operating partnership and OP units (including OP units issuable upon reclassification of Legacy OP Units) held by persons other than us (collectively, the “total outstanding interests”)
as of the record date for such meeting, the lowest whole number that is greater than 50% of the total number of directors comprising our board of directors; (2) if BGLH and its affiliates together continue to beneficially own at least 40% (but less than 50%) of the total outstanding interests as of the record date for such meeting, the lowest whole number that is at least 40% of the total number of directors comprising our board of directors; (3) if
BGLH and its affiliates together continue to beneficially own at least 30% (but less than 40%) of the total outstanding interests as of the record date for such meeting, the lowest whole number that is at least 30% of the total number of directors comprising our board of directors; (4) if BGLH and its affiliates together continue to beneficially own at least 20% (but less than 30%) of the total outstanding interests as of the record date for such meeting, the lowest whole number that is at least 20% of the total number of directors comprising our board of directors; and (5) if BGLH and its affiliates together continue to beneficially own at least 5% (but less than 20%)
of the total outstanding interests as of the record date for such meeting, the lowest whole number that is at least
10% of the total number of directors comprising our board of directors. BGLH has designated Mr. Forste, Mr.
Marchetti, Shellye Archambeau, Joy Falotico, Michael Turner and Lynn Wentworth to be nominated for re-
election to serve as the BGLH Directors until Lineage’s 2027 annual meeting of stockholders.
Following the date that BGLH is no longer entitled to designate at least two BGLH Directors, the Stockholders
Agreement requires us to nominate for election as our directors at any meeting of our stockholders one individual designated by each of Mr. Forste (the “Forste Director”) and Mr. Marchetti (the “Marchetti Director”) if,
as of the record date for such meeting, Mr. Forste, together with his affiliates, or Mr. Marchetti, together with his affiliates, as applicable, continue to beneficially own a number of total outstanding interests representing at least
1.76% of the total outstanding interests outstanding as of July 26, 2024. BGLH is entitled to designate at least two BGLH Directors; accordingly, neither Mr. Forste nor Mr. Marchetti will be able to designate directors.
The Stockholders Agreement also requires us to nominate for election as our directors at any meeting of our stockholders a number of individuals designated by Stonepeak (each a “Stonepeak Director”) as follows: (1) two
Stonepeak Directors if Stonepeak and its affiliates together continue to own at least 25% of the shares of
Common Stock outstanding as of the record date for such meeting (calculated with respect to its share of any
Common Stock held through BGLH as if no Founders Equity Share was due in respect of any BGLH equity held by Stonepeak and its affiliates); (2) one Stonepeak Director if Stonepeak and its affiliates together continue to own (x) at least 10% (but less than 25%) of the shares of Common Stock outstanding as of the record date for such meeting (calculated with respect to its share of any Common Stock held through BGLH as if no Founders
Equity Share was due in respect of any BGLH equity held by Stonepeak and its affiliates) or (y) any BGLH equity. If at any time Stonepeak has the right to designate two individuals for election as directors under the
Stockholders Agreement and there are less than two Stonepeak Directors serving on the board of directors, the
Stonepeak Director serving on the board of directors will have the power to cast two votes with respect to any matters presented to the board of directors. As of the record date for the Annual Meeting, Stonepeak fell below the threshold described in (1) above and, as a result, has designated one individual, James Wyper, to be nominated for election to serve as the Stonepeak Director until Lineage’s 2027 annual meeting of stockholders.
Luke Taylor, Stonepeak’s other director designee at the time of our IPO, was nominated by the Board for re-
election to serve as a director until Lineage’s 2027 annual meeting of stockholders.
In addition, for so long as BentallGreenOak owns (x) at least 10% of the total outstanding interests as of the record date for such meeting (calculated with respect to its share of any Common Stock held through BGLH as

Lineage 2026 Proxy Statement
if no Founders Equity Share was due in respect of any BGLH equity held by BGO and its affiliates) or (y) any
BGLH equity, the Stockholders Agreement  requires us to nominate for election as our directors at any meeting of our stockholders one individual designated by BentallGreenOak (the “BentallGreenOak Director”). We have agreed that the BentallGreenOak Director shall not be appointed to serve as (i) the chairperson of our board of directors or (ii) the chairperson of any committee of our board of directors. BentallGreenOak has designated
John Carrafiell to be nominated for re-election to serve as the BentallGreenOak Director until Lineage’s 2027 annual meeting of stockholders.
For so long as the Stockholders Agreement remains in effect with respect to each of BGLH, Stonepeak,
BentallGreenOak, Mr. Forste or Mr. Marchetti, such investor’s director may not be removed without the consent of such investor. In the case of a vacancy on our board created by the removal or resignation of a BGLH
Director, Stonepeak Director, BentallGreenOak Director, Forste Director or Marchetti Director, the Stockholders
Agreement requires us to nominate for election an individual designated by the applicable investor to fill the vacancy. In addition, the Stockholders Agreement requires that any action with the purpose of, or that would have the effect of, discontinuing our qualification as a domestically controlled qualified investment entity will require the consent of each of Stonepeak, D1 Capital and BentallGreenOak for so long as each such entity is entitled to receive shares of our Common Stock upon a distribution in kind from BGLH to owners of its equity.
The Stockholders Agreement will terminate with respect to each of BGLH, Stonepeak, D1 Capital,
BentallGreenOak, Mr. Forste and Mr. Marchetti at the earlier to occur of (i) the applicable investor is no longer entitled to nominate a director pursuant to the Stockholders Agreement (or, with respect to D1 Capital, on the date when D1 Capital ceases to own (x) 10% or more of the total outstanding interests (calculated with respect to its share of any Common Stock held through BGLH as if no Founders Equity Share was due in respect of any
BGLH equity held by D1 Capital and its affiliates) or (y) any BGLH equity) or (ii) the date on which the applicable investor requests that the Stockholders Agreement terminate with respect to itself.
In addition, the Stockholders Agreement provides that we, on our own behalf and in our capacity as the general partner of our operating partnership, must use commercially reasonable efforts to (i) structure certain significant exit transactions (including mergers, consolidations and sales of substantially all of our assets or the assets of our operating partnership and its subsidiaries) in a manner that is tax-deferred to Messrs. Marchetti and Forste, their respective estate planning vehicles, family members and controlled affiliates, does not cause such parties to recognize gain for federal income tax purposes, and provides for substantially similar tax protections after such transactions, and (ii) cause our operating partnership or its subsidiaries to continuously maintain sufficient levels of indebtedness that are allocable for federal income tax purposes to Messrs. Marchetti and Forste and their respective personal holding entities to prevent them from recognizing gain as a result of any negative tax capital account or insufficient debt allocation, provided that such amount of debt shall not be required to exceed the amount allocable to the parties immediately following our IPO, subject to certain exceptions. The
Stockholders Agreement further provides that, prior to entering into an agreement to consummate such an exit transaction, the parties will negotiate in good faith on a tax-deferred structure that is reasonably acceptable to
Messrs. Marchetti and Forste, their respective estate planning vehicles, family members and controlled affiliates. If the parties are unable to reach agreement after 45 days of negotiation, our recommended tax deferred structure will prevail. If material terms of the proposed transaction are modified or changed, the negotiation period will be extended by 30 days. In connection with the obligation to maintain sufficient liability allocations, if we or our operating partnership believes insufficient liabilities may be allocated to Messrs.
Marchetti and Forste and their respective personal holding entities, we shall, and shall cause our subsidiaries to, provide Messrs. Marchetti and Forste, their respective estate planning vehicles, family members and controlled affiliates with an opportunity to guarantee indebtedness. In December 2024, certain controlled affiliates of Messrs. Marchetti and Forste agreed to make capital contributions to us in the event we fail to pay our obligations under the 2.22% Guaranteed Senior Notes, Series A, and 2.52% Guaranteed Senior Notes,
Series B, issued by Lineage Logistics, LLC and certain other requirements are met. These rights granted to
Messrs. Marchetti and Forste, their respective estate planning vehicles, family members and controlled affiliates will last with respect to each as long as such person (or his estate planning vehicles, family members and controlled affiliates) has not disposed of more than 60% of his interest in us or obtained a fair market value adjusted tax basis as a result of the death of Messrs. Marchetti or Forste, respectively.

Lineage 2026 Proxy Statement
Rollover equity in BGLH or operating partnership
Rollover equity in the form of BGLH units or units in our operating partnership was issued prior to the IPO by
BGLH to various sellers of assets acquired as part of the purchase price consideration. Some of those sellers who received rollover equity in BGLH or our operating partnership were provided with separate classes of equity of BGLH or our operating partnership that in some cases included special one-time redemption features with minimum value guarantees and/or the alternative option to elect cash or equity top-up rights to achieve a certain minimum equity valuation at a specific date (collectively, the “Guarantee Rights”). Prior to our IPO, the obligations in respect of the Guarantee Rights resided with BGLH and its subsidiaries, where BGLH units were issued (the “BGLH Guarantee Rights”), and with our operating partnership and its subsidiaries, where units in our operating partnership were issued.
In connection with the formation transactions, on July 24, 2024, Lineage, our operating partnership and Lineage
Holdings entered into a put option agreement (the “Put Option Agreement”) to ensure that the financial obligations associated with all Guarantee Rights proportionately impact investors. Pursuant to the Put Option
Agreement, each of those entities has agreed to provide successive special repurchase rights and cash and equity top-up rights to such legacy investors that mirror those given by BGLH to its investors (the “Rollover
Holder Put Option”) and those given by our operating partnership to its investors, in each case in connection with the Guarantee Rights (the “Lineage OP Put Option”).
•Pursuant to the Rollover Holder Put Option, BGLH had the right to (i) distribute (in various installments from September 2024 through December 2025 (the “Rollover Holder Put Exercise
Window”)) up to 2,036,738 shares of our Common Stock to its investors holding BGLH Guarantee
Rights, and such investors have the individual right to cause Lineage to purchase any or all of such shares of our Common Stock distributed to such persons by BGLH for an amount equal to the guaranteed minimum value intrinsic to the BGLH Guarantee Rights (at a guaranteed minimum price or, in some cases, if greater, the then-current fair market value of the shares of our Common Stock), which amounts differ for different such investors, or (ii) in some cases demand a top-up, through a cash payment or through the issuance of additional shares of our Common Stock without payment therefor, or any combination thereof, in the amount by which the guaranteed minimum value exceeds the then-current fair market value of the shares of our Common Stock (if at all) at various specified times during the Rollover Holder Put Exercise Window.
•Pursuant to the Lineage OP Put Option, during the Rollover Holder Put Exercise Window: (i) our operating partnership has similar rights to cause us to purchase up to 319,006 Legacy Class A-4
OP units for (A) $34.0 million (less certain distributions received after June 26, 2024) if our share price is less than $100.86, (B) an amount that ranges from $34.0 million to $36.1 million (less certain distributions received after June 26, 2024) if our share price is between $100.86 to $113.25, or, (C) if our share price is $113.25 or higher, the product of such share price (less certain distributions received after June 26, 2024) and the number of Legacy Class A-4 OP units sold back to us; and (ii) our operating partnership has similar cash or equity top-up rights if the guaranteed minimum value of $106.59 (less certain distributions received after June 26, 2024) exceeds the then-current fair market value of such Legacy Class A-4 OP units.
During the year ended December 31, 2025, in connection with the exercise of certain BGLH Guarantee Rights by the holders thereof, BGLH distributed 1,784,395 shares of our common stock to such holders in redemption of their Class A units in BGLH, and we purchased all of the shares so distributed for aggregate cash payments of $220.3 million. Messrs. Forste and Marchetti beneficially own a portion of the equity of BG Cold, which holds all BGLH’s Class C units (or Founders Equity Share). No shares were distributed with respect to BGLH’s Class
C units in connection with BGLH’s redemptions of its Class A units.
During the year ended December 31, 2025, in connection with the exercise of certain Guarantee Rights in our operating partnership by the holders thereof, our operating partnership redeemed certain Legacy Class A OP units in our operating partnership for aggregate cash payments of $23.0 million. Messrs. Forste and Marchetti beneficially own a portion of the equity of BG Cold, which holds all Class C-Piece sub-units of our operating partnership’s Legacy Class A OP units (or Founders Equity Share). No OP Units were distributed with respect to
BGLH’s Class C-Piece sub-units in connection with our redemptions of Legacy Class A OP units.

Lineage 2026 Proxy Statement
As of December 31, 2025, all Guarantee Rights have been satisfied, and we have no further obligations under the Put Option Agreement.
Director and Officer Indemnification Agreements
We have entered into indemnification agreements with our directors and executive officers. These agreements require us to indemnify these individuals to the maximum extent permitted under Maryland law and our charter against liabilities that may arise by reason of their service to us, and to advance expenses incurred as a result of any proceeding against them as to which they could be indemnified upon our receipt of certain affirmations and undertakings. Insofar as indemnification for liabilities arising under the Securities Act may be permitted to directors or executive officers, we have been informed that in the opinion of the SEC, such indemnification is against public policy and is therefore unenforceable.
There is currently no pending material litigation or proceeding involving any of our directors, officers or employees for which indemnification is sought.
Employment Compensation
We employ Scott Lehmkuhl as Director, Information Technology. He is the brother of Greg Lehmkuhl, our Chief
Executive Officer. Mr. Scott Lehmkuhl’s compensation is based on his education, experience and the responsibilities of his position. For the year ended December 31, 2025, Mr. Scott Lehmkuhl received total compensation of approximately $308,000. Mr. Scott Lehmkuhl’s 2025 compensation includes an award of RSUs under the 2024 Plan with a value of approximately $45,000 that will vest and settle as shares of the Company’s common stock in equal installments over the next three years.
We employ Jayse Bryan as a General Manager. He is the son of Greg Bryan, our Chief Integrated Solutions
Officer. Mr. Jayse Bryan’s compensation is based on his education, experience and the responsibilities of his position. For the year ended December 31, 2025, Mr. Jayse Bryan received total compensation of approximately $242,000. Mr. Jayse Bryan’s 2025 compensation includes an award of RSUs under the 2024
Plan with a value of approximately $8,000 that will vest and settle as shares of the Company’s common stock in equal installments over the next three years. Mr. Jayse Bryan’s 2025 compensation also includes relocation support worth approximately $54,000 in order to assume the new role of General Manager in a different region of the United States.
Restrictive Covenants Agreements
On July 24, 2024, we entered into a restrictive covenants agreement with each of Messrs. Forste and Marchetti, pursuant to which Messrs. Forste and Marchetti have agreed that for a period ending on the earlier of July 26,
2027 or the date on which they cease to own, directly or indirectly, any equity interest in Lineage, Inc., they will not compete with our business.
Emergent Cold LatAm Holdings LLC
As of December 31, 2025, Lineage owned 8.8% of the investment interests in Emergent Cold LatAm Holdings
LLC (“Emergent Cold LatAm” or “LatAm”) as well as a right to receive an additional portion of certain profits generated by Emergent Cold LatAm, which could represent up to 10.0% of the additional profits generated on invested capital. In addition, Mr. Forste beneficially owns investment interests representing less than 1.0% of
Emergent Cold LatAm and serves as chairman of the board of directors of Emergent Cold LatAm. Certain of our legacy investors, including affiliates of Stonepeak and D1 Capital, also beneficially own investment interests in
Emergent Cold LatAm, and certain persons affiliated with Stonepeak and D1 Capital hold seats on the board of directors of Emergent Cold LatAm. Neither we nor Mr. Forste control Emergent Cold LatAm. We have an option to purchase Emergent Cold LatAm through June 23, 2027.
Statement of Policy Regarding Transactions with Related Persons
We have adopted a written statement of policy regarding transactions with related persons, which we refer to as our “related person policy.” Our related person policy requires that a “related person” (as defined as in paragraph (a) of Item 404 of Regulation S-K) must promptly disclose to us any “related person transaction” (defined as any transaction that is anticipated would be reportable by us under Item 404(a) of

Lineage 2026 Proxy Statement
Regulation S-K in which we were or are to be a participant and the amount involved exceeds $120,000 and in which any related person had or will have a direct or indirect material interest) and all material facts with respect thereto. We will then promptly communicate that information to our Audit Committee. No related person transaction will be executed without the approval or ratification of our Audit Committee. It is our policy that directors interested in a related person transaction will recuse themselves from any vote on a related person transaction in which they have an interest.
Interest of Certain Persons in Matters to be Acted Upon
Other than with respect to the election of directors, none of our directors, nominees for director, executive officers, any person who has served as a director or executive officer since the beginning of the last fiscal year, or their associates have any interest, direct or indirect, by security holdings or otherwise, in any of the matters to be acted upon at the Annual Meeting as described in this Proxy Statement.

Lineage 2026 Proxy Statement
Security Ownership Of Certain Beneficial Owners And Management
The following table sets forth certain information regarding the beneficial ownership of shares of our Common
Stock, including shares of our Common Stock into which OP units are exchangeable, as of March 18, 2026, the record date, for (1) each person who is known by us to be the beneficial owner of 5% or more of our outstanding
Common Stock, (2) each of our directors, director nominees and named executive officers and (3) all of our directors, director nominees and executive officers as a group. Each person named in the table has sole voting and investment power with respect to all of the shares of our Common Stock shown as beneficially owned by such person, except as otherwise set forth in the notes to the table. On the record date there were approximately 227,140,448 shares of our Common Stock outstanding.
The SEC has defined “beneficial ownership” of a security to mean the possession, directly or indirectly, of voting power and/or investment power over such security. A stockholder is also deemed to be, as of any date, the beneficial owner of all securities that such stockholder has the right to acquire within 60 days after that date through (1) the exercise or vesting of any right, including RSUs, to acquire shares of Common Stock, or (2) the exchange of OP units (including those OP units issuable upon conversion of OPEUs or LTIP units, and OP units resulting from the reclassification of Legacy OP Units that were held prior to our IPO) for shares of our Common
Stock upon redemption of outstanding OP units. OPEUs have been included in the table even though the right to redeem the OPEUs are subject to a two year holding period following our IPO in order to give a complete picture of potential OP units outstanding. Please see “Certain Relationships and Related Party Transactions” for
more information regarding the OPEUs and Legacy OP Units.
Bay Grove Capital Group LLC (“BG Capital”) is a private owner-operator firm founded by our Co-Executive
Chairmen.  References herein to BGLH is to BG Lineage Holdings, LLC, and its subsidiary BG Lineage
Holdings LHR, LLC. BG Capital is the indirect managing member of BGLH. Our Co-Executive Chairmen, Adam
Forste and Kevin Marchetti, are the managing members of BG Capital. BG Capital is also the managing member of BG Maverick, LLC and BG Cold, LLC.
Unless otherwise indicated, the address of each named person is c/o Lineage, Inc., 46500 Humboldt Drive,
Novi, Michigan 48377. No shares beneficially owned by any executive officer, director or director nominee have been pledged as security.

Name of Beneficial Owner	Number of Shares of Common Stock(1)	Number of Rights to Acquire Shares of Common Stock(2)	Total Number of Shares of Common Stock Beneficially Owned	Percentage of Common Stock Beneficially Owned(3)
Greater than 5% Stockholders
BG Capital(4)	155,275,349	22,490,747	177,766,096	71.2%
Norges Bank(5)	13,939,391	—	13,939,391	6.1%
Directors, Nominees and Named Executive Officers
Adam Forste(6)	155,574,729	22,511,762	178,086,491	71.3%
Kevin Marchetti(7)	155,562,807	22,511,767	178,074,574	71.3%
Greg Lehmkuhl(8)	9,761	217,581	227,342	*
Shellye Archambeau	3,132	—	3,132	*
John Carrafiell	—	—	—	—
Joy Falotico	9,537	—	9,537	*
Luke Taylor	—	—	—	—
Michael Turner	2,632	—	2,632	*
Lynn Wentworth	8,246	—	8,246	*
James Wyper	—	—	—	—
Robb LeMasters	89,500	—	89,500	*
Jeff Rivera(9)	8,684	70,283	78,967	*

Lineage 2026 Proxy Statement

Name of Beneficial Owner	Number of Shares of Common Stock(1)	Number of Rights to Acquire Shares of Common Stock(2)	Total Number of Shares of Common Stock Beneficially Owned	Percentage of Common Stock Beneficially Owned(3)
Sudarsan Thattai(10)	10,563	165,907	176,470	*
Timothy Smith(11)	2,489	55,181	57,670	*
Rob Crisci(12)	24,207	119,631	143,838	*
Sean Vanderelzen(13)	15,617	46,153	61,770	*
All Directors, Nominees and Executive Officers as a Group, excluding Messrs. Forste and Marchetti (17 persons)(14)	174,981	655,333	830,314	*
All Directors, Nominees and Executive Officers as a Group (19 persons)(15)	156,037,168	23,188,115	179,225,283	71.6%
_____________________
*Represents less than 1.0%.
(1)Represents shares of common stock held. For our directors and executive officers (other than Messrs. Forste and Marchetti, who have voting and dispositive control over all of the shares of common stock held by BGLH), does not include any shares of our common stock that are held by BGLH and may be distributed from time to time by BGLH to such directors and executive officers as members of
BGLH, to the extent applicable. Over the course of the first three years following our IPO, all of the shares held by BGLH will be distributed to its members in accordance with their respective interests.
(2)Represents rights to acquire shares of common stock, such as OP Units, LTIP units, RSUs and OPEUs. For our directors and executive officers (other than Messrs. Forste and Marchetti, who have voting and dispositive control over all Legacy OP Units), does not include any shares of our common stock that are issuable upon conversion of Legacy OP Units to OP Units, to the extent applicable.
(3)On the record date, there were 227,140,448 shares of our common stock and 23,073,492 OP units (excluding OP units held by us and including (i) 21,029,599 Legacy OP Units and (ii) 1,461,148 OPEUs) outstanding. For the individual unit holders, also includes the vested LTIP units, and unvested RSUs and LTIPs that vest within 60 days of the record date and are held by such holder.  Assumes, for the holder of such units, that (a) OPEUs and LTIP units have been exchanged for OP units, and Legacy OP Units have been reclassified into OP units, on a one-for-one basis and, in each case, and (b) OP units  and RSUs have been exchanged for common stock on a one-for-one basis. OPEUs will be exchangeable at BG Capital’s election for OP units on a one-for-one basis, subject to adjustment in certain circumstances, at any time beginning two years after the IPO. Holders of OP units have the right beginning 14 months after the issuance of the OP units to require our operating partnership to redeem all or part of their OP units (excluding any
Legacy OP Units) for cash equal to the then-current market value of an equal number of shares of our common stock or, at our election, to exchange their OP units for shares of our common stock on a one-for-one basis, subject to certain adjustments and the restrictions on ownership and transfer of our common stock set forth in our charter. Legacy OP Units do not have any redemption rights prior to being reclassified as OP units, but once a Legacy OP Unit has been so reclassified, it will have the same redemption rights as the other OP units at any time and will not be subject to the 14-month waiting period. Over the course of the first three years following our IPO, all of the Legacy OP Units will be reclassified into OP units.
(4)Includes 155,275,349 shares of our common stock held directly by BGLH, and deemed beneficially owned by BG Capital, BGLH, BG
Cold, Adam Forste and Kevin Marchetti. BGLH is managed indirectly, and BG Cold is managed directly, by BG Capital, which is managed by a management committee comprised of Adam Forste and Kevin Marchetti, our Co-Executive Chairmen, who share voting and investment power over these shares. Also includes 21,029,599 shares of our common stock that may be issuable upon reclassification of Legacy OP Units, representing all the outstanding Legacy OP Units. BGLH indirectly has the power to vote and dispose of all Legacy OP Units, which are thus deemed beneficially owned by BG Capital, BGLH, BG Cold, Adam Forste, and Kevin
Marchetti. For BG Capital, Adam Forste, and Kevin Marchetti, also includes 1,461,148 shares of common stock issuable in exchange for OPEUs held by BG Maverick, which is managed by BG Capital. BG Capital, BGLH, BG Gold and Messrs. Forste and Marchetti
each disclaims beneficial ownership of these securities, except to the extent of any pecuniary interest therein.
(5)Based on an amendment to Schedule 13G filed with the SEC on July 22, 2025, by Norges Bank, reporting beneficial ownership as of
June 30, 2025 of shares of common stock invested on behalf of the Government of Norway. The address of Norges Bank is
Bankplassen 2, PO Box 1179 Sentrum, Oslo, NO-0107, Oslo, Norway.
(6)Includes the securities beneficially owned by BG Capital and discussed in Footnote 4. Also includes, (i) 109,266 shares of common stock held directly and (i) 190,114 shares of common stock and 21,015 OP units held indirectly through an estate planning entity. Mr.
Forste disclaims beneficial ownership of the securities beneficially owned by each of these entities, except to the extent of any pecuniary interest therein.
(7)Includes the securities beneficially owned by BG Capital and discussed in Footnote 4. Also includes, (i) 113,690 shares of common stock held directly, and (i) 173,768 shares of common stock and 21,020 OP units held indirectly through an estate planning entity. Mr.
Marchetti disclaims beneficial ownership of the securities beneficially owned by each of these entities, except to the extent of any pecuniary interest therein.

Lineage 2026 Proxy Statement
(8)Column 2 represents (i) 89,474 vested LTIP units and (ii) 19,316 RSUs and 108,791 LTIP units that vest within 60 days after the record date.
(9)Column 2 represents (i) 32,160 vested LTIP units and (ii) 38,123 LTIP units that vest within 60 days after the record date.
(10)Column 2 represents (i) 79,972 vested LTIP units and (ii) 85,935 LTIP units that vest within 60 days after the record date.
(11)Column 2 represents (i) 25,683 vested LTIP units and (ii) 29,498 LTIP units that vest within 60 days after the record date.
(12)Column 2 represents (i) 36,062 vested LTIP units and (ii) 43,929 RSUs and 39,640 LTIP units that vest within 60 days after the record date.
(13)Column 2 represents (i) 22,168 vested LTIP units and (ii) 10,353 RSUs and 13,632 LTIP units that vest within 60 days after the record date.
(14)Represents beneficial ownership by directors, nominees and executive officers as a group, but excluding beneficial ownership of shares by Messrs. Forste and Marchetti. Column 2 includes (i) 291,157 vested LTIP units and (ii) 32,474 RSUs and 331,702 LTIP units that vest within 60 days after the record date.
(15)Represents beneficial ownership by directors, nominees and executive officers as a group including Messrs. Forste and Marchetti. See footnotes 6, 7 and 14.

Lineage 2026 Proxy Statement
Submission Of Stockholder Proposals
Any stockholder intending to present a proposal at our 2027 annual meeting of stockholders and have the proposal included in the proxy statement and proxy card for such meeting (pursuant to Rule 14a-8 of the
Exchange Act) must, in addition to complying with the applicable laws and regulations governing submissions of such proposals, submit the proposal in writing to us no later than December 24, 2026 and must otherwise comply with the requirements of the SEC’s proxy rules.
Our current Bylaws provide that any stockholder intending to nominate a director or present a stockholder proposal of other business for consideration at the 2027 annual meeting of stockholders, but not intending for such a nomination or proposal to be considered for inclusion in our Company’s proxy statement and proxy card relating to such meeting (i.e., not pursuant to Rule 14a-8 of the Exchange Act), must notify us in writing no earlier than the 150th day and not later than 5:00 p.m., Eastern Time, on the 120th day prior to the first anniversary of the date of the proxy statement for the immediately preceding annual meeting of stockholders;
provided, however, that in the event that the annual meeting of stockholders is not held within 30 days before or after the anniversary of the date of the preceding year’s annual meeting of stockholders, to be timely, notice by the stockholder must be received no earlier than the 150th day prior to the date of such annual meeting and not later than 5:00 p.m., Eastern Time, on the later of the 120th day prior to the date of such annual meeting of stockholders, as originally convened, or the tenth day following the day on which public announcement of the date of such meeting is first made. Accordingly, to submit a director candidate for consideration for nomination at our 2027 annual meeting of stockholders, stockholders must submit the recommendation, in writing, by 5:00
p.m., Eastern Time, on December 24, 2026, but in no event earlier than November 24, 2026.
In addition to satisfying the foregoing requirements under our current Bylaws, to comply with the universal proxy rules, stockholders who intend to solicit proxies in support of director nominees other than the Company’s nominees for our annual meeting to be held in 2027 must provide notice that sets forth the information required by Rule 14a-19 under the Exchange Act.
Any such nomination or proposal should be sent to our Corporate Secretary at Lineage, Inc., 46500 Humboldt
Drive, Novi, Michigan 48377 and, to the extent applicable, must include the information and other materials required by our then-current Bylaws.
In connection with our solicitation of proxies for our 2027 Annual Meeting, we intend to file a proxy statement and WHITE proxy card with the SEC. Stockholders may obtain our proxy statement (and any amendments and supplements thereto) and other documents as and when filed with the SEC without charge from the SEC’s website at www.sec.gov.
Delivery Of Materials
In accordance with rules adopted by the SEC, instead of mailing a printed copy of our proxy materials to our stockholders, we are, except as described below, furnishing proxy materials, including this Proxy Statement and our 2025 Annual Report to stockholders, by providing access to these documents on the Internet. Accordingly, on or about April 23, 2026, a Notice Regarding the Availability of Proxy Materials will be sent to our beneficial owners of Common Stock. The Notice provides instructions for accessing our proxy materials on the Internet and instructions for receiving printed copies of the proxy materials without charge by mail or electronically by email. If you are a beneficial holder of shares of our Common Stock, please follow the instructions included in the Notice.
The Notice provides you with instructions regarding the following: (1) viewing our proxy materials for the Annual
Meeting on the Internet; (2) voting your shares; (3) requesting a printed copy of the proxy materials; and
(4) instructing us to send our future proxy materials to you. We believe the delivery options allow us to provide our stockholders with the proxy materials they need, while lowering the cost of the delivery of the materials and reducing the environmental impact of printing and mailing. If you choose to receive future proxy materials by email, you will receive an email next year with instructions containing a link to view those proxy materials and a link to the proxy voting site. Your election to receive proxy materials by email will remain in effect until you terminate it.
In addition, certain stockholders of record of our Common Stock will be sent, by mail, this Proxy Statement, the
Notice of 2026 Annual Meeting of Stockholders and the related proxy card on or about April 23, 2026.

Lineage 2026 Proxy Statement
Householding Of Proxy Materials
The rules of the SEC permit companies and intermediaries (such as brokerage firms, banks, broker-dealers or other similar organizations) to satisfy the delivery requirements for the Notice and proxy materials with respect to two or more stockholders sharing the same address by delivering a single Notice or copy of the proxy materials, as the case may be, addressed to each of those stockholders. This practice, commonly referred to as
“householding,” is designed to reduce our printing and postage costs. Stockholders that hold shares in “street name” (as described below) may contact their intermediaries to request information about householding.
If you have received notice from your broker, nominee or other intermediary, or us that your household will receive only one copy of our proxy materials, you will be deemed to have consented to this process unless you specifically revoke your consent or provide instructions to the contrary. If you received only one copy of our proxy materials and wish to receive a separate copy for each stockholder at your household, or if, at any time, you wish to resume receiving separate proxy materials, or if you are receiving multiple statements and reports and wish to receive only one, please notify your broker, nominee or other intermediary if your shares are held in a brokerage account, or us if you hold registered shares. If, at any time, such a record stockholder no longer wishes to participate in “householding” and would prefer to receive a separate set of our proxy materials, such stockholder should so notify us by directing written requests to: Lineage, Inc., 46500 Humboldt Drive, Novi,
Michigan 48377, Attn: Corporate Secretary or by calling our investor relations contact at (470) 801-6049.
Annual Report
Our Annual Report on Form 10-K for the fiscal year ended December 31, 2025 is being mailed with this Proxy
Statement to those stockholders that receive this Proxy Statement in the mail. Stockholders that receive the
Notice can access our 2025 Annual Report at www.proxyvote.com.
We make available, free of charge on our website, all of our filings that are made electronically with the SEC, including Forms 10-K, 10-Q and 8-K. These filings are available on our website at https://ir.onelineage.com under “SEC Filings” of the “Financials” tab. Copies of our Annual Report on Form 10-K for the fiscal year ended
December 31, 2025 filed with the SEC (exclusive of exhibits and documents incorporated by reference), are also available without charge to stockholders upon written request addressed to Lineage, Inc. at our principal executive offices, which are currently located at Lineage, Inc., 46500 Humboldt Drive, Novi, Michigan 48377,
Attention: Lineage Investor Relations. Copies of exhibits and basic documents filed with the Annual Report on
Form 10-K or referenced therein will be furnished to stockholders upon written request and payment of a nominal fee in connection with the furnishing of such documents.
Your vote is important. Please promptly vote your shares by following the instructions for voting on the Notice or, if you received a paper or electronic copy of our proxy materials, by completing, signing, dating and returning your proxy card or by internet or telephone voting as described on your proxy card.

By Order of the Board

/s/ Natalie Matsler

Natalie Matsler Chief Legal Officer and Corporate Secretary
Novi, Michigan
April 23, 2026

LINEAGE, INC.
46500 HUMBOLDT DRIVE
NOVI, MI 48377

SCAN TO
VIEW MATERIALS & VOTE

VOTE BY INTERNET
Before The Meeting - Go to **www.proxyvote.com or scan the QR Barcode above**

Use the Internet to transmit your voting instructions and for electronic delivery of information up until 11:59 p.m. Eastern Time on June 8, 2026. Have your proxy card in hand when you access the web site and follow the instructions to obtain your records and to create an electronic voting instruction form.

During The Meeting - Go to **www.virtualshareholdermeeting.com/LINE2026**

You may attend the meeting via the Internet and vote during the meeting. Have the information that is printed in the box marked by the arrow available and follow the instructions.

VOTE BY PHONE - 1-800-690-6903
Use any touch-tone telephone to transmit your voting instructions up until 11:59 p.m. Eastern Time on June 8, 2026. Have your proxy card in hand when you call and then follow the instructions.

VOTE BY MAIL
Mark, sign and date your proxy card and return it in the postage-paid envelope we have provided or return it to Vote Processing, c/o Broadridge, 51 Mercedes Way, Edgewood, NY 11717.

TO VOTE, MARK BLOCKS BELOW IN BLUE OR BLACK INK AS FOLLOWS:

V87574-P46454

KEEP THIS PORTION FOR YOUR RECORDS

DETACH AND RETURN THIS PORTION ONLY

THIS PROXY CARD IS VALID ONLY WHEN SIGNED AND DATED.

LINEAGE, INC.

The Board of Directors recommends you vote FOR all nominees listed in Proposal 1.

1. Election of Directors.

Nominees:	**For**	**Against**	**Abstain**
1a. Adam Forste	☐	☐	☐
1b. Kevin Marchetti	☐	☐	☐
1c. Greg Lehmkuhl	☐	☐	☐
1d. Shellye Archambeau	☐	☐	☐
1e. John Carrafiell	☐	☐	☐
1f. Joy Falotico	☐	☐	☐
1g. Luke Taylor	☐	☐	☐
1h. Michael Turner	☐	☐	☐
1i. Lynn Wentworth	☐	☐	☐
1j. James Wyper	☐	☐	☐

The Board of Directors recommends you vote FOR Proposals 2 and 3:	**For**	**Against**	**Abstain**
2. Ratification of the appointment of PricewaterhouseCoopers LLP as our independent registered public accounting firm for 2026.	☐	☐	☐
3. Advisory (non-binding) approval of the compensation of our named executive officers.	☐	☐	☐

NOTE: Such other business as may properly come before the meeting or any adjournment thereof.

Please sign exactly as your name(s) appear(s) hereon. When signing as attorney, executor, administrator, or other fiduciary, please give full title as such. Joint owners should each sign personally. All holders must sign. If a corporation or partnership, please sign in full corporate or partnership name by authorized officer.

Signature [PLEASE SIGN WITHIN BOX]	Date	Signature (Joint Owners)	Date

Important Notice Regarding the Availability of Proxy Materials for the Annual Meeting:
The Notice and Proxy Statement and Annual Report are available at www.proxyvote.com.

V87575-P46454

LINEAGE, INC.
ANNUAL MEETING OF STOCKHOLDERS
JUNE 9, 2026, 8:30 A.M. EASTERN TIME
THIS PROXY IS SOLICITED ON BEHALF OF THE BOARD OF DIRECTORS

The stockholder(s) hereby appoint(s) Robb LeMasters and Natalie Matsler, or either of them individually, as proxies, each with the power to appoint (his/her) substitute, and hereby authorize(s) each of them to represent and to vote, as designated on the reverse side of this ballot, all of the shares of Common Stock of LINEAGE, INC. that the stockholder(s) is/are entitled to vote at the Annual Meeting of Stockholders to be held at 8:30 a.m. Eastern Time, on June 9, 2026, at www.virtualshareholdermeeting.com/LINE2026, and any adjournment or postponement thereof.

This proxy, when properly executed, will be voted in the manner directed herein. If properly executed but no such direction is made, this proxy will be voted in accordance with the Board of Directors' recommendations as indicated on the reverse side. The votes entitled to be cast by the undersigned will be cast in the discretion of the proxies with respect to such other matters as may properly come before the Annual Meeting or any continuation, postponement or adjournment thereof.

Continued and to be signed on reverse side